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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08261

Madison Funds
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison/Mosaic Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Report to Shareholders.

Annual Report
October 31, 2013

Madison Funds®

Madison Conservative Allocation Fund
Madison Moderate Allocation Fund
Madison Aggressive Allocation
Madison Cash Reserves Fund
Madison Tax-Free Virginia Fund
Madison Tax-Free National Fund
Madison Government Bond Fund
Madison High Quality Bond Fund
Madison Core Bond Fund
Madison Corporate Bond Fund
Madison High Income Fund
Madison Diversified Income Fund
Madison Equity Income Fund
Madison Dividend Income Fund
Madison Large Cap Value Fund
Madison Investors Fund
Madison Large Cap Growth Fund
Madison Mid Cap Fund
Madison Small Cap Fund
Madison NorthRoad International Fund
Madison International Stock Fund

Madison Funds | October 31, 2013

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution.
For more complete information about Madison Funds, including charges and expenses, request a prospectus from your financial advisor or from Madison Funds, P.O. Box 8390, Boston, MA 02266-8390. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the investment company.
For more current performance information, please call 1-800-877-6089 or visit our website at www.madisonfunds.com. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results.
Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.
*Although each Fund’s name begins with the word “Madison,” the word “Madison” may be omitted in this report for simplicity when referring to any particular Fund, group of Funds or list of Funds.

Madison Funds | October 31, 2013
Management’s Discussion of Fund Performance
Period in Review
The one-year-period ended October 31, 2013 was a strong one for U.S. and foreign stocks. The S&P 500 advanced 27.18% while the broad international index, MSCI EAFE, was up 27.70%. In March of this annual period we marked the fourth anniversary of the markets lows following the economic crisis of 2008-2009, which also proved to be the start of a remarkable stock-market recovery. The S&P 500 hit a low of 676 in March of 2009. At the end of October the Index stood at 1756, more than a 150% gain in just over four-and-a-half years. Both the Dow Jones Industrial Average and the S&P 500 broke to new highs towards the end of the one-year period, eclipsing their previous tops in 2007 prior to the Great Recession.
Bonds, on the other hand, were generally beleaguered over the course of the annual period as interest rates trended upward, reducing the value of existing bonds. The bellwether 10-year Treasury began the period with a yield of 1.69%, then dipped to an annual period low of 1.58% on November 16, 2012 before trending upward to a high of 2.99% on September 5. From there the 10-year-Treasury yield slipped to 2.56% at the end of the period. Even with this late retreat, interest rates moved higher over the year, putting pressure on bond total returns, particularly on longer bonds which tend to be most interest-rate sensitive.
While the broad stock market indices all showed significant advances, the underlying components of the market showed quite diverse results. On a sector basis, the absolute price returns of the U.S. market varied from 4.98% for Utilities to 33.60% for Consumer Discretionary. Lower-quality stocks outperformed higher-quality stocks, suggesting the stock market rally had a speculative aspect, with investors favoring companies with potential over those with proven results. This was also demonstrated by the outperformance of smaller valued (capitalized) companies over larger ones. The small-cap Russell 2000® Index rose 36.28% over the period, compared to the large-cap Russell 1000® Index’s 28.40% rise. Within these indices, growth and value stocks generally showed similar returns, although small-cap growth stocks showed greater returns than small-cap value stocks.
We see the major force behind this year’s stock and bond returns, as well as the overall market recovery since 2009, as central bank action. As the period ended, the Federal Reserve continued to purchase $85 billion a month in Treasury and mortgage securities. This purchasing, the rock-bottom Federal Reserve Rate, and other Fed actions have kept interest rates at historic lows and produced an enormous amount of liquidity, some of which we see finding its way into stocks. When Federal Reserve Chairman Bernanke suggested this past June that the Fed might soon begin to taper its purchasing, the market response was swift and dramatic – perhaps more dramatic than the Fed had anticipated. Stocks dipped and interest rates spiked – a potential harbinger of what might come should the Fed actually begin to trim its aggressive buying. The Fed surprised many at its September meeting by keeping buying at the same levels, action which seemed to fuel the stock market and trim interest rate rises.
Outlook
Looking beyond Fed stimulus, we see continued signs of positive, if modest, economic expansion. The housing market appears to be stabilized, household balance sheets have improved as the stock market recovered its losses, energy prices have abated, and the nation seems to have gotten through the fiscal headwinds of sequestration and the tribulations over the budget approval. One of the bright spots is consumer spending, which accounts for some 70% of domestic GDP. Part of this can be attributed to the wealth effect of rising stock prices, while prices dropping at the pump act as the same sort of stimulus as a federal tax cut. While much of the robust profitability of U.S. corporations has come from austerity and margin expansion, a reenergized consumer creates hope for top-line growth. These factors combine to give us optimism that the domestic economy in 2014 can exceed the modest growth of 2013.
However, in the upside-down formula that we’ve experienced lately, good news for the economy may be bad news for investors, as it potentially allows the Fed to ease its aggressive stimulus. As we saw in June, even a hint of easing has roiled the markets.
As a result, our overall disposition is to proceed with caution, and to continue our concern over speculative stock investing and aggressive bond positioning. By seeking to moderate risk across Madison Funds’ offerings, we honor our long tradition of seeking the best risk/return results for our investors.

Madison Funds | October 31, 2013
CONSERVATIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS
The Madison Conservative Allocation Fund invests primarily in shares of registered investment companies (the “underlying funds”). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser.
The team may use multiple analytical approaches to determine the appropriate asset allocation, including:

•
Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the fund’s aim to achieve a favorable overall risk profile for any targeted portfolio return.

•
Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•
Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison has a flexible mandate which permits the fund to materially reduce equity risk exposures when and if conditions exist that require reduction of equity exposure.

PERFORMANCE DISCUSSION
Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2013[2]
	% Return Without Sales Charge					% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	Since 6/30/06 Inception	Since 2/29/08 Inception	1 Year	3 Years	5 Years	Since Inception
Class A Shares[3]	6.90	5.81	8.53	4.03	–	0.72	3.75	7.25	3.19
Class B Shares[4]	6.05	4.98	7.72	3.25	–	1.55	3.91	7.42	3.25
Class C Shares[5]	6.05	4.98	7.74	–	2.89	5.05	4.98	7.74	2.89
Bank of America Merrill Lynch US Corp, Govt & Mortgage Index	(1.210)	3.01	6.05	5.60	4.78	NA	NA	NA	NA
Conservative Allocation Fund Custom Index	8.38	7.38	9.48	6.17	5.67	NA	NA	NA	NA
See accompanying Notes to Management’s Discussion of Fund Performance.
The Madison Conservative Allocation Fund (Class A load waived) returned 6.90% for the period, compared to its blended benchmark’s return of 8.38%. Strong relative returns from the fund’s underlying fixed income fund holdings were more than offset by the relatively weak returns generated by the fund’s equity fund holdings. While the conservative nature of the fund dictates a high allocation to bonds, the performance of the two asset classes was so asymmetrical this period that the influence of lower-than-benchmark stock returns outweighed the influence of the fund’s higher-than-benchmark bond returns. The broad domestic bond market, as measured by the Barclays U.S. Aggregate Index, was down -1.08% as interest rates trended higher across the period. Rising rates tend to reduce the value of existing bonds as higher-yielding and more attractive bonds are issued. By way of contrast, large domestic stocks, as measured by the S&P 500 were up 27.18%. The fund’s conservative bond duration (due to owning funds with shorter bonds than the broad market) helped dampen the negative effect of rising rates. The fund also had a significant allocation to funds holding floating rate bonds, which produced strong positive gains for the period. Floating rate bonds are private placement notes issued by banks which provide a higher dividend while containing more credit risk than conventional corporate bonds. In addition, our largest bond allocation was to Metropolitan West Total Return Fund which produced a positive return in a negative market.
All of this good news on the bond side was overwhelmed by the outsized returns of stocks, both here in the U.S. and internationally. As is often typical in rapidly rising markets, speculative stocks outperformed shares of more stable, proven companies. One measure of this is the quality indices, where A+ company returned 23.9% for the period, while lower-rated C&D companies soared 35.8%. Another view of this trend can be seen by the returns of smaller companies, which tend to contain higher risk than large companies. The Russell 2000® Index of small stocks rose 36.28%, while the Russell 1000® Index of large stocks rose 28.40%, somewhat higher than the S&P 500’s 27.18%. The Madison Conservative Allocation Fund, in line with its name and mandate, focused its stock holdings on Madison funds which concentrated on higher quality, larger companies and was underrepresented by small as well as speculative companies. Madison Large Cap Value, Large Cap Growth and Investors Funds, which constituted the largest segment of the fund’s stock exposure, all underperformed the broader market due to their bias towards large, higher-quality firms. The fund’s low exposure to international stocks, particularly emerging markets stocks, was one positive on the stock side, although a minor factor in the fund’s total return.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
Bond Funds	59.2%
Foreign Bond Funds	2.9%
Foreign Stock Funds	4.7%
Stock Funds	32.0%
Money Market Funds and Other Net Assets	1.2%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
Madison Core Bond Fund Class Y	12.2%
Metropolitan West Total Return Bond Fund Class I	11.7%
Madison Large Cap Value Fund Class Y	9.0%
Franklin Floating Rate Daily Access Fund Advisor Class	7.5%
Madison High Quality Bond Fund Class Y	7.4%
Madison Corporate Bond Fund Class Y	6.4%
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	6.3%
Madison Large Cap Growth Fund Class Y	5.2%
iShares Russell Mid-Cap ETF	5.0%
Madison Investors Fund Class Y	4.8%

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2013
MODERATE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS
The Madison Moderate Allocation Fund invests primarily in shares of registered investment companies (the “underlying funds”). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser.
The team may use multiple analytical approaches to determine the appropriate asset allocation, including:

•
Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the fund’s aim to achieve a favorable overall risk profile for any targeted portfolio return.

•
Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•
Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison has a flexible mandate which permits the fund to materially reduce equity risk exposures when and if conditions exist that require reduction of equity exposure.

PERFORMANCE DISCUSSION
Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2013[2]
	% Return Without Sales Charge					% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	Since 6/30/06 Inception	Since 2/29/08 Inception	1 Year	3 Years	5 Years	Since Inception
Class A Shares[3]	13.87	8.72	10.37	3.94	–	7.33	6.58	9.07	3.10
Class B Shares[4]	12.98	7.91	9.52	3.16	–	8.48	6.90	9.24	3.16
Class C Shares[5]	12.97	7.90	9.54	–	2.64	11.97	7.90	9.54	2.64
S&P 500 Index	27.18	16.56	15.17	6.79	6.84	NA	NA	NA	NA
Moderate Allocation Fund Custom Index	15.37	9.72	11.29	5.92	5.43	NA	NA	NA	NA
See accompanying Notes to Management’s Discussion of Fund Performance.
The Madison Moderate Allocation Fund (Class A load-waived) returned 13.87% for the period, while its blended benchmark returned 15.37%. Strong relative returns from the fund’s underlying fixed income fund holdings were more than offset by the relatively weak returns generated by the fund’s equity fund holdings. While management’s typically conservative bias for the fund dictated a relatively high allocation to bonds, the performance of the two asset classes was so asymmetrical this period that the influence of lower-than-benchmark stock returns outweighed the influence of the fund’s higher-than-benchmark bond returns. The broad domestic bond market, as measured by the Barclays U.S. Aggregate Index, was down -1.08% as interest rates trended higher across the period. Rising rates tend to reduce the value of existing bonds as higher-yielding and more attractive bonds are issued. By way of contrast, large domestic stocks, as measured by the S&P 500 were up 27.18%. The fund’s conservative bond duration (due to owning funds holding shorter bonds than the broad market) helped dampen the negative effect of rising rates. The fund also had a significant allocation to funds holding floating rate bonds, which produced strong positive gains for the period. Floating rate bonds are private placement notes issued by banks which provide a higher dividend while containing more credit risk than conventional corporate bonds. In addition, our largest bond allocation was to Metropolitan West Total Return Fund which produced a positive return in a negative market.
All of this good news on the bond side was overwhelmed by the outsized returns of stocks, both here in the U.S. and internationally. As is often typical in rapidly rising markets, speculative stocks outperformed shares of more stable, proven companies. One measure of this is the quality indices, where A+ companies returned 23.9% for the period, while lower-rated C&D companies soared 35.8%. Another view of this trend can be seen by the returns of smaller companies, which tend to contain higher risk than large companies. The Russell 2000® Index of small stocks rose 36.28%, while the Russell 1000® Index of large stocks rose 28.40%, somewhat higher than the S&P 500’s 27.18%. The Madison Conservative Allocation Fund, in line with its name and mandate, focused its stock holdings on Madison funds which concentrated on higher quality, larger companies and was underrepresented by small as well as speculative companies. Madison Large Cap Value, Large Cap Growth and Investors Funds, which constituted the largest segment of the fund’s stock exposure, all underperformed the broader market due to their bias towards large, higher-quality firms. The fund’s low exposure to international stocks, particularly emerging markets stocks, was one positive on the stock side, although a minor factor in the fund’s total return.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
Bond Funds	35.5%
Foreign Stock Funds	11.3%
Stock Funds	52.2%
Money Market Funds and Other Net Assets	1.0%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	13.6%
Madison Large Cap Value Fund Class Y	11.3%
Metropolitan West Total Return Bond Fund Class I	9.0%
Madison Large Cap Growth Fund Class Y	8.8%
Madison Core Bond Fund Class Y	8.4%
Madison Investors Fund Class Y	7.8%
iShares Core S&P Mid-Cap ETF	5.0%
Franklin Floating Rate Daily Access Fund Advisor Class	5.0%
DoubleLine Total Return Bond Fund Class I	4.4%
Madison Mid Cap Fund Class Y	3.6%

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2013
AGGRESSIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS
The Madison Aggressive Allocation Fund invests primarily in shares of registered investment companies (the “underlying funds”). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser.
The team may use multiple analytical approaches to determine the appropriate asset allocation, including:

•
Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the fund’s aim to achieve a favorable overall risk profile for any targeted portfolio return.

•
Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•
Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison has a flexible mandate which permits the fund to materially reduce equity risk exposures when and if conditions exist that require reduction of equity exposure.

PERFORMANCE DISCUSSION
Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2013[2]
	% Return Without Sales Charge					% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	Since 6/30/06 Inception	Since 2/29/08 Inception	1 Year	3 Years	5 Years	Since Inception
Class A Shares[3]	19.56	10.73	11.73	3.51	–	12.70	8.57	10.40	2.68
Class B Shares[4]	18.79	9.92	10.89	2.74	–	14.29	8.95	10.63	2.74
Class C Shares[5]	18.78	9.91	10.91	–	1.97	17.78	9.91	10.91	1.97
S&P 500 Index	27.18	16.56	15.17	6.79	6.84	NA	NA	NA	NA
Aggressive Allocation Fund Custom Index	22.47	11.36	12.54	5.11	4.46	NA	NA	NA	NA
See accompanying Notes to Management’s Discussion of Fund Performance.
The Madison Aggressive Allocation Fund (Class A load-waived) returned 19.56% for the period, trailing its blended benchmark, which returned 22.47%. As is often typical in rapidly rising markets, speculative stocks outperformed shares of more stable, proven companies. One measure of this is the quality indices, where A+ companies returned 23.9% for the period, while lower-rated C&D companies soared 35.8%. Another view of this trend can be seen by the returns of smaller companies, which tend to contain higher risk than large companies. The Russell 2000® Index of small stocks rose 36.28%, while the Russell 1000® Index of large stocks rose 28.40%, somewhat higher than the S&P 500’s 27.18%. The Madison Aggressive Allocation Fund, in line with its name and mandate, was allocated heavily to stocks, with this allocation focused on funds which concentrated on higher quality, larger companies. The fund holdings under represented small as well as speculative companies. Madison Large Cap Value, Large Cap

Growth and Investors Funds, which constituted the largest segment of the fund’s stock exposure, all underperformed the broader market due to their bias towards large, higher-quality firms. The fund’s low exposure to international stocks, particularly emerging markets stocks was one positive on the stock side, although a minor factor in the fund’s total return.
With bond returns muted or negative during this period, it was hard to add significant value to total return, even as the fund’s bond holdings outperformed. Our largest single bond allocation, Metropolitan West Total Return Fund, was rewarded with a positive return in a period in which the overall domestic bond market, as measured by the Barclays Aggregate Bond Fund, lost -1.08%. Madison Aggressive Allocation Fund also had positive real and relative returns from its exposure to funds holding floating rate bonds, which produced strong positive gains for the period. Floating rate bonds are private placement notes issued by banks which provide a higher dividend while containing more credit risk than conventional corporate bonds.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
Bond Funds	12.9%
Foreign Stock Funds	16.0%
Stock Funds	69.1%
Money Market Funds and Other Net Assets	2.0%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	16.6%
Madison Large Cap Value Fund Class Y	13.7%
Madison Large Cap Growth Fund Class Y	11.5%
Metropolitan West Total Return Bond Fund Class I	11.0%
Madison Investors Fund Class Y	10.0%
Madison Mid Cap Fund Class Y	7.2%
iShares Core S&P Mid-Cap ETF	6.5%
Vanguard FTSE All-World ex-U.S. ETF	5.0%
Vanguard FTSE Europe ETF	5.0%
Madison NorthRoad International Fund	3.1%
CASH RESERVES FUND

INVESTMENT STRATEGY HIGHLIGHTS
The Madison Cash Reserves Fund invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase. These securities will be obligations of the U.S. Government and its agencies and instrumentalities, but may also include securities issued by U.S. and foreign financial institutions, corporations, municipalities, foreign governments, and multi-national organizations, such as the World Bank.
The fund may invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial, or consumer loans originated by financial institutions.

PERFORMANCE DISCUSSION
With the Federal Reserve continuing to pin short-term rates at near zero, management maintained its fee waivers to preserve investment capital. However, no dividends were produced over the course of the period.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
Fannie Mae	22.2%
Federal Farm Credit Bank	8.0%
Federal Home Loan Bank	30.3%
Freddie Mac	24.9%
U.S. Treasury Bills	4.0%
U.S. Treasury Notes	7.6%
Cash and Other Net Assets	3.0%

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2013
TAX-FREE VIRGINIA FUND

INVESTMENT STRATEGY HIGHLIGHTS
The Madison Tax-Free Virginia Fund seeks to achieve its investment objective by investing at least 80% of its net assets in municipal bonds that are exempt from federal and state income tax for residents of Virginia. These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities). The fund may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam. The fund invests in intermediate and long-term bonds having average, aggregate maturities (at the portfolio level) of 7 to 15 years.

PERFORMANCE DISCUSSION
Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2013[2]
	% Return Without Sales Charge
	1 Year	3 Years	5 Years	10 Years
Class Y Shares[7]	(2.370)	2.30	4.64	3.37
Barclays Capital Municipal Bond Index	(1.720)	3.60	6.37	4.53
See accompanying Notes to Management’s Discussion of Fund Performance.
The Commonwealth of Virginia maintains a Standard & Poor’s AAA general obligation bond rating based on a well-diversified economy that emphasizes services and government. The fund had a total return of -2.37% for the annual period compared to a loss of -4.67% for its peers in the Morningstar Single State Long category. It underperformed its benchmark, the Barclays Municipal Bond Index, which fell -1.72%. The fund’s exposure to some low-yielding bonds hurt relative performance against the index when rates spiked over the summer. Conversely, many mutual funds emphasize bond yields, placing them in the longer and lower quality segments of the market, both of which suffered. In a period that saw the largest municipal default in history with the bankruptcy of Detroit, quality was on investors’ minds, a key factor for the fund’s outperformance against peers since the fund has had a long-term bias for high-quality, highly-rated securities. A secondary factor was the fund’s relatively conservative duration posture, as it preferred bond maturities closer to the intermediate spectrum. The effective duration of the portfolio was 7.05 years and the average maturity was 10.35 years. This compares to the longer bonds in the Barclays Municipal Bond Index, which at period end, showed an effective duration of 8.34 years and an average maturity of 13.41. In terms of quality holdings, approximately 32.9% of the portfolio was rated by at least one agency at the highest level (AAA for Standard and Poor’s), 50.6% was the equivalent of S&P’s AA, 14.4% A, and 2.1% BBB. Recently purchased securities included Norfolk Economic Development Authority for Sentara Healthcare revenue bonds and Virginia State Resource Authority Clean Water revenue bonds.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
Airport	0.6%	Multifamily Housing	8.7%
Development	5.4%	Power	3.9%
Education	13.2%	Transportation	5.1%
Facilities	13.2%	Utilities	4.1%
General	5.8%	Water	12.7%
General Obligation	14.1%	Net Other Assets and Liabilities	2.7%
Medical	10.5%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
Upper Occoquan Sewage Authority	4.9%
City of Richmond VA	4.1%
Newport News Economic Development Authority	3.6%
Prince William County Industrial Development Authority	3.3%
Suffolk Redevelopment & Housing Authority	3.2%
Fairfax County Redevelopment & Housing Authority	3.1%
Chesterfield County Economic Development Authority	2.6%
Virginia Commonwealth Transportation Board	2.6%
City of Virginia Beach VA	2.6%
Virginia College Building Authority	2.6%
TAX-FREE NATIONAL FUND

INVESTMENT STRATEGY HIGHLIGHTS
The Madison Tax-Free National Fund seeks to achieve its investment objective by investing at least 80% of its net assets in municipal bonds that are exempt from federal income taxes. These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities). The fund may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam. The fund invests in intermediate and long-term bonds having average, aggregate maturities (at the portfolio level) of seven to 15 years. The primary difference between this fund and the Madison Tax-Free Virginia Fund is that the Madison Tax-Free Virginia Fund will invest in bonds that are exempt from federal and state income tax for residents of Virginia, while this fund will invest in bonds that are exempt from federal income tax.

PERFORMANCE DISCUSSION
Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2013[2]
	% Return Without Sales Charge
	1 Year	3 Years	5 Years	10 Years
Class Y Shares[7]	(2.690)	2.59	4.69	3.21
Barclays Capital Municipal Bond Index	(1.720)	3.60	6.37	4.53
See accompanying Notes to Management’s Discussion of Fund Performance.
The National Fund had a total return of -2.69% for the annual period. This outperformed the fund’s Morningstar peer group, the Municipal National Long category, which lost -3.56%. It underperformed its benchmark, the Barclays Municipal Bond Index, which fell -1.72%. The fund’s exposure to some low-yielding bonds hurt relative performance against the index when rates spiked over the summer. Conversely, many mutual funds emphasize bond yields, placing them in

Madison Funds | Management’s Discussion of Fund Performance - Tax-Free National Fund - continued | October 31, 2013
the longer and lower quality segments of the market, both of which suffered. In a period that saw the largest municipal default in history with the bankruptcy of Detroit, quality was on investors’ minds, a key factor for the fund’s outperformance over peers since the fund has had a long-term bias for high-quality, highly-rated securities. A secondary factor was the fund’s relatively conservative duration posture, as it preferred bond maturities closer to the intermediate spectrum. The effective duration of the portfolio was 6.99 years and the average maturity was 10.45 years. This compares to the longer bonds in the Barclays Municipal Bond Index, which at period end, showed an effective duration of 8.34 years and an average maturity of 13.41. In terms of quality holdings, approximately 29.2% of the portfolio was rated by at least one agency at the highest level (AAA for Standard and Poor’s), 54.8% was the equivalent of S&P’s AA, 13.3% A, 2.7% BBB. Recently purchased securities included South Carolina State Ports Authority revenue bonds and Orlando Florida Utilities Commission utility systems revenue bonds.

STATE ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
Alabama	6.7%	New Jersey	3.0%
Arizona	2.5%	New York	3.9%
Arkansas	1.9%	North Carolina	2.6%
Colorado	1.6%	Ohio	2.1%
Florida	15.0%	Pennsylvania	1.9%
Georgia	2.6%	South Carolina	2.3%
Illinois	1.0%	Tennessee	0.4%
Indiana	9.0%	Texas	13.6%
Iowa	2.7%	Virginia	10.6%
Maryland	2.5%	Washington	1.9%
Michigan	3.3%	Wisconsin	0.7%
Minnesota	1.6%	Net Other Assets and Liabilities	3.2%
Missouri	3.4%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
Mueller Local Government Corp	5.1%
Western Boone Multi-School Building Corp., General Obligation	4.2%
Peace River/Manasota Regional Water Supply Authority	2.8%
Montgomery County Economic Development Authority	2.8%
University of South Alabama	2.8%
City of Virginia Beach VA	2.4%
Montgomery County Revenue Authority	2.4%
City of Port St. Lucie FL Utility System Revenue	2.3%
Orlando Utilities Commission	2.3%
County of St. Louis MO	2.2%
GOVERNMENT BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS
The Madison Government Bond Fund seeks to achieve its investment objective through investments in bonds and other debt securities. Under normal market conditions, the fund will invest at least 80% of its net assets in investment grade U.S. Government bonds. U.S. Government bonds and other debt securities include a variety of securities issued or guaranteed by the U.S. Treasury and various agencies of the federal government, as well as securities issued by various instrumentalities that were established or sponsored by the U.S. Government and certain interests in these types of securities (e.g., mortgage-backed securities). The fund emphasizes the safety of principal and interest for its portfolio investments. The maturities of each investment may range from long-term (30 years or more) to short-term (less than 10 years).

PERFORMANCE DISCUSSION
Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2013[2]
	% Return Without Sales Charge
	1 Year	3 Years	5 Years	10 Years
Class Y Shares[7]	(0.330)	0.99	2.74	2.94
Barclays U.S. Intermediate Government Bond Index	(0.270)	1.75	3.52	3.90
See accompanying Notes to Management’s Discussion of Fund Performance.
The Madison Government Fund (Class Y) returned -0.33% for the period (after fees and expenses), while its benchmark, the unmanaged Barclays U.S. Intermediate Government Bond Index lost -0.27% (without any fees). The fund outperformed its peer group, the Morningstar Short Government Bond category, which averaged a -0.73% loss. Management continued to emphasize defensive positioning by holding shorter term bonds, a strategy which was rewarded in a period in which interest rates rose, driving down bond valuations. Longer bonds are generally more interest-rate sensitive, as indicated by the one-year return of the Morningstar Long Bond category, which lost -9.52% over the same period. The fund’s result against its peers reflects the fact that the fund has historically invested in Intermediate term bonds. The current Morningstar category in the short-term category reflects management defensive posture during this period of record-breaking low rates. Should rates normalize, management is prepared to extend the fund’s duration to capture the available yield and under these circumstances would likely drift back towards the Morningstar Intermediate Government Bond category.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
Mortgage Backed Securities	9.6%
U.S. Government and Agency Obligations	88.6%
Short-Term Investments and Other Net Assets and Liabilities	1.8%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
Fannie Mae,1.25%, 1/30/17	11.6%
U.S. Treasury Note, 3.13%, 10/31/16	9.9%
Freddie Mac, 2.50%, 5/27/16	8.4%
Freddie Mac, 1.25%, 5/12/17	7.0%
Federal Home Loan Bank, 3.38%, 6/12/20	6.5%
Fannie Mae, 2.38%, 4/11/16	6.0%
Federal Home Loan Bank, 1.38%, 5/28/14	5.8%
Fannie Mae, 0.50%, 3/30/16	5.7%
Fannie Mae, 2.38%, 7/28/15	4.7%
Fannie Mae, 1.63%, 10/26/15	4.7%

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2013
HIGH QUALITY BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS
The Madison High Quality Bond Fund seeks to achieve its investment objectives through diversified investments in a broad range of corporate debt securities, obligations of the U.S. Government and its agencies, and money market instruments. In seeking to achieve the fund’s goals, the fund’s management will (1) shorten or lengthen the dollar weighted average maturity of the fund based on its anticipation of the movement of interest rates (the dollar weighted average maturity is expected to be ten years or less), and (2) monitor the yields of the various bonds that satisfy the fund’s investment guidelines to determine the best combination of yield, credit risk and diversification for the fund. Under normal market conditions, the fund will invest at least 80% of its net assets in higher quality bond issues and, therefore, intends to maintain an overall portfolio quality rating of A by Standards & Poor’s and/or A2 by Moody’s.

PERFORMANCE DISCUSSION
Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2013[2]
	% Return Without Sales Charge
	1 Year	3 Years	5 Years	10 Years
Class Y Shares[7]	(0.420)	1.30	4.00	3.51
Barclays U.S. Intermediate Government/Credit A+ Bond Index	(0.130)	2.15	4.64	4.04
See accompanying Notes to Management’s Discussion of Fund Performance.
The Madison High Quality Bond Fund (Class Y shares) returned -0.42% for the period, while its benchmark, the Barclays U.S. Intermediate Government/Credit A+ Bond Index, returned -0.13%. The fund trailed its peer group, the Morningstar Short-Term Bond category, which averaged a 0.62% return. Management continued to emphasize defensive positioning in a period in which longer and low-quality bonds led the market. This can be seen in the fund’s comparative stance against its Barclays benchmark. At the end of the annual period the fund held an effective duration of 3.18 years, compared to the benchmark’s 3.86. In terms of average maturity, the fund was at 3.41 years, while the benchmark was at 4.19. In a period in which short bonds outperformed intermediate bonds, the fund was at a disadvantage to its Morningstar peer group, since the fund spent most of the period on the edge of the short/Intermediate spectrum. While Treasury holdings were a weight on performance, an emphasis on non-Treasury holdings and a lack of exposure to the lackluster Utilities Sector contributed to performance. While duration (holding shorter bonds than the Index) was a contributor to performance, as was the fund’s yield curve positioning (distribution of bonds by maturity), the fund’s preference for high quality bonds was a significant detractor from performance. Low-quality bonds led the market, and this was particularly true for high-risk financials, where the fund had virtually no exposure.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
Consumer Discretionary	4.4%	Industrials	2.9%
Consumer Staples	4.2%	Information Technology	8.9%
Energy	3.1%	Materials	1.2%
Fannie Mae	10.6%	Telecommunication Services	1.5%
Financials	13.3%	U.S. Treasury Notes	35.5%
Freddie Mac	6.1%	Short-Term Investments and Other Net
Health Care	2.5%	Assets and Liabilities	5.8%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
U.S. Treasury Note, 3.00%, 2/28/17	4.9%
U.S. Treasury Note, 2.50%, 4/30/15	4.7%
U.S. Treasury Note, 2.25%, 5/31/14	4.6%
U.S. Treasury Note, 4.25%, 8/15/14	3.9%
Fannie Mae, 1.25%, 1/30/17	3.6%
U.S. Treasury Note, 2.63%, 11/15/20	3.5%
Fannie Mae, 4.63%, 10/15/14	3.5%
Fannie Mae, 1.38%, 11/15/16	3.5%
U.S. Treasury Note, 0.88%, 1/31/17	3.2%
Freddie Mac, 2.88%, 2/9/15	3.1%
CORE BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS
Under normal market conditions, the Madison Core Bond Fund invests at least 80% of its net assets in bonds. To keep current income relatively stable and to limit share price volatility, the fund emphasizes investment grade securities and maintains an intermediate (typically 3-7 year) average portfolio duration, with the goal of being between 85-115% of the market benchmark duration. The fund strives to add incremental return in the portfolio by making strategic decisions related to credit risk, sector exposure and yield curve positioning. The fund may invest in corporate debt securities, U.S. Government debt securities, foreign government debt securities, non-rated debt securities, and asset-backed, mortgage-backed and commercial mortgage-backed securities.

PERFORMANCE DISCUSSION
Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2013[2]
	% Return Without Sales Charge						% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	Since 4/19/13 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares[3]	(1.920)	1.63	4.10	3.46	–		(6.320)	0.09	3.14	2.98
Class B Shares[4]	(2.650)	0.91	3.35	2.70	–		(6.960)	(0.230)	2.99	2.70
Class Y Shares[7]	(1.650)	1.88	4.38	–	4.23		–	–	–	–
Class R6 Shares[8]	–	–	–	–	–	(3.470)	–	–	–	–
Bank of America Merrill Lynch US Corp, Govt & Mortgage Index	(1.210)	3.01	6.05	4.83	5.60	(2.050)	NA	NA	NA	NA
See accompanying Notes to Management’s Discussion of Fund Performance.
The Madison Core Bond Fund (Class Y) returned -1.65% for the one-year period, trailing the fund’s benchmark, the Bank of America Merrill Lynch U.S. Corporate Government and Mortgage Index, which lost -1.21%. The Morningstar Intermediate-Term peer group averaged a loss of -0.40% for the period. With interest rates rising

Madison Funds | Management’s Discussion of Fund Performance - Core Bond Fund - continued | October 31, 2013
across the period, the best-performing areas were short-term and high-yield bonds as indicated by Morningstar Long-Term bond category loss of -3.59%, while the Morningstar High Yield Bond category gained 8.26%. While Madison Core Bond benefitted from its somewhat defensive duration (holdings of shorter maturity bonds), it was restrained by its heavy concentration in U.S. Treasuries and lack of exposure to high-yield bonds.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
Asset Backed Securities	0.2%
Corporate Notes and Bonds	27.5%
Mortgage Backed Securities	17.8%
Municipal Bonds	3.0%
U.S. Government and Agency Obligations	50.2%
Short-Term Investments and Other Net Assets and Liabilities	1.3%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
U.S. Treasury Note, 4.25%, 8/15/14	5.6%
U.S. Treasury Note, 2.25%, 1/31/15	4.7%
U.S. Treasury Note, 2.75%, 2/15/19	4.3%
U.S. Treasury Note, 4.25%, 8/15/15	3.8%
U.S. Treasury Bond, 4.50%, 5/15/38	3.6%
U.S. Treasury Note, 2.75%, 11/30/16	3.5%
U.S. Treasury Note, 3.13%, 1/31/17	2.7%
U.S. Treasury Note, 4.25%, 11/15/17	2.6%
U.S. Treasury Note, 2.63%, 11/15/20	2.3%
U.S. Treasury Note, 4.00%, 2/15/14	2.2%
CORPORATE BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS
The Madison Corporate Bond Fund seeks to achieve its investment objective through diversified investment in a broad range of corporate debt securities. Under normal market conditions, the fund will invest at least 80% of its net assets in income-producing corporate bonds, and at least 80% of its assets in investment grade bonds. Up to 20% of the fund’s assets may be invested in non-investment grade fixed-income securities commonly referred to as “high yield” or “junk” bonds. The fund expects to maintain an average overall portfolio quality of A- or better, an overall portfolio dollar weighted average maturity of 15 years or less, and an overall portfolio duration within 25% of the Barclays U.S. Credit Bond Index benchmark (with the flexibility to occasionally vary from the benchmark by up to 50% when the investment adviser believes interest rates are likely to materially change).

PERFORMANCE DISCUSSION
Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2013[2]
	% Return Without Sales Charge
	1 Year	3 Years	5 Years	Since 7/1/07 Inception
Class Y Shares[7]	(2.130)	3.19	7.43	5.95
Barclays U.S. Credit Bond Index	(1.580)	4.59	10.16	6.45
See accompanying Notes to Management’s Discussion of Fund Performance.
The Madison Corporate Bond Fund (Class Y) lost -2.13% for the period, while its benchmark, the Barclays U.S. Credit Bond Index declined by -1.58%. The fund underperformed its peer group, the Morningstar Intermediate-Term Bond category, which averaged a -0.40% drop. The main factors influencing corporate bond returns during this period was the broad rise in interest rates during this period and the dramatic outperformance of low-quality, higher-risk bonds. The bellwether 10-year Treasury began the period with a yield of 1.69%, then dipped to a period low of 1.58% on November 16, 2012 before trending upward to a high of 2.99% on September 5. From there the 10-year-Treasury yield slipped to 2.56% at the end of the period. Even with this late-period retreat, the rise in rates was significant. Since rising rates exert downward pressure on existing bonds, most bond benchmarks were negative for the period. The main exception was high-yield bonds, which tend to mirror stock market trends. The Barclays High Yield Master Constrained Index was up 8.82%. The Madison Corporate Bond Fund maintained a more defensive duration posture holding shorter maturity bonds. Since the fund had lower exposure to the high yield sector, the fund’s performance lagged. However, this posture struck us as entirely appropriate for investors who sought a bond allocation to reduce overall portfolio risk and volatility, since an exposure to the lowest credit bonds can produce, in other circumstances, considerable loss, as was the case during the financial crisis of 2008 and 2009.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
Consumer Discretionary	10.1%
Consumer Staples	13.1%
Energy	12.5%
Financials†	28.9%
Health Care	6.8%
Industrials	3.8%
Information Technology	15.4%
Materials	4.1%
Telecommunication Services	1.7%
Utilities	1.9%
Short-Term Investments and Other Net Assets and Liabilities	1.7%
†Financials includes securities in the following industries: Banks, Diversified Financial Services, Insurance and Real Estate.

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
General Electric Capital Corp., 6.75%, 3/15/32	2.6%
Comcast Corp., 6.45%, 3/15/37	2.6%
Oracle Corp., 5.75%, 4/15/18	2.5%
Wells Fargo & Co., 5.63%, 12/11/17	2.4%
Cisco Systems Inc., 5.50%, 2/22/16	2.4%
Valero Energy Corp., 6.63%, 6/15/37	2.4%
American Express Co., 6.15%, 8/28/17	2.4%
Berkshire Hathaway Finance Corp., 5.40%, 5/15/18	2.3%
Marathon Oil Corp., 6.00%, 10/1/17	2.3%
Target Corp., 5.38%, 5/1/17	2.3%

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2013
HIGH INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS
The Madison High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as “junk” bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may rotate securities selection by business sector according to economic outlook. Under normal market conditions, the fund invests at least 80% of its net assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

PERFORMANCE DISCUSSION
Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2013[2]
	% Return Without Sales Charge					% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares[3]	6.29	6.84	12.53	6.95	–	1.46	5.23	11.51	6.46
Class B Shares[4]	5.60	6.06	11.71	6.17	–	1.10	5.01	11.45	6.17
Class Y Shares[7]	6.68	7.12	12.83	–	7.43	–	–	–	–
Bank of America Merrill Lynch U.S. High Yield Master II Constrained	8.82	8.89	18.11	8.75	9.22	NA	NA	NA	NA
See accompanying Notes to Management’s Discussion of Fund Performance.
The high yield bond market rallied overall during the one-year period, even with a spate of weakness in the final months. In the end, high-yield bonds showed considerable performance advantage over U.S. Treasuries and investment grade bonds. Triple-C rated bonds were the best performers among ratings categories, returning 14.54%, while B-rated issues and BB-rated bonds returned 9.05% and 6.35%, respectively.
Madison High Income Fund (Class Y) remained true to its conservative strategy throughout the annual period. The fund returned 6.68% during the 12-month period ending October 31, trailing the Bank of America Merrill Lynch U.S. High Yield Constrained Index’s 8.82% return. The Index’s outperformance stems from its greater inclination toward the riskier segments of the high yield market, such as issues with lower credit ratings and those trading at a discount. From an industry perspective, selection within the support-services industry and the Technology Sector also detracted from performance. Meanwhile, selection within the packaging industry contributed to gains.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
Consumer Discretionary†	30.6%
Consumer Staples	4.2%
Energy	17.4%
Financials	2.2%
Health Care	9.5%
Industrials	9.7%
Information Technology	8.1%
Materials	5.1%
Telecommunication Services	7.1%
Utilities	2.1%
Short-Term Investments and Other Net Assets and Liabilities	4.0%
†Consumer Discretionary includes securities in the following industries: Auto Components; Automobiles; Hotels, Restaurants & Leisure; Media; Specialty Retail; and Textiles, Apparel & Luxury Goods.

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
Tenet Healthcare Corp., 8.00%, 8/1/20	1.9%
Intelsat Jackson Holdings S.A., 7.25%, 10/15/20	1.8%
Cooper Standard Automotive Inc., 8.50%, 5/1/18	1.8%
NRG Energy Inc., 8.25%, 9/1/20	1.7%
Precision Drilling Corp., 6.50%, 12/15/21	1.6%
CCO Holdings LLC/CCO Holdings Capital Corp., 6.50%, 4/30/21	1.6%
Jo-Ann Stores Inc., 8.13%, 3/15/19	1.6%
Alliance Data Systems Corp., 6.38%, 4/1/20	1.5%
Sprint Communications Inc., 7.00%, 8/15/20	1.3%
Univision Communications Inc., 6.75%, 9/15/22	1.2%
DIVERSIFIED INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS
The Madison Diversified Income Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and priced stocks and bonds. Generally, however, bonds will constitute up to 80% of the fund’s assets, stocks will constitute up to 70% of the fund’s assets, real estate securities will constitute up to 25% of the fund’s assets, foreign stocks and bonds will constitute up to 25% of the fund’s assets and money market instruments may constitute up to 25% of the fund’s assets. The fund intends to limit the investment in lower credit quality bonds to less than 50% of the fund’s assets.

PERFORMANCE DISCUSSION
Cumulative Performance of $10,000 Investment Since Inception1,2

Madison Funds | Management’s Discussion of Fund Performance - Diversified Income Fund - continued | October 31, 2013

Average Annual Total Return through October 31, 2013[2]
	% Return Without Sales Charge					% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	10 Years	Since 7/31/12 Inception	1 Year	3 Years	5 Years	10 Years	Since 7/31/12 Inception
Class A Shares[3]	12.76	9.90	9.97	6.09	–	6.24	7.75	8.66	5.46	–
Class B Shares[4]	11.99	9.09	9.16	5.30	–	7.49	8.11	8.87	5.30	–
Class C Shares[5]	11.91	–	–	–	10.20	10.91	–	–	–	10.20
Bank of America Merrill Lynch US Corp, Govt & Mortgage Index	(1.210)	3.01	6.05	4.83	(0.650)	NA	NA	NA	NA	NA
S&P 500 Index	27.18	16.56	15.17	7.46	24.07	NA	NA	NA	NA	NA
Custom Blended Index (50% Fixed 50% Equity)	12.98	9.84	10.93	6.44	11.16	NA	NA	NA	NA	NA
See accompanying Notes to Management’s Discussion of Fund Performance.
The Madison Diversified Income Fund (Class A load-waived) returned 12.76% for the period, within a fraction of its blended index (50% Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index and 50% S&P 500) which returned 12.98%. The fund’s designated Morningstar peer group is Large Value, which is primarily a pure stock category, and as such, would be expected to outperform in a period in which the stock market had such strong returns. This was indeed the case, as this category averaged a 26.84% return for the period. Conservative bond positioning was a benefit in a rising rate environment, as indicated by the Band of America’s bond benchmark’s loss of -1.21% for the period. While the fund’s bond positions outperformed the benchmark, in terms of total return, these results were overwhelmed by the rapid rise of stocks, as the S&P 500 had a strong return 27.18% for the period. As is often the case in rapidly rising markets, investors favored companies with promise over those well established, dividend payers that the fund concentrates on. The fund’s stock holdings trailed the S&P 500 by several percentage points. In the end, strong bond performance and a preference for stocks over bonds in the overall weighting through the period came very close to making up this gap, providing investors with what we consider to be excellent risk adjusted returns.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
Asset Backed Securities	0.1%
Common Stocks	56.5%
Corporate Notes and Bonds	15.1%
Mortgage Backed Securities	6.6%
Municipal Bonds	0.3%
U.S. Government and Agency Obligations	16.8%
Short-Term Investments and Other Net Assets and Liabilities	4.6%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
Chevron Corp.	2.4%
The Travelers Cos. Inc.	2.3%
Pfizer Inc.	2.3%
Exxon Mobil Corp.	2.0%
Johnson & Johnson	2.0%
U.S. Treasury Note, 0.5%, 10/15/14	2.0%
U.S. Treasury Note, 4.25%, 11/15/17	1.9%
Merck & Co. Inc.	1.7%
3M Co.	1.7%
United Parcel Service Inc., Class B	1.7%
EQUITY INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS
The Madison Equity Income Fund invests, under normal market conditions, primarily in common stocks of large-and mid-capitalization companies that are, in the view of the fund’s investment adviser, selling at a reasonable price in relation to their long-

term earnings growth rates. The portfolio managers will allocate the fund’s assets among stocks in sectors of the economy based upon their views on forward earnings growth rates, adjusted to reflect their views on economic and market conditions and sector risk factors.
The fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The extent of option writing activity will depend upon market conditions and the portfolio manager’s ongoing assessment of the attractiveness of writing call options on the fund’s stock holdings. In addition to providing income, covered call writing helps to reduce the volatility (and risk profile) of the fund by providing downside protection.

PERFORMANCE DISCUSSION
Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2013[2]
	% Return Without Sales Charge				% Return After Sales Charge[6]
	1 Year	3 Years	Since 10/31/09 Inception	Since 7/31/12 Inception	1 Year	3 Years	Since Inception
Class A Shares[3]	12.29	8.67	8.25	–	5.79	6.53	6.66
Class C Shares[5]	11.44	–	–	11.51	10.44	–	11.51
Class Y Shares[7]	12.60	8.91	8.48	–	–	–	–
Class R6 Shares[8]	12.75	–	–	12.71	–	–	–
S&P 500 Index	27.18	16.56	16.54	24.07	NA	NA	NA
CBOE BuyWrite Monthly Index	7.56	8.34	8.80	6.89	NA	NA	NA
See accompanying Notes to Management’s Discussion of Fund Performance.
Madison Equity Income Fund (Class Y) returned 12.60% for the period. As can be expected, the fund did not match the S&P 500’s 27.18% return, since the fund’s covered call strategy is not designed to keep up with rapidly rising markets. As the writer of a covered call, the fund forgoes profits from increases in market value above the strike price. However, the fund’s active management of stock holdings and option writing proved to be an advantage over the passive strategy of its covered call benchmark, the CBOE S&P 500 BuyWrite Index (BXM) whose return was 7.56%. At period end, the fund’s largest sector exposure was Information Technology, followed by Consumer Discretionary. Since these were the top performing sectors during the period, sector allocation contributed to performance.

Madison Funds | Management’s Discussion of Fund Performance - Equity Income Fund - continued | October 31, 2013

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
	Fund	S&P 500 Index		Fund	S&P 500 Index
Consumer Discretionary	16.6%	12.5%	Materials	7.6%	3.5%
Consumer Staples	4.0%	10.2%	Telecommunication Services	–	2.5%
Energy	8.2%	10.5%	Utilities	–	3.1%
Financials	5.8%	16.1%	Exchange-Traded Funds	5.4%	–
Health Care	5.5%	13.0%	U.S. Treasury Bills	7.6%	–
Industrials	6.9%	10.8%	Short-Term Investments,
Information Technology†	26.4%	17.8%	Options and Other Net Assets	6.0%	–
†Information Technology includes securities in the following industries: Communications Equipment; Computers & Peripherals; Internet Software & Services; Semiconductors & Semiconductor Equipment; and Software.

TOP TEN EQUITY HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
Apple Inc.	4.0%
Advance Auto Parts Inc.	3.5%
Apache Corp.	3.4%
eBay Inc.	3.4%
Freeport-McMoRan Copper & Gold Inc.	3.3%
Canadian Natural Resources Ltd.	3.2%
Powershares QQQ Trust Series 1	2.7%
Broadcom Corp., Class A	2.7%
SPDR S&P 500 ETF Trust	2.7%
QUALCOMM Inc.	2.7%
DIVIDEND INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS
The Madison Dividend Income Fund invests in equity securities of companies with a market capitalization of over $1 billion and a history of paying dividends, with the ability to increase dividends over time. Under normal market conditions, at least 80% of the fund’s net assets will be invested in dividend paying equity securities. The fund typically owns 40-60 securities which are chosen for having a current yield exceeding the S&P 500’s average yield, strong fundamentals including an attractive balance sheet and reasonable valuations at the time of purchase. A key attraction for management is a company with a history of increasing dividend payments and a business model which supports the possibility of continuing these increases in the future.

PERFORMANCE DISCUSSION
Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2013[2]
	% Return Without Sales Charge
	1 Year	3 Years	5 Years	10 Years
Class Y Shares[7]	24.87	13.03	13.48	6.61
S&P 500 Index	27.18	16.56	15.17	7.46
See accompanying Notes to Management’s Discussion of Fund Performance.
Madison Dividend Income Fund (Class Y) returned 24.87% for the annual period, trailing its benchmark, the S&P 500 Index, which advanced 27.18%. This performance was also behind its peer group, as the Morningstar Large Value category was up 26.84%. Dividend yield strategies were not at the market’s forefront over this period, as established companies with a long history of profitability underperformed more speculative companies. As often happens in rapidly rising markets, investors looked more for the promise of future profits than the kind of stable, proven dividing-paying companies we seek to own in the fund. One measure of this is the quality indices, where A+ companies returned 23.9% for the period, while lower-rated C&D companies soared 35.8%. Another view of this trend can be seen by the returns of smaller companies, which are considered to contain higher risk than large companies. The Russell 2000® Index of small stocks rose 36.28%, while the Russell 1000® Index of large stocks rose 28.40%. The performance gap was largely broad and accumulative. An example would be Proctor & Gamble, which was up a little more than 20% for the period, normally a cause for celebration, but in this period a return which decidedly lagged the broader market. It is our experience and opinion that many of the highest flying stocks of the period have speculative aspects that make them vulnerable in a more challenged market. In other words, we believe we are trading recent returns for future protection should we see the market reverse. Key contributors to positive performance were Consumer Discretionary holdings Time Warner and Viacom, Energy Sector’s Conoco, and in the Financial Sector, asset manager BlackRock. One of our larger holdings, Health Care leader Johnson & Johnson had a strong year, with its stock advancing almost 35%. In terms of sector results, we trailed our benchmark in Consumer Staples, Financials, Consumer Discretionary, Energy and Heath Care. Individual holdings which produced positive returns below the benchmark and in doing so constrained relative performance included Target, Chevron and M&T Bank.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
	Fund	S&P 500 Index
Consumer Discretionary	9.6%	12.5%
Consumer Staples	12.9%	10.2%
Energy	12.6%	10.5%
Financials	16.3%	16.1%
Health Care	15.5%	13.0%
Industrials	13.9%	10.8%
Information Technology	12.9%	17.8%
Materials	–	3.5%
Telecommunication Services	2.1%	2.5%
Utilities	–	3.1%
Short-Term Investments and Other Net Assets and Liabilities	4.2%	–

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
Chevron Corp.	4.1%
Pfizer Inc.	3.7%
The Travelers Cos. Inc.	3.7%
Johnson & Johnson	3.5%
Exxon Mobil Corp.	3.4%
3M Co.	3.0%
Merck & Co. Inc.	2.9%
United Parcel Service Inc., Class B	2.8%
United Technologies Corp.	2.8%
QUALCOMM Inc.	2.7%

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2013
LARGE CAP VALUE FUND

INVESTMENT STRATEGY HIGHLIGHTS
The Madison Large Cap Value Fund will, under normal market conditions, invest primarily in large cap stocks. The fund follows a “value” approach, meaning the portfolio managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors. The fund will diversify its holdings among various industries and among companies within those industries. The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

PERFORMANCE DISCUSSION
Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2013[2]
	% Return Without Sales Charge					% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares[3]	23.58	15.94	11.68	5.96	–	16.50	13.66	10.36	5.33
Class B Shares[4]	22.69	15.07	10.84	5.17	–	18.19	14.18	10.57	5.17
Class Y Shares[7]	23.86	16.21	11.95	–	4.46	–	–	–	–
Russell 1000® Value Index	28.29	16.76	14.06	7.81	5.52	NA	NA	NA	NA
See accompanying Notes to Management’s Discussion of Fund Performance.
Madison Large Cap Value Fund (Class Y) returned 23.86% for the twelve-month period, trailing its benchmark, the Russell 1000® Value Index, which was up 28.29%. The fund also trailed its Morningstar peer group, Large Cap Value, which showed a 26.84% return. Although value stocks are generally considered less risky than growth stocks, there is a range within the classification. Madison Large Cap Value does not typically seek to hold “deep value” stocks – ones whose future fortunes are considered shaky. Instead, we look for solid results over time, proven profitability, a history of dividends and low relative valuations. This approach was not the path to the best-performing value stocks during this period. The Technology Sector was where this was best demonstrated, as tech “blue chip” holdings Intel, IBM and Microsoft all posted losses for the period in which the Index’s sector posted a 50% gain. We also saw disappointing results in the Materials Sector from fertilizer firm Mosaic Company, whose stock slipped -16.73% over the period, and gold miner Newmont Mining, whose stock suffered the decline in gold values with a -38.11% loss. However, 57 of our 63 holdings at the end of the period had positive returns for the period, helping to produce a solid absolute return for investors. Among the strongest performers were aerospace firm Boeing, which flew some 89% higher over the period, Time Warner, whose stock was reported up by 61%, Viacom, whose shares entertained holders with an advance of some 64% and FedEx was up 42%.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
	Fund	Russell 1000® Value Index
Consumer Discretionary	12.4%	6.7%
Consumer Staples	7.9%	6.0%
Energy	13.3%	15.0%
Financials	24.5%	28.7%
Health Care	13.9%	12.9%
Industrials	14.4%	10.1%
Information Technology	5.5%	8.7%
Materials	1.8%	3.0%
Telecommunication Services	1.3%	2.7%
Utilities	–	6.2%
Short-Term Investments and Other Net Assets and Liabilities	5.0%	0.0%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
Pfizer Inc.	3.9%
Merck & Co. Inc.	3.5%
DIRECTV	3.3%
Markel Corp.	3.0%
American International Group Inc.	2.9%
FedEx Corp.	2.9%
Chevron Corp.	2.8%
Berkshire Hathaway Inc., Class B	2.8%
Wells Fargo & Co.	2.6%
Johnson & Johnson	2.6%
INVESTORS FUND

INVESTMENT STRATEGY HIGHLIGHTS
The Madison Investors Fund invests primarily in the common stocks of established, high-quality growth companies. The fund typically owns 25-40 securities which are selected using our long-held investment discipline of seeking the highest-quality, proven companies and purchasing them when valuations appear advantageous. We follow a rigorous three-step process when evaluating companies. We consider the business model, the management team and the valuation of each potential investment. We strive to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. We corroborate this valuation work with additional valuation methodologies. The fund typically sells a stock when the valuation target the portfolio managers have set for the stock has been achieved, the fundamental business prospects for the company have materially changed, or the portfolio managers find a more attractive alternative.

PERFORMANCE DISCUSSION
Cumulative Performance of $10,000 Investment Since Inception1,2

Madison Funds | Management’s Discussion of Fund Performance - Investors Fund - continued | October 31, 2013

Average Annual Total Return through October 31, 2013[2]
	% Return Without Sales Charge					% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	10 Years	Since 9/23/13 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares[3]	–	–	–	–	1.95	–	–	–	–
Class Y Shares[7]	24.06	13.59	13.99	6.09	–	–	–	–	–
Class R6 Shares[8]	–	–	–	–	2.04	–	–	–	–
S&P 500 Index	27.18	16.56	15.17	7.46	2.91	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.
Madison Investors Fund (Class Y) returned 24.06% for the one-year period, trailing its benchmark, the S&P 500 Index, which advanced 27.18%. This performance was also behind its peer group, as the Morningstar Large Growth category was up 29.40%. A number of factors were behind the fund’s relative performance. As often happens in rapidly rising markets, speculative stocks outperformed shares of the kind of stable, proven companies we seek to own in the fund. One measure of this is the quality indices, where A+ companies returned 23.9% for the period, while lower-rated C&D companies soared 35.8%. Another view of this trend can be seen by the returns of smaller companies, which are considered to contain higher risk than large companies. The Russell 2000® Index of small stocks rose 36.28%. In terms of sector results, the fund had its strongest relative returns in Technology led by Google, whose stock appreciated some 51% during the period. The fund’s largest holding at the end of the period, Berkshire Hathaway, was also one of the largest contributors to performance, as its stock rose 33% over the year. Other key contributors to positive performance were Consumer Discretionary companies Nike and Omnicom Group, Industrial firms 3M and Jacobs Engineering, and Technology leader Microsoft. The overall underperformance was largely a result of holding stocks with positive performance below the market averages. For instance, Mondelez, PepsiCo and Northern Trust stocks all had advances of approximately 20% over the period, normally cause for celebration, but in this period well below the overall market average. While the Financial Sector was exceptionally strong in general, the fund’s returns were restrained by its emphasis on insurance and asset management firms over large, global banks. For instance, the stock of one of our largest holdings, specialty insurer Markel, advanced 12.23%, less than half that of the benchmark. On top of this, we had weak results in the Materials Sector, as the stock value of fertilizer producer The Mosaic Company lost -16.73% over the one-year period in response to price cuts from overseas competitors.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
	Fund	S&P 500 Index
Consumer Discretionary	12.4%	12.5%
Consumer Staples	7.1%	10.2%
Energy	3.5%	10.5%
Financials	18.6%	16.1%
Health Care	7.4%	13.0%
Industrials	17.9%	10.8%
Information Technology	21.3%	17.8%
Materials	4.1%	3.5%
Telecommunication Services	–	2.5%
Utilities	–	3.1%
Short-Term Investments and Other Net Assets and Liabilities	7.7%	–

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
Berkshire Hathaway Inc., Class B	4.2%
Markel Corp.	4.0%
Danaher Corp.	3.8%
Nestle S.A.	3.7%
Oracle Corp.	3.7%
Accenture PLC, Class A	3.5%
US Bancorp	3.2%
Omnicom Group Inc.	3.1%
Copart Inc.	3.1%
3M Co.	3.0%
LARGE CAP GROWTH FUND

INVESTMENT STRATEGY HIGHLIGHTS
The Madison Large Cap Growth Fund invests primarily in common stocks of larger companies and will, under normal market conditions, maintain at least 80% of its net assets in large cap stocks. Stocks selected for the fund will represent primarily well-established companies that have a demonstrated pattern of consistent growth. To a lesser extent, the fund may invest in less-established companies that may offer more rapid growth potential. The fund has an active trading strategy which will lead to more portfolio turnover than a more passively-managed fund.

PERFORMANCE DISCUSSION
Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2013[2]
	% Return Without Sales Charge					% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares[3]	23.05	11.67	13.95	6.05	–	15.96	9.48	12.60	5.43
Class B Shares[4]	22.08	10.85	13.09	5.27	–	17.58	9.89	12.85	5.27
Class Y Shares[7]	23.33	11.96	14.24	–	6.44	–	–	–	–
Russell 1000® Growth Index	28.30	16.81	17.51	7.70	8.44	NA	NA	NA	NA
See accompanying Notes to Management’s Discussion of Fund Performance.
Madison Large Cap Growth Fund (Class Y) returned 23.33% for the annual period, trailing its benchmark, the Russell 1000® Growth Index, which was up 28.30%. The fund’s peer group, Morningstar Large Growth, averaged a return of 29.40% over the same twelve months. As is often true in rapidly rising markets, investors preferred the speculative side of the market, as lower quality outperformed higher quality and small stocks outperformed large stocks. This trend was particularly evident in the Technology Sector, where the fund trailed its benchmark sector’s return by the widest margin of all the S&P 500 sectors. Not owning some of the highest fliers in this sector, often companies with high expectations and valuations, made the largest impact on relative returns. The fund’s Materials Sector stocks also lagged a high-performing sector, partly due to disappointing performance from fertilizer maker Mosaic Company. The Health Care Sector had strong results, and despite a lower-than-index exposure, our holdings outdistanced the market, with particular strength from biotechnology stocks Biogen, Celgene and Cerner. We also had relative strength in Consumer Staples stocks, where PepsiCo and Costco led the way, and Industrials where 3M and UPS were leaders. As always, even a modest cash position in a rapidly rising market is a detriment, and this accounted for about a third of the fund’s underperformance.

Madison Funds | Management’s Discussion of Fund Performance - Large Cap Growth Fund - continued | October 31, 2013

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
	Fund	Russell 1000® Growth Index
Consumer Discretionary	20.6%	19.8%
Consumer Staples	8.1%	12.5%
Energy	4.4%	4.7%
Financials	2.7%	5.6%
Health Care	8.9%	12.1%
Industrials	15.6%	12.0%
Information Technology†	27.7%	26.3%
Materials	4.4%	4.5%
Telecommunication Services	–	2.1%
Utilities	–	0.4%
Short-Term Investments and Other Net Assets and Liabilities	7.6%	–
†Information Technology includes securities in the following industries: Communications Equipment; Computers & Peripherals; Internet Software & Services; IT Services; Semiconductors & Semiconductor Equipment; and Software.

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
Apple Inc.	5.2%
Google Inc., Class A	3.7%
Schlumberger Ltd.	3.2%
QUALCOMM Inc.	3.2%
Oracle Corp.	3.0%
Microsoft Corp.	3.0%
Amazon.com Inc.	2.4%
Philip Morris International Inc.	2.4%
Monsanto Co.	2.2%
Nestle S.A.	2.0%
MID CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS
The Madison Mid Cap Fund invests generally in common stocks, securities convertible into common stocks and related equity securities of midsize companies and will, under normal market conditions, maintain at least 80% of its net assets in such mid cap securities. The fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The fund’s portfolio managers believe in selecting stocks for the fund that show steady, sustainable growth and reasonable valuation. As a result, stocks of issuers that are believed to have a blend of both value and growth potential will be selected for investment. Stocks are generally sold when target prices are reached, company fundamentals deteriorate or more attractive stocks are identified.

PERFORMANCE DISCUSSION
Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2013[2]
	% Return Without Sales Charge						% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	10 Years	Since 2/29/12 Inception	Since 4/19/13 Inception	Since 4/19/13 Inception
Class A Shares[3]	–	–	–	–	–	12.72	6.28
Class B Shares[4]	–	–	–	–	–	12.20	7.70
Class Y Shares[7]	25.46	17.02	16.82	8.46	–	–	–
Class R6 Shares[8]	25.98	–	–	–	18.11	–	–
Russell Midcap® Index	33.79	17.40	19.67	10.35	20.62	17.37	NA
See accompanying Notes to Management’s Discussion of Fund Performance.
The Madison Mid Cap Fund (Class Y) returned 25.46% for the annual period, trailing its benchmark Russell Midcap® Index which outpaced the broad large-cap domestic indices with a 33.79% return. The fund’s peer group showed an average return of 32.45%, as measured by the Morningstar Mid-Cap Growth category. A number of factors worked against the fund’s relative returns for the period. As is often the case in fast-rising markets, stocks of proven companies underperformed those of more speculative companies. This trend not only favored lower-quality stocks over higher-quality, but smaller stocks over larger ones. A good sense of this can be seen in the return of Russell 2000® Growth Index, a small-stock barometer. It was up 39.84% for the one-year period, while Madison Mid Cap Fund favored larger mid-cap companies with valuations we considered reasonable – a long way from this hot growth-stock segment of the market. Most of the fund’s relative underperformance came from four sectors: Industrials, Healthcare, Energy and Financials. In all of these four sectors, we held only one stock with a negative return: auto auctioneer Ritchie Brothers. The performance gap was largely broad and accumulative. An example would be asset manager Brookfield Property Partners, which was up more than 20% for the period, normally a cause for celebration, but in this period a return which decidedly lagged the broader market. It is our experience and opinion that many of the highest flying stocks of the period have speculative aspects that make them vulnerable in a more challenged market. In other words, we believe we are trading recent returns for future protection should we see the market reverse. These more challenging markets are where we seek to outshine the indices and peers. That said, the fund had some outstanding results this past year, with strong results in Consumer Discretionary, where Advance Auto Parts stock was up some 40%, Discovery Communications stock advanced more than 50%, and TJX, the T. J. Maxx and Marshall’s retailer, saw its stock rise more than 47%. In Financials we saw regional bank Glacier Bancorp stock soar 95%, and in Industrials, Westinghouse Air Brake Technology’s stock appreciated by some 59%.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
	Fund	Russell Midcap® Index
Consumer Discretionary†	29.7%	17.5%
Consumer Staples	0.8%	5.8%
Energy	4.2%	6.6%
Financials	23.4%	20.2%
Health Care	11.8%	10.7%
Industrials	15.3%	12.8%
Information Technology	4.7%	13.1%
Materials	3.5%	5.7%
Telecommunication Services	–	1.1%
Utilities	–	6.5%
Short-Term Investments and Other Net Assets and Liabilities	6.6%	–
†Consumer Discretionary includes securities in the following industries: Media and Specialty retail.

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
Markel Corp.	4.9%
Advance Auto Parts Inc.	4.5%
Brookfield Asset Management Inc., Class A	3.6%
Copart Inc.	3.5%
DENTSPLY International Inc.	3.5%
Crown Holdings Inc.	3.5%
Omnicom Group Inc.	3.3%
WR Berkley Corp.	3.3%
Laboratory Corp. of America Holdings	3.1%
Expeditors International of Washington Inc.	2.9%

Madison Funds | Management’s Discussion of Fund Performance | October 31, 2013
SMALL CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS
The Madison Small Cap Fund invests primarily in a diversified mix of common stocks of small cap U.S. companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. Under normal market conditions, the fund will maintain at least 80% of its net assets in such small cap securities. The portfolio managers employ a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify securities of companies they believe have attractive valuations. The portfolio managers focus on companies with a record of above average rates of profitability that sell at a discount relative to the overall small cap market. Through fundamental research, the portfolio managers seek to identify those companies which possess one or more of the following characteristics: sustainable competitive advantages within a market niche; strong profitability and free cash flows; strong market share positions and trends; quality of and share ownership by management; and financial structures that are more conservative than the relevant industry average.

PERFORMANCE DISCUSSION
Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2013[2]
	% Return Without Sales Charge					% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	Since 12/27/06 Inception	Since 1/9/07 Inception	1 Year	3 Years	5 Years	Since Inception
Class A Shares[3]	32.85	17.91	17.50	7.78	–	25.21	15.59	16.13	6.85
Class B Shares[4]	31.92	17.00	16.69	7.05	–	27.42	16.14	16.47	7.05
Class Y Shares[7]	33.17	18.17	17.77	–	8.37	–	–	–	–
Russell 2000® Index	36.28	17.69	17.04	6.81	6.72	NA	NA	NA	NA
Russell 2000® Value Index	32.83	16.33	14.84	5.81	4.92	NA	NA	NA	NA
See accompanying Notes to Management’s Discussion of Fund Performance.
The Madison Small Cap Fund (Class Y) returned 33.17% for the period, lagging the Russell 2000® Index’s 36.28% while exceeding the Russell 2000® Value Index’s 32.83% return. The fund trailed its peer group average, as the Morningstar Small Blend category averaged a return of 35.17%. The fund’s underperformance to the broad small-cap market was due to allocation among sectors, particularly an overweighting to Materials, as well as cash holdings in a strong market environment. Security selection was positive overall for the period, particularly within Energy, Materials, and Information Technology; this was partially offset by weak stock selection in the Consumer Discretionary and Industrials Sectors. The fund’s weakest results over the period came from ACCO Brands, a designer and manufacturer of school and office products whose stock declined -19.20% over the period; Atlas Air Worldwide, a global provider of outsourced aircraft and aviation operating solutions with a stock loss of -32.66%; and U.S. retailer Stage Stores, whose stock valuation slipped -14.03%. The fund’s largest contributors to relative and absolute performance during the period included Belden, a designer and manufacturer of cable, connectivity, and networking products in markets including industrial, enterprise, and broadcast whose stock rose 88.63%. G&K Services, a provider of branded uniform and facility services programs saw its stock advance 97.35%; while the stock of ICON, a global provider of outsourced development services to the pharmaceutical, biotechnology, and medical device industries soared 94.98%.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
	Fund	Russell 2000® Value Index
Consumer Discretionary	12.3%	10.6%
Consumer Staples	2.3%	2.8%
Energy	6.3%	7.9%
Financials	20.5%	38.7%
Health Care	10.9%	4.4%
Industrials	19.4%	13.5%
Information Technology	13.4%	10.7%
Materials	8.8%	4.6%
Utilities	4.4%	6.2%
Telecommunication Services	–	0.6%
Short-Term Investments and Other Net Assets and Liabilities	1.7%	–

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
Belden Inc.	3.8%
Charles River Laboratories International Inc.	2.7%
Mueller Industries Inc.	2.6%
United Stationers Inc.	2.4%
G&K Services Inc.	2.4%
Scorpio Tankers Inc.	2.3%
Helen of Troy Ltd.	2.2%
Amsurg Corp.	2.1%
CEC Entertainment Inc.	2.1%
Ascena Retail Group Inc.	2.0%
NORTHROAD INTERNATIONAL FUND

INVESTMENT STRATEGY HIGHLIGHTS
The Madison NorthRoad International Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in the stock of foreign companies, with an emphasis on companies with a market capitalization of approximately $3 billion or greater. The fund expects to have a relatively focused portfolio of between 25-40 holdings.

PERFORMANCE DISCUSSION
Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2013[2]
	% Return Without Sales Charge
	1 Year	3 Years	Since 12/31/08 Inception	Since 2/29/12 Inception
Class Y Shares[7]	24.72	10.30	14.53	–
Class R6 Shares[8]	25.10	–	–	14.89
MSCI EAFE Index (net)	26.88	8.38	12.37	15.12
See accompanying Notes to Management’s Discussion of Fund Performance.

Madison Funds | Management’s Discussion of Fund Performance - NorthRoad International Fund - continued | October 31, 2013
The Madison NorthRoad International Fund (Class Y) returned 24.72% for the period, trailing the 26.88% return of the MSCI EAFE Index (net). The fund outperformed its peer group, with the Morningstar Foreign Large Blend category averaging a 23.08% return. We believe the fund performed in accordance with its investment objectives and strategies. As is often the case in rapidly rising markets, investors focus more on the potential than the proven. NorthRoad, in addition to seeking companies that are undervalued, carefully selects companies based on their proven record of profitability, their strong fundamentals and solid balance sheets. These attributes are most rewarded in challenging markets and times, rather than periods of investment exuberance. The fund benefited from strong stock selection in technology and materials. On the other hand, the fund’s underweighting in Japan, whose market was one of the world’s strongest over this period, was a detriment. The fund also suffered from its limited exposure to financials which benefited from investor’s willingness to take on more risk. In terms of individual holdings, the top performers were WPP and AXA while the greatest detractors to performance were Petrobras and Teva. The fund continued to find its best opportunities in Europe, with 80.1% of the fund’s exposure there at period end, including 27.7% in the United Kingdom.

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
United Kingdom	27.7%	Australia	2.2%
Switzerland	21.0%	Brazil	2.2%
France	15.6%	Singapore	2.1%
Japan	8.3%	Sweden	2.0%
Germany	5.7%	Israel	1.9%
Netherlands	2.9%	Short-Term Investments and Net Other
Italy	2.7%	Assets and Liabilities	3.4%
Ireland	2.3%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
Novartis AG	4.8%
Nestle S.A.	3.3%
SAP AG	3.3%
Schneider Electric S.A.	3.2%
WPP PLC	3.2%
Total S.A.	3.2%
Diageo PLC	3.2%
Roche Holding AG	3.1%
GlaxoSmithKline PLC	3.1%
Sanofi	3.0%
INTERNATIONAL STOCK FUND

INVESTMENT STRATEGY HIGHLIGHTS
The Madison International Stock Fund will invest, under normal market conditions, at least 80% of its net assets in the stock of foreign companies. Typically, a majority of the fund’s assets are invested in relatively large capitalization stocks of companies located or operating in developed countries. The fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The portfolio managers typically maintain this segment of the fund’s portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. The fund may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

PERFORMANCE DISCUSSION
Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 2013[2]
	% Return Without Sales Charge					% Return After Sales Charge[6]
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares[3]	23.11	9.26	11.80	8.58	–	16.03	7.11	10.47	7.95
Class B Shares[4]	22.26	8.44	10.98	7.78	–	17.76	7.44	10.71	7.78
Class Y Shares[7]	23.44	9.54	12.10	–	4.49	–	–	–	–
MSCI EAFE Index (net)	26.88	8.38	11.99	7.71	3.29	NA	NA	NA	NA
See accompanying Notes to Management’s Discussion of Fund Performance.
The Madison International Stock Fund (Class Y) returned 23.44% for the period, trailing the 26.88% return of the MSCI EAFE Index (net). The fund outperformed its peer group, with the Morningstar Foreign Large Blend category averaging a 23.08% return. Benchmark underperformance during the period was primarily due to stock selection. In the Energy Sector, a position in French seismic surveyor CGG negatively impacted the fund due to competitive pressures and higher-than-expected costs at its Sercel equipment-supply unit. Despite favorable positioning, stock selection in materials detracted from relative returns as Australian mineral exploration and production company BHP Billiton declined following weakening commodity prices. Low exposure to the outperforming Financials Sector also negatively impacted the fund. The fund benefited from holdings in the Industrials Sector, as a position in Irish discount airline Ryanair performed well due to the company’s strong operational results. Stock selection in emerging markets benefited the fund as positions in Krung Thai Bank and Indonesia’s Bank Mandiri performed well.

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
United Kingdom	18.9%
Japan	17.2%
Switzerland	9.9%
France	9.0%
Germany	6.1%
Spain	4.2%
Sweden	3.4%
Italy	2.8%
Belgium	2.5%
Ireland	2.4%
Other	18.5%
Short-Term Investments and Net Other Assets and Liabilities	5.1%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
Novartis AG	3.6%
BNP Paribas S.A.	2.7%
Bayer AG	2.6%
Anheuser-Busch InBev N.V.	2.5%
Prudential PLC	2.4%
Sanofi	2.4%
Sumitomo Mitsui Financial Group Inc.	2.3%
Don Quijote Co. Ltd.	2.3%
Lloyds Banking Group PLC	2.3%
Royal Dutch Shell PLC	2.2%

Madison Funds | October 31, 2013
Notes to Management’s Discussion of Fund Performance

NA	Not Applicable. Index returns do not reflect sales charges, fees or expenses.

[1]	This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.

[2]
Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund’s performance is contained in the Prospectus and elsewhere in this report. The fund’s past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.madisonfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.

[3]
Maximum sales charge is 5.75% for class A shares for the Conservative, Moderate and Aggressive Allocation Funds and the Diversified Income, Equity Income, Large Cap Value, Investors, Large Cap Growth, Mid Cap, Small Cap and International Stock Funds. The maximum sales charge is 4.50% for the Core Bond and High Income Fund class A shares.

[4]	Maximum contingent deferred sales charge (CDSC) is 4.50% for class B shares, which is reduced after 12 months and eliminated after six years.

[5]	Maximum contingent deferred sales charge (CDSC) is 1% for class C shares, which is eliminated after one year.

[6]	Assumes maximum applicable sales charge.

[7]
Class Y Shares are only available for purchase by Madison Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current Prospectus.

[8]	Class R6 shares are generally only available for purchase by retirement plan investors and certain other institutional investors.

BENCHMARK DESCRIPTIONS
Allocation Fund Indexes*
The Conservative Allocation Fund Custom Index consists of 65% Merrill Lynch U.S. Corporate, Government & Mortgage Index, 30% Russell 3000® Index and 5% MSCI EAFE Index. See market index descriptions below.
The Moderate Allocation Fund Custom Index consists of 40% Merrill Lynch U.S. Corporate, Government & Mortgage Index, 45% Russell 3000® Index and 15% MSCI EAFE Index. See market index descriptions below.
The Aggressive Allocation Fund Custom Index consists of 15% Merrill Lynch U.S. Corporate, Government & Mortgage Index, 55% Russell 3000® Index and 30% MSCI EAFE Index. See market index descriptions below.

Hybrid Fund Indexes*
The Custom Blended Index consists of 50% S&P 500 Index and 50% Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index. See market index descriptions below.
Market Indexes
The CBOE S&P 500 BuyWrite Monthly Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy (i.e. holding a long position in and selling covered call options on that position) on the S&P 500 Index.
The Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.
The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, but limits any individual issuer to a maximum weighting of 2%.
The Barclays U.S. Credit Bond Index is an unmanaged, market capitalization weighted index that covers the U.S. dollar denominated fixed-rate, taxable bond market, with maturities of one year or more.
The Barclays U.S. Intermediate Government Credit Bond Index measures the performance of U.S. dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities with maturities between one and 10 years.
The Barclays Capital Intermediate Government Credit A+ Bond Index measures the performance of U.S. dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities with quality ratings of A3/A- or better and maturities between one and 10 years.
The Barclays Municipal Bond Index measures the performance of the U.S. dollar denominated long-term tax exempt bond market.
The MSCI EAFE (Europe, Australasia & Far East) Index is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.
The Russell 1000® Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
*The Custom Indexes are calculated using a monthly re-balancing frequency (i.e. rebalanced back to original constituent weight every calendar month-end).

Madison Funds | Notes to Management’s Discussion of Fund Performance - concluded | October 31, 2013
The Russell 1000® Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
The Russell 2000® Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000® Index.
The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market.
The Russell Midcap® Index is a mid-cap market index which measures the performance of the mid-cap segment of the U.S. equity universe.
The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S. Conservative Allocation Fund Portfolio of Investments

Madison Funds | October 31, 2013
Conservative Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.5%
Bond Funds - 59.2%
DoubleLine Total Return Bond Fund Class I	287,466	$ 3,156,381
Franklin Floating Rate Daily Access Fund Advisor Class	575,188	5,291,732
iShares 7-10 Year Treasury Bond ETF	10,256	1,053,804
Madison Core Bond Fund Class Y (A)	843,336	8,593,593
Madison Corporate Bond Fund Class Y (A)	402,670	4,538,091
Madison High Income Fund Class Y (A)	202,805	1,437,886
Madison High Quality Bond Fund Class Y (A)	473,310	5,239,540
Metropolitan West Total Return Bond Fund Class I	773,136	8,280,284
PIMCO Total Return Fund Institutional Class	259,796	2,831,777
Vanguard Intermediate-Term Corporate Bond ETF	16,645	1,402,175
		41,825,263
	Shares	Value (Note 2)
Foreign Bond Funds - 2.9%
Templeton Global Bond Fund Advisor Class	159,064	$ 2,083,734
Foreign Stock Funds - 4.7%
Madison International Stock Fund Class Y (A)	190,968	2,516,955
Vanguard FTSE Europe ETF	14,119	801,677
		3,318,632
Money Market Funds - 0.7%
State Street Institutional U.S. Government Money Market Fund	508,826	508,826
Stock Funds - 32.0%
iShares Core MSCI EAFE ETF	21,667	1,290,486
iShares Russell Mid-Cap ETF	24,509	3,528,561
Madison Investors Fund Class Y (A)	150,219	3,379,927
Madison Large Cap Growth Fund Class Y (A)	172,646	3,667,006
Madison Large Cap Value Fund Class Y (A)	372,809	6,360,125
	Shares	Value (Note 2)
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	324,134	$ 4,424,422
		22,650,527
TOTAL INVESTMENTS - 99.5% (Cost $65,821,313**)		70,386,982
NET OTHER ASSETS AND LIABILITIES - 0.5%		322,362
TOTAL NET ASSETS - 100.0%		$ 70,709,344

**	Aggregate cost for Federal tax purposes was $66,894,383.
(A)	Affiliated Company (see Note 11).
ETF	Exchange Traded Fund.
Moderate Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 100.0%
Bond Funds - 35.5%
DoubleLine Total Return Bond Fund Class I	579,253	$ 6,360,201
Franklin Floating Rate Daily Access Fund Advisor Class	788,533	7,254,507
iShares 7-10 Year Treasury Bond ETF	14,066	1,445,282
Madison Core Bond Fund Class Y (A)	1,204,478	12,273,627
Madison High Income Fund Class Y (A)	401,919	2,849,605
Madison High Quality Bond Fund Class Y (A)	458,350	5,073,932
Metropolitan West Total Return Bond Fund Class I	1,217,652	13,041,056
Vanguard Intermediate-Term Corporate Bond ETF	38,534	3,246,104
		51,544,314
Foreign Stock Funds - 11.3%
Madison International Stock Fund Class Y (A)	253,807	3,345,174
	Shares	Value (Note 2)
Madison NorthRoad International Fund Class Y (A)	365,405	$ 4,476,209
Vanguard FTSE All-World ex-U.S. ETF	87,145	4,376,422
Vanguard FTSE Europe ETF	73,365	4,165,664
		16,363,469
Money Market Funds - 1.0%
State Street Institutional U.S. Government Money Market Fund	1,464,998	1,464,998
Stock Funds - 52.2%
iShares Core S&P Mid-Cap ETF	56,523	7,265,466
Madison Investors Fund Class Y (A)	501,626	11,286,587
Madison Large Cap Growth Fund Class Y (A)	599,907	12,742,032
Madison Large Cap Value Fund Class Y (A)	959,472	16,368,594
Madison Mid Cap Fund Class Y (A)	535,837	5,176,184
Madison Small Cap Fund Class Y (A)	120,730	1,796,465
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	1,446,275	19,741,654
	Shares	Value (Note 2)
Vanguard Information Technology ETF	17,305	$ 1,447,563
		75,824,545
TOTAL INVESTMENTS - 100.0% (Cost $125,319,578**)		145,197,326
NET OTHER ASSETS AND LIABILITIES - 0.0%		68,350
TOTAL NET ASSETS - 100.0%		$145,265,676

**	Aggregate cost for Federal tax purposes was $127,424,436.
(A)	Affiliated Company (see Note 11).
ETF	Exchange Traded Fund.

Aggressive Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 100.1%
Bond Funds - 12.9%
Madison High Income Fund Class Y (A)	74,981	$ 531,612
Metropolitan West Total Return Bond Fund Class I	573,468	6,141,846
Vanguard Intermediate-Term Corporate Bond ETF	6,597	555,731
		7,229,189
Foreign Stock Funds - 16.0%
Madison International Stock Fund Class Y (A)	126,972	1,673,497
Madison NorthRoad International Fund Class Y (A)	139,618	1,710,318
Vanguard FTSE All-World ex-U.S. ETF	55,820	2,803,280
Vanguard FTSE Europe ETF	49,056	2,785,400
		8,972,495
	Shares	Value (Note 2)
Money Market Funds - 2.1%
State Street Institutional U.S. Government Money Market Fund	1,190,881	$ 1,190,881
Stock Funds - 69.1%
iShares Core S&P Mid-Cap ETF	28,252	3,631,512
Madison Investors Fund Class Y (A)	248,937	5,601,078
Madison Large Cap Growth Fund Class Y (A)	302,643	6,428,138
Madison Large Cap Value Fund Class Y (A)	451,224	7,697,876
Madison Mid Cap Fund Class Y (A)	419,504	4,052,407
Madison Small Cap Fund Class Y (A)	74,631	1,110,513
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	681,431	9,301,540
Vanguard Information Technology ETF	10,009	837,253
		38,660,317
TOTAL INVESTMENTS - 100.1% (Cost $46,410,592**)		56,052,882
		Value (Note 2)
NET OTHER ASSETS AND LIABILITIES - (0.1%)		$ (45,565)
TOTAL NET ASSETS - 100.0%		$ 56,007,317

**	Aggregate cost for Federal tax purposes was $47,287,052.
(A)	Affiliated Company (see Note 11).
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Cash Reserves Fund Portfolio of Investments

	Par Value	Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 97.0%
Fannie Mae - 22.2%
0.091%, 11/1/13 (A)	$ 200,000	$ 200,000
0.041%, 12/4/13 (A)	1,400,000	1,399,949
2.875%, 12/11/13	1,258,000	1,261,774
0.750%, 12/18/13	751,000	751,651
0.081%, 1/3/14 (A)	700,000	699,902
0.071%, 1/21/14 (A)	100,000	99,984
0.081%, 1/22/14 (A)	250,000	249,954
0.172%, 1/27/14 (A)	600,000	599,754
0.076%, 2/3/14 (A)	300,000	299,941
		5,562,909
Federal Farm Credit Bank - 8.0%
5.050%, 11/25/13	500,000	501,636
5.450%, 12/11/13	124,000	124,723
4.750%, 12/12/13	137,000	137,712
0.190%, 12/19/13	650,000	650,090
1.300%, 12/23/13	600,000	601,061
		2,015,222
Federal Home Loan Bank - 30.3%
0.086%, 11/1/13 (A)	200,000	200,000
0.071%, 11/8/13 (A)	500,000	499,993
0.041%, 11/13/13 (A)	300,000	299,996
	Par Value	Value (Note 2)
0.020%, 11/20/13 (A)	$ 100,000	$ 99,999
0.051%, 11/27/13 (A)	800,000	799,971
0.051%, 12/6/13 (A)	500,000	499,976
0.300%, 12/6/13	500,000	500,070
0.300%, 12/12/13	700,000	700,166
3.125%, 12/13/13	200,000	200,709
4.000%, 12/13/13	225,000	226,004
0.170%, 12/20/13	500,000	500,000
0.183%, 12/26/13 (A)	500,000	499,862
0.030%, 1/8/14	1,000,000	999,943
0.375%, 1/29/14	860,000	860,609
0.071%, 2/14/14 (A)	705,000	704,856
		7,592,154
Freddie Mac - 24.9%
0.061%, 11/5/13 (A)	300,000	299,998
4.875%, 11/15/13	800,000	801,410
0.020%, 11/20/13 (A)	300,000	299,997
0.172%, 12/17/13 (A)	500,000	499,891
0.061%, 1/6/14 (A)	440,000	439,952
2.500%, 1/7/14	955,000	959,233
0.450%, 1/9/14	280,000	280,180
0.041%, 1/14/14 (A)	400,000	399,967
4.500%, 1/15/14	1,840,000	1,856,650
0.071%, 2/3/14 (A)	400,000	399,927
		6,237,205

	Par Value	Value (Note 2)
U.S. Treasury Bill - 4.0%
0.045%, 11/7/13 (A)	$1,000,000	$ 999,993
U.S. Treasury Notes - 7.6%
0.500%, 11/15/13	600,000	600,104
2.000%, 11/30/13	400,000	400,627
1.250%, 2/15/14	900,000	902,953
		1,903,684
Total U.S. Government and Agency Obligations (Cost $24,311,167)		24,311,167
	Shares
INVESTMENT COMPANIES - 4.1%
State Street Institutional U.S. Government Money Market Fund	1,032,750	1,032,750
Total Investment Companies (Cost $1,032,750)		1,032,750
TOTAL INVESTMENTS - 101.1% (Cost $25,343,917**)		25,343,917
NET OTHER ASSETS AND LIABILITIES - (1.1%)		(267,721)
TOTAL NET ASSETS - 100.0%		$ 25,076,196

**	Aggregate cost for Federal tax purposes was $25,343,917.
(A)	Rate noted represents annualized yield at time of purchase.
Tax-Free Virginia Fund Portfolio of Investments

	Par Value	Value (Note 2)
MUNICIPAL BONDS - 97.3%
Airport - 0.6%
Capital Region Airport Commission, (Prerefunded 7/1/15 @ $100) (AGM), 5%, 7/1/20	$125,000	$ 134,738
Development - 5.4%
Norfolk Economic Development Authority, 5%, 11/1/29	480,000	499,383
Prince William County Industrial Development Authority, 5.25%, 2/1/18	675,000	771,687
		1,271,070
Education - 13.2%
Henrico County Economic Development Authority, 4%, 4/15/42	220,000	194,471
Lexington Industrial Development Authority, 4.25%, 12/1/20	150,000	167,639
University of Virginia, 5%, 6/1/40	255,000	269,260
Virginia College Building Authority, (ST APPROP), 5%, 2/1/23	500,000	600,245
Virginia College Building Authority, (ST APPROP), 5%, 9/1/26	140,000	154,596
Virginia College Building Authority, (ST APPROP), 5%, 2/1/29	375,000	411,855
Virginia Commonwealth University, Series A, 5%, 5/1/26	385,000	433,602
Virginia Public School Authority, 5%, 12/1/18	100,000	116,872
Virginia Public School Authority, (ST APPROP), 5%, 8/1/27	350,000	384,261
Virginia Public School Authority, (ST AID WITHHLDG), 3%, 8/1/33	450,000	358,412
		3,091,213
	Par Value	Value (Note 2)
Facilities - 13.2%
Gloucester County Industrial Development Authority, (NATL-RE), 4.375%, 11/1/25	$500,000	$ 508,620
Henrico County Economic Development Authority, 5%, 10/1/18	170,000	198,212
Newport News Economic Development Authority, (Prerefunded 7/1/16 @ $100), 5%, 7/1/25	745,000	833,327
Northwestern Regional Jail Authority, (Prerefunded 7/1/15 @ $100) (NATL-RE), 5%, 7/1/19	50,000	53,852
Prince William County Park Authority, 4%, 4/15/24	320,000	334,160
Roanoke County Economic Development Authority, (ASSURED GTY), 5%, 10/15/16	200,000	222,660
Stafford County & Staunton Industrial Development Authority, (Prerefunded 8/1/15 @ $100) (NATL-RE), 4.5%, 8/1/25	185,000	198,196

Stafford County & Staunton Industrial Development Authority, (NATL-RE), 4.5%, 8/1/25	515,000	517,879
Virginia Public Building Authority, 5.25%, 8/1/23	200,000	227,786
		3,094,692
General - 5.8%
Fairfax County Economic Development Authority, 4.25%, 8/1/29	340,000	348,799
James City County Economic Development Authority, 4%, 6/15/24	360,000	380,308
Puerto Rico Public Finance Corp, (Escrowed To Maturity) (AMBAC) *, 5.5%, 8/1/27	100,000	121,173
Territory of Guam, 5%, 1/1/26	150,000	161,208
Virgin Islands Public Finance Authority, (NATL-RE FGIC), 5%, 10/1/23	100,000	103,018
	Par Value	Value (Note 2)
Virginia Resources Authority, (MORAL OBLG), 5%, 11/1/23	$200,000	$ 232,078
		1,346,584
General Obligation - 14.1%
City of Hampton VA, 5%, 1/15/21	250,000	284,835
City of Richmond VA, (ST AID WITHHLDG), 5%, 7/15/22	100,000	116,323
City of Richmond VA, (Prerefunded 7/15/14 @ $100) (AGM), 5%, 7/15/23	400,000	413,288
City of Roanoke VA, (ST AID WITHHLDG), 5%, 2/1/25	230,000	258,490
City of Virginia Beach VA, Series A, 4%, 8/1/22	545,000	607,893
Commonwealth of Virginia, 5%, 6/1/27	150,000	170,812
County of Arlington VA, (Prerefunded 1/15/17 @ $100), 5%, 1/15/25	175,000	199,624
County of Fairfax VA, (ST AID WITHHLDG), 4%, 10/1/22	250,000	281,470
County of Henrico VA, (Prerefunded 12/1/18 @ $100), 5%, 12/1/24	200,000	238,594
County of Henrico VA, 5%, 7/15/25	150,000	170,306
County of Loudoun VA, (Prerefunded 12/1/17 @ $100) (ST AID WITHHLDG), 5%, 12/1/18	165,000	192,062
County of Prince George VA, (ASSURED GTY ST AID WITHHLDG), 5%, 2/1/20	200,000	224,004
Town of Leesburg VA, 5%, 1/15/41	135,000	142,237
		3,299,938
Medical - 10.5%
Charlotte County Industrial Development Authority, 5%, 9/1/16	335,000	355,415
Fredericksburg Economic Development Authority, 5.25%, 6/15/18	250,000	272,810
Harrisonburg Industrial Development Authority, (AMBAC)*, 4%, 8/15/16	200,000	216,738

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Tax-Free Virginia Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)
MUNICIPAL BONDS - continued
Medical - continued
Harrisonburg Industrial Development Authority, (AMBAC)*, 5%, 8/15/46	$180,000	$181,145
Henrico County Economic Development Authority, (NATL-RE), 6%, 8/15/16	165,000	171,334
Norfolk Economic Development Authority, 5%, 11/1/36	480,000	491,515
Roanoke Economic Development Authority, (Escrowed To Maturity) (NATL-RE), 6.125%, 7/1/17	500,000	550,580
Smyth County Industrial Development Authority, 5%, 7/1/15	200,000	211,976
		2,451,513
Multifamily Housing - 8.7%
Fairfax County Redevelopment & Housing Authority, 4.75%, 10/1/36	725,000	732,779
Fairfax County Redevelopment & Housing Authority, 5%, 10/1/39	300,000	307,065
Suffolk Redevelopment & Housing Authority, 5.6%, 2/1/33	750,000	750,413
Virginia Housing Development Authority, 4.8%, 10/1/39	250,000	251,170
		2,041,427
Power - 3.9%
Chesterfield County Economic Development Authority, 5%, 5/1/23	565,000	620,296
Puerto Rico Electric Power Authority, (BHAC-CR MBIA-RE FGIC), 5.25%, 7/1/24	290,000	301,751
		922,047
	Par Value	Value (Note 2)
Transportation - 5.1%
Puerto Rico Highways & Transportation Authority, (ASSURED GTY), 5.25%, 7/1/34	$100,000	$ 84,389
Richmond Metropolitan Authority, (NATL-RE FGIC), 5.25%, 7/15/22	140,000	159,023
Richmond Metropolitan Authority, (Escrowed To Maturity) (NATL-RE FGIC), 5.25%, 7/15/22	60,000	71,105
Virginia Commonwealth Transportation Board, Series A, 5%, 9/15/24	225,000	259,670
Virginia Commonwealth Transportation Board, 5%, 3/15/25	535,000	614,555
		1,188,742
Utilities - 4.1%
City of Richmond VA, (AGM), 4.5%, 1/15/33	940,000	954,758
Water - 12.7%
Fairfax County Water Authority, 5.25%, 4/1/23	180,000	222,106
Hampton Roads Sanitation District, 5%, 11/1/20	200,000	234,940
Hampton Roads Sanitation District, 5%, 4/1/33	250,000	266,547
Henry County Public Service Authority, (AGM), 5.25%, 11/15/15	150,000	160,383
Upper Occoquan Sewage Authority, (NATL-RE), 5.15%, 7/1/20	1,000,000	1,155,460
Virginia Resources Authority, (ST AID WITHHLDG), 5%, 10/1/23	500,000	584,670
	Par Value	Value (Note 2)
Virginia Resources Authority, (ST AID WITHHLDG), 4.5%, 10/1/28	$160,000	$ 173,077
Virginia Resources Authority, 5%, 11/1/31	160,000	170,499
		2,967,682
TOTAL INVESTMENTS - 97.3% (Cost $22,432,131**)		22,764,404
NET OTHER ASSETS AND LIABILITIES - 2.7%		643,215
TOTAL NET ASSETS - 100.0%		$ 23,407,619

*
This bond is covered by insurance issued by Ambac Assurance Corporation (“AMBAC”). On November 8, 2010, Ambac Financial Group, Inc., the holding company of AMBAC, announced that it had filed for Chapter 11 bankruptcy protection. The impact that this event may have on the ability of AMBAC to guarantee timely payment of principal and interest on these bonds, should they default, is not known at this time.

**	Aggregate cost for Federal tax purposes was $22,432,131.
AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Indemnity Corp.
ASSURED GTY	Assured Guaranty
BHAC-CR	Berkshire Hathaway Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
MBIA-RE	MBIA Insurance Corp.
MORAL OBLG	Moral Obligation
NATL-RE	National Public Finance Guarantee Corp.
ST AID WITHHLDG	State Aid Withholding
ST APPROP	State Appropriations

Tax-Free National Fund Portfolio of Investments

	Par Value	Value (Note 2)
MUNICIPAL BONDS - 96.8%
Alabama - 6.7%
Alabama Incentives Financing Authority, 5%, 9/1/29	$300,000	$ 317,985
Troy University, (ASSURED GTY), 4.125%, 11/1/23	420,000	450,009
Tuscaloosa Public Educational Building Authority, (ASSURED GTY), 6.375%, 7/1/28	295,000	328,447
University of South Alabama, (AMBAC*), 5%, 12/1/24	700,000	769,958
		1,866,399
Arizona - 2.5%
Glendale Western Loop 101 Public Facilities Corp., (Prerefunded 1/1/14 @ $100), 6%, 7/1/24	525,000	529,751
Northern Arizona University, Certificate Participation, (Prerefunded 9/1/15 @ $100) (AMBAC*), 5%, 9/1/23	150,000	162,716
		692,467
Arkansas - 1.9%
City of Fort Smith AR Water & Sewer Revenue, (AGM), 5%, 10/1/21	175,000	195,590
Lake Hamilton School District No 5 of Garland County, General Obligation Ltd., (ST AID WITHHLDG), 3%, 4/1/21	320,000	325,533
		521,123
Colorado - 1.6%
El Paso County Facilities Corp., Certificate Participation, 5%, 12/1/27	400,000	439,092
	Par Value	Value (Note 2)
Florida - 15.0%
City of Port St. Lucie FL Utility System Revenue, 5%, 9/1/27	$600,000	$ 652,104
Emerald Coast Utilities Authority, (NATL-RE), 5%, 1/1/25	$300,000	300,933
Highlands County Health Facilities Authority, 5%, 11/15/20	455,000	485,176
Hillsborough County Industrial Development Authority, 5%, 10/1/34	450,000	448,245
Lee County Industrial Development Authority, 5%, 11/1/28	500,000	527,415
Orlando Utilities Commission, Series C, 5%, 10/1/22	525,000	628,729
Palm Beach County Solid Waste Authority, 5%, 10/1/24	300,000	340,587
Peace River/Manasota Regional Water Supply Authority, (AGM), 5%, 10/1/23	750,000	786,090
		4,169,279
Georgia - 2.6%
City of Atlanta GA Water & Wastewater Revenue, (AGM), 5.75%, 11/1/30	300,000	358,914
Georgia State Road & Tollway Authority, 5%, 6/1/21	90,000	101,834
Gwinnett County Development Authority, Certificate Participation, (NATL-RE), 5.25%, 1/1/21	100,000	117,269
Private Colleges & Universities Authority, 5%, 9/1/38	130,000	135,008
		713,025
	Par Value	Value (Note 2)
Illinois - 1.0%
Regional Transportation Authority, (AMBAC* GO of AUTH), 7.2%, 11/1/20	$240,000	$ 271,901
Indiana - 9.0%
Indiana Finance Authority, 5%, 2/1/21	400,000	469,276
Indiana Finance Authority, 4.5%, 10/1/22	345,000	372,290
Indianapolis Local Public Improvement Bond Bank, (ASSURED GTY), 5.5%, 1/1/38	475,000	499,956
Western Boone Multi-School Building Corp., General Obligation, (AGM) (ST AID WITHHLDG), 5%, 1/10/20	1,015,000	1,158,196
		2,499,718
Iowa - 2.7%
City of Bettendorf IA, General Obligation, 5%, 6/1/28	475,000	518,828
City of Bettendorf IA, General Obligation, 5%, 6/1/30	210,000	224,152
		742,980
Maryland - 2.5%
Maryland State Transportation Authority, (Escrowed To Maturity), 6.8%, 7/1/16	40,000	42,930
Montgomery County Revenue Authority, 5%, 5/1/31	600,000	664,674
		707,604
Michigan - 3.3%
Detroit City School District, General Obligation, (FGIC Q-SBLF), 6%, 5/1/20	400,000	460,352

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Tax-Free National Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)
MUNICIPAL BONDS - continued
Michigan - continued
Redford Unified School District No. 1, General Obligation, (AMBAC* Q-SBLF), 5%, 5/1/22	$410,000	$ 456,101
		916,453
Minnesota - 1.6%
Litchfield Independent School District No. 465, General Obligation, (SD CRED PROG), 3%, 2/1/20	420,000	443,247
Missouri - 3.4%
City of O’Fallon MO, Certificate Participation, (NATL-RE), 5.25%, 11/1/16	100,000	111,449
County of St Louis MO, (Escrowed To Maturity), 5.65%, 2/1/20	500,000	608,490
St Louis Industrial Development Authority, 6.65%, 5/1/16	200,000	223,558
		943,497
New Jersey - 3.0%
New Jersey State Turnpike Authority, (Escrowed To Maturity) (NATL-RE IBC), 6.5%, 1/1/16	525,000	561,251
New Jersey State Turnpike Authority, (BHAC-CR FSA), 5.25%, 1/1/28	250,000	288,500
		849,751
New York - 3.9%
City of North Tonawanda NY, General Obligation, 4%, 4/1/21	240,000	257,066
New York State Dormitory Authority, (BHAC-CR AMBAC*), 5.5%, 7/1/31	250,000	296,443
Port Authority of New York & New Jersey, (GO of AUTH), 5.375%, 3/1/28	455,000	522,690
		1,076,199
North Carolina - 2.6%
North Carolina Medical Care Commission, (HUD SECT 8), 5.5%, 10/1/24	500,000	519,880
State of North Carolina, 4.5%, 5/1/27	200,000	219,000
		738,880
Ohio - 2.1%
Cleveland-Cuyahoga County Port Authority, 5%, 7/1/24	500,000	577,275
	Par Value	Value (Note 2)
Pennsylvania - 1.9%
Lehigh County General Purpose Authority, (NATL-RE GO of HOSP), 7%, 7/1/16	$485,000	$ 520,575
South Carolina - 2.3%
South Carolina State Ports Authority, 5%, 7/1/19	130,000	151,889
York County School District No. 1, General Obligation, (SCSDE), 5%, 3/1/27	440,000	482,971
		634,860
Tennessee - 0.4%
Jackson Energy Authority, 4.75%, 6/1/25	$100,000	110,669
Texas - 13.6%
Beaumont Independent School District, General Obligation, (PSF-GTD), 4.75%, 2/15/38	300,000	308,529
City of San Antonio TX, Water System Revenue, 5.125%, 5/15/29	500,000	547,040
City of Sugar Land TX, General Obligation Ltd., 5%, 2/15/28	350,000	379,060
County of Harris TX, General Obligation Ltd., (Prerefunded 10/1/18 @ $100), 5.75%, 10/1/24	250,000	305,768
Liberty Hill Independent School District, General Obligation, (PSF-GTD), 5%, 8/1/26	410,000	460,270
Mueller Local Government Corp, 5%, 9/1/25	1,280,000	1,414,182
State of Texas, General Obligation, 5%, 8/1/27	330,000	374,217
		3,789,066
Virginia - 10.6%
City of Virginia Beach VA, General Obligation, Series A, 4%, 8/1/22	600,000	669,240
Fairfax County Redevelopment & Housing Authority, 5%, 10/1/39	265,000	271,241
Henry County Public Service Authority, (AGM), 5.25%, 11/15/15	150,000	160,383
Montgomery County Economic Development Authority, Series A, 5%, 6/1/26	685,000	784,133
Newport News Economic Development Authority, Series A, (MUN GOVT GTD), 5%, 7/1/25	500,000	572,840
	Par Value	Value (Note 2)
Virginia Commonwealth Transportation Board, 5%, 3/15/23	$200,000	$ 234,216
Virginia Housing Development Authority, 4.8%, 10/1/39	250,000	251,170

		2,943,223
Washington - 1.9%
University of Washington, 5%, 7/1/32	500,000	537,765
Wisconsin - 0.7%
Wisconsin Health & Educational Facilities Authority, 5.25%, 10/1/21	200,000	204,416
TOTAL INVESTMENTS - 96.8% (Cost $26,243,504**)		26,909,464
NET OTHER ASSETS AND LIABILITIES - 3.2%		895,934
TOTAL NET ASSETS - 100.0%		$ 27,805,398

*
This bond is covered by insurance issued by Ambac Assurance Corporation (“AMBAC”). On November 8, 2010, Ambac Financial Group, Inc., the holding company of AMBAC, announced that it had filed for Chapter 11 bankruptcy protection. The impact that this event may have on the ability of AMBAC to guarantee timely payment of principal and interest on these bonds, should they default, is not known at this time.

**	Aggregate cost for Federal tax purposes was $26,243,504.
AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Indemnity Corp.
ASSURED GTY	Assured Guaranty
BHAC-CR	Berkshire Hathaway Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
FSA	Financial Security Assurance
GO of AUTH	General Obligation of the Authority
GO of HOSP	General Obligation of the Hospital District
HUD SECT 8	HUD Insured Multifamily Housing
IBC	Insured Bond Certificate
MUN GOVT GTD	General Obligation Guarantee of the Municipality
NATL-RE	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Board Loan Fund
SCSDE	South Carolina School District-Enhanced (State of SC’s Intercept program)
SD CRED PROG	School District Credit Program
ST AID WITHHLDG	State Aid Withholding

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Government Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)
MORTGAGE BACKED SECURITIES - 9.6%
Fannie Mae - 2.3%
5.5%, 2/1/18 Pool # 555345	$ 7,462	$ 7,915
5%, 6/1/18 Pool # 555545	16,207	17,214
6.5%, 5/1/32 Pool # 636758	4,571	5,151
6.5%, 6/1/32 Pool # 254346	5,609	6,330
6%, 8/1/32 Pool # 254405	8,535	9,452
4.5%, 12/1/35 Pool # 745147	38,836	41,588
5.5%, 1/1/38 Pool # 953589	9,978	10,865
		98,515
Freddie Mac - 6.2%
5.5%, 8/1/17 Pool # E90778	5,815	6,162
4.5%, 11/1/23 Pool # G13342	12,556	13,270
3%, 12/1/26 Pool # J17506	77,944	80,846
3%, 1/1/27 Pool # G18420	54,162	56,168
6.5%, 6/1/32 Pool # C01364	5,495	6,166
4%, 10/1/40 Pool # A94362	103,718	109,157
		271,769
Ginnie Mae - 1.1%
7%, 9/20/27 Pool # E2483	4,110	4,733
6%, 2/15/38 Pool # 676516	9,080	10,011
	Par Value	Value (Note 2)
4%, 4/15/39 Pool # 698089	$ 31,820	$ 33,884
		48,628
Total Mortgage Backed Securities (Cost $403,025)		418,912
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 88.6%
Fannie Mae - 32.8%
2.375%, 7/28/15	200,000	207,140
1.625%, 10/26/15	200,000	204,974
0.500%, 3/30/16	250,000	250,038
2.375%, 4/11/16	250,000	261,228
1.250%, 1/30/17	500,000	507,925
		1,431,305
Federal Home Loan Bank - 14.6%
3.125%, 12/13/13	100,000	100,353
1.375%, 5/28/14	250,000	251,776
3.375%, 6/12/20	265,000	282,309
		634,438
Freddie Mac - 18.3%
2.875%, 2/9/15	125,000	129,180
2.500%, 5/27/16	350,000	367,080
1.250%, 5/12/17	300,000	303,809
		800,069
	Par Value	Value (Note 2)
U.S. Treasury Notes - 22.9%
4.250%, 8/15/14	$ 50,000	$ 51,619
2.250%, 1/31/15	100,000	102,574
3.125%, 10/31/16	400,000	429,875

0.750%, 6/30/17	150,000	149,438
3.750%, 11/15/18	150,000	167,754
2.000%, 2/15/23	100,000	96,023
		997,283
Total U.S. Government and Agency Obligations (Cost $3,801,705)		3,863,095
	Shares
SHORT-TERM INVESTMENTS - 1.4%
State Street Institutional U.S. Government Money Market Fund	62,749	62,749
Total Short-Term Investments (Cost $62,749)		62,749
TOTAL INVESTMENTS - 99.6% (Cost $4,267,479**)		4,344,756
NET OTHER ASSETS AND LIABILITIES - 0.4%		19,277
TOTAL NET ASSETS - 100.0%		$ 4,364,033

**	Aggregate cost for Federal tax purposes was $4,267,479.
High Quality Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - 42.0%
Consumer Discretionary - 4.4%
Comcast Corp., 3.125%, 7/15/22	$2,000,000	$ 1,974,670
McDonald’s Corp., 5.35%, 3/1/18	1,000,000	1,151,867
Target Corp., 2.9%, 1/15/22	2,000,000	1,966,454
Walt Disney Co/The, 1.1%, 12/1/17	750,000	741,388
		5,834,379
Consumer Staples - 4.2%
Coca-Cola Co./The, 4.875%, 3/15/19	2,000,000	2,286,408
Sysco Corp., 5.25%, 2/12/18	1,000,000	1,139,329
Wal-Mart Stores Inc., 4.5%, 7/1/15	2,000,000	2,133,540
		5,559,277
Energy - 3.1%
BP Capital Markets PLC (A), 3.875%, 3/10/15	518,000	540,961
Chevron Corp., 2.427%, 6/24/20	2,000,000	1,994,164
ConocoPhillips, 4.6%, 1/15/15	1,500,000	1,572,267
		4,107,392
Financials - 13.3%
American Express Credit Corp., 1.75%, 6/12/15	750,000	763,408
Bank of New York Mellon Corp./The, 4.3%, 5/15/14	1,500,000	1,531,549
Berkshire Hathaway Finance Corp., 4.85%, 1/15/15	1,450,000	1,526,137
General Electric Capital Corp., 5.625%, 9/15/17	2,000,000	2,296,888
John Deere Capital Corp., 1.4%, 3/15/17	2,000,000	2,010,430
JPMorgan Chase & Co., 3.7%, 1/20/15	2,000,000	2,071,876
National Rural Utilities Cooperative Finance Corp., 4.75%, 3/1/14	1,450,000	1,470,539
Simon Property Group L.P., 4.125%, 12/1/21	2,000,000	2,115,324
US Bancorp, 4.2%, 5/15/14	1,500,000	1,531,488
	Par Value	Value (Note 2)
Wells Fargo & Co., 5.625%, 12/11/17	$2,000,000	$ 2,312,940
		17,630,579
Health Care - 2.5%
Eli Lilly & Co., 4.2%, 3/6/14	450,000	455,848

Merck Sharp & Dohme Corp., 4%, 6/30/15	750,000	792,929
Pfizer Inc., 5.35%, 3/15/15	2,000,000	2,130,066
		3,378,843
Industrials - 2.9%
Caterpillar Inc., 3.9%, 5/27/21	2,000,000	2,114,920
United Parcel Service Inc., 5.5%, 1/15/18	1,500,000	1,727,083
		3,842,003
Information Technology - 8.9%
Apple Inc., 2.4%, 5/3/23	2,000,000	1,827,646
Cisco Systems Inc., 5.5%, 2/22/16	2,000,000	2,218,552
Google Inc., 3.625%, 5/19/21	2,000,000	2,119,342
Intel Corp., 1.95%, 10/1/16	2,000,000	2,063,222
Microsoft Corp., 3%, 10/1/20	1,500,000	1,538,322
Texas Instruments Inc., 2.375%, 5/16/16	2,000,000	2,081,508
		11,848,592
Materials - 1.2%
EI du Pont de Nemours & Co., 3.25%, 1/15/15	1,500,000	1,550,022
Telecommunication Service - 1.5%
AT&T Inc., 1.6%, 2/15/17	2,000,000	2,012,696
Total Corporate Notes and Bonds (Cost $54,860,900)		55,763,783
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 52.2%
Fannie Mae - 10.6%
4.625%, 10/15/14	4,500,000	4,690,881
1.375%, 11/15/16	4,500,000	4,593,784
1.250%, 1/30/17	4,750,000	4,825,283
		14,109,948
	Par Value	Value (Note 2)
Freddie Mac - 6.1%
2.875%, 2/9/15	$4,000,000	$ 4,133,764
2.500%, 5/27/16	3,750,000	3,933,004
		8,066,768
U.S. Treasury Notes - 35.5%
2.000%, 11/30/13	1,750,000	1,752,665
2.250%, 5/31/14	6,000,000	6,074,064
4.250%, 8/15/14	5,000,000	5,161,915
2.500%, 4/30/15	6,000,000	6,203,904
0.875%, 1/31/17	4,250,000	4,273,906
3.000%, 2/28/17	6,000,000	6,444,846
1.250%, 1/31/19	4,000,000	3,971,248
3.625%, 2/15/20	3,250,000	3,626,799
2.625%, 11/15/20	4,500,000	4,705,663
2.000%, 2/15/22	2,500,000	2,448,828
2.500%, 8/15/23	2,500,000	2,490,625
		47,154,463
Total U.S. Government and Agency Obligations (Cost $68,967,869)		69,331,179
	Shares
SHORT-TERM INVESTMENTS - 5.1%
State Street Institutional U.S. Government Money Market Fund	6,729,530	6,729,530
Total Short-Term Investments (Cost $6,729,530)		6,729,530
TOTAL INVESTMENTS - 99.3% (Cost $130,558,299**)		131,824,492
NET OTHER ASSETS AND LIABILITIES - 0.7%		863,204
TOTAL NET ASSETS - 100.0%		$132,687,696

**	Aggregate cost for Federal tax purposes was $130,558,299.
(A)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.4% of total net assets.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Core Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)
ASSET BACKED SECURITIES - 0.2%
ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (A), 8.441%, 9/21/30	$ 64,040	$ 64,852
New Century Home Equity Loan Trust, Series 2003-5, Class AI5 (A), 5.5%, 11/25/33	298,979	298,610
Total Asset Backed Securities (Cost $362,308)		363,462
CORPORATE NOTES AND BONDS - 27.5%
Consumer Discretionary - 2.9%
American Association of Retired Persons (B) (C), 7.5%, 5/1/31	750,000	961,113
Comcast Corp., 5.3%, 1/15/14	100,000	100,973
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc., 3.5%, 3/1/16	750,000	785,568
DR Horton Inc., 5.25%, 2/15/15	215,000	224,406
ERAC USA Finance LLC (B) (C), 6.7%, 6/1/34	575,000	659,624
McDonald’s Corp., 5%, 2/1/19	1,000,000	1,146,283
Nissan Motor Acceptance Corp. (B) (C), 2.65%, 9/26/18	500,000	504,785
Time Warner Cable Inc., 4%, 9/1/21	100,000	93,936
		4,476,688
Consumer Staples - 2.4%
Campbell Soup Co., 4.5%, 2/15/19	1,000,000	1,105,004
Costco Wholesale Corp., 5.5%, 3/15/17	100,000	114,154
CVS Caremark Corp., 5.75%, 6/1/17	750,000	859,864
Kellogg Co., 4.45%, 5/30/16	100,000	108,820
Kimberly-Clark Corp., 6.125%, 8/1/17	150,000	175,481
Sysco Corp., 5.25%, 2/12/18	100,000	113,933
Walgreen Co., 5.25%, 1/15/19	1,000,000	1,133,094
		3,610,350
Energy - 2.7%
BP Capital Markets PLC (D), 3.875%, 3/10/15	52,000	54,305
ConocoPhillips, 4.6%, 1/15/15	150,000	157,227
Energy Transfer Partners L.P., 4.15%, 10/1/20	750,000	778,422
Enterprise Products Operating LLC, 5.2%, 9/1/20	100,000	112,536
Hess Corp., 7.875%, 10/1/29	240,000	308,382
Kinder Morgan Energy Partners L.P., 2.65%, 2/1/19	450,000	451,504
Transocean Inc. (D), 6%, 3/15/18	850,000	961,612
Valero Energy Corp., 6.125%, 2/1/20	1,150,000	1,328,726
		4,152,714
Financials - 5.3%
Allstate Corp./The, 6.2%, 5/16/14	100,000	103,008
American Express Credit Corp., 2.375%, 3/24/17	380,000	394,629
Bank of America Corp., 3.3%, 1/11/23	200,000	191,951
Bank of New York Mellon Corp./The, 4.3%, 5/15/14	150,000	153,155
Berkshire Hathaway Finance Corp., 4.85%, 1/15/15	100,000	105,251
Caterpillar Financial Services Corp., Series G, 2.45%, 9/6/18	800,000	821,314
General Electric Capital Corp., 3.1%, 1/9/23	1,100,000	1,060,368
HCP Inc., 6.7%, 1/30/18	490,000	574,558
Health Care REIT Inc., 4.5%, 1/15/24	925,000	936,390
JPMorgan Chase & Co., 3.7%, 1/20/15	750,000	776,954
KeyCorp, 5.1%, 3/24/21	250,000	277,316
Lehman Brothers Holdings Inc. * (E), 5.75%, 1/3/17	520,000	52

Liberty Mutual Group Inc. (B) (C), 4.25%, 6/15/23	1,250,000	1,250,609
	Par Value	Value (Note 2)
Marsh & McLennan Cos. Inc., 2.55%, 10/15/18	$ 225,000	$ 228,391
National Rural Utilities Cooperative Finance Corp., 4.75%, 3/1/14	100,000	101,417
Simon Property Group L.P., 5.875%, 3/1/17	750,000	848,863
UBS AG (D), 5.75%, 4/25/18	122,000	142,041
US Bancorp, 4.2%, 5/15/14	100,000	102,099
		8,068,366
Health Care - 4.2%
AbbVie Inc., 2%, 11/6/18	1,100,000	1,096,828
Baxter International Inc., 3.2%, 6/15/23	1,250,000	1,230,294
Eli Lilly & Co., 4.2%, 3/6/14	100,000	101,300
Eli Lilly & Co., 6.57%, 1/1/16	500,000	562,835
Genentech Inc., 5.25%, 7/15/35	325,000	356,315
Johnson & Johnson, 2.95%, 9/1/20	1,000,000	1,038,027
Laboratory Corp. of America Holdings (F), 2.5%, 11/1/18	1,000,000	1,000,887
Merck Sharp & Dohme Corp., 4%, 6/30/15	150,000	158,586
Merck Sharp & Dohme Corp., 5.75%, 11/15/36	500,000	581,424
Pfizer Inc., 5.35%, 3/15/15	100,000	106,503
Wyeth LLC, 6.5%, 2/1/34	230,000	286,568
		6,519,567
Industrials - 2.8%
Boeing Co./The, 8.625%, 11/15/31	240,000	341,973
Burlington Northern Santa Fe LLC, 8.125%, 4/15/20	285,000	361,707
Danaher Corp., 3.9%, 6/23/21	100,000	106,376
Honeywell International Inc., 3.875%, 2/15/14	1,000,000	1,009,712
Norfolk Southern Corp., 5.59%, 5/17/25	359,000	407,999
Norfolk Southern Corp., 7.05%, 5/1/37	390,000	493,034
Northrop Grumman Corp., 1.75%, 6/1/18	1,250,000	1,231,500
United Parcel Service Inc., 5.5%, 1/15/18	100,000	115,139
Waste Management Inc., 7.125%, 12/15/17	235,000	276,089
		4,343,529
Information Technology - 2.2%
Apple Inc., 2.4%, 5/3/23	1,250,000	1,142,279
Broadridge Financial Solutions Inc., 3.95%, 9/1/20	500,000	512,202
Cisco Systems Inc., 5.5%, 2/22/16	500,000	554,638
EMC Corp., 2.65%, 6/1/20	750,000	749,844
Google Inc., 3.625%, 5/19/21	100,000	105,967
Hewlett-Packard Co., 5.5%, 3/1/18	100,000	111,515
Intuit Inc., 5.75%, 3/15/17	100,000	111,814
Texas Instruments Inc., 2.375%, 5/16/16	150,000	156,113
		3,444,372
Materials - 1.3%
Ball Corp., 4%, 11/15/23	100,000	92,125
Dow Chemical Co./The, 4.125%, 11/15/21	1,000,000	1,033,766
Rio Tinto Finance USA PLC (D), 2.25%, 12/14/18	250,000	250,828
Weyerhaeuser Co., 7.375%, 3/15/32	500,000	621,720
		1,998,439
Telecommunication Services - 2.6%
Cellco Partnership / Verizon Wireless Capital LLC, 8.5%, 11/15/18	1,500,000	1,930,020
Comcast Cable Communications Holdings Inc., 9.455%, 11/15/22	525,000	745,461
Rogers Communications Inc. (D), 4.1%, 10/1/23	900,000	923,340

Verizon Communications Inc., 5.15%, 9/15/23	313,000	339,601
		3,938,422
	Par Value	Value (Note 2)
Utilities - 1.1%
Sierra Pacific Power Co., Series M, 6%, 5/15/16	$ 650,000	$ 730,639
Wisconsin Electric Power Co., 6.5%, 6/1/28	750,000	954,239
		1,684,878
Total Corporate Notes and Bonds (Cost $40,160,304)		42,237,325
LONG TERM MUNICIPAL BONDS - 3.0%
City of New York NY, General Obligation, 2.9%, 8/1/21	1,000,000	997,600
Jacksonville FL Sales Tax Revenue, 5%, 10/1/29	1,500,000	1,571,295
McHenry & Kane Cntys Community Consolidated School Dist No 158 Huntley, 5.375%, 1/15/30	1,000,000	1,057,240
Village of Rosemont IL, General Obligation, (BAM), 1.55%, 12/1/15	1,000,000	1,004,680
Total Long Term Municipal Bonds (Cost $4,588,521)		4,630,815
MORTGAGE BACKED SECURITIES - 17.8%
Fannie Mae - 11.2%
4%, 4/1/15 Pool # 255719	53,773	57,002
5.5%, 4/1/16 Pool # 745444	66,569	70,140
6%, 5/1/16 Pool # 582558	4,809	4,987
5.5%, 2/1/18 Pool # 673194	93,390	98,529
5%, 2/1/19 Pool # 725341	12,933	13,807
5%, 5/1/20 Pool # 813965	151,766	162,598
4.5%, 9/1/20 Pool # 835465	150,343	159,942
5.5%, 3/1/21 Pool # 837199	24,467	26,540
6%, 3/1/21 Pool # 745406	21,154	23,118
6%, 5/1/21 Pool # 253847	16,829	18,503
4.5%, 4/1/23 Pool # 974401	268,488	287,568
4.5%, 6/1/23 Pool # 984075	130,179	138,415
7%, 12/1/29 Pool # 762813	18,893	21,154
7%, 11/1/31 Pool # 607515	17,941	20,608
6.5%, 3/1/32 Pool # 631377	106,878	119,158
6.5%, 5/1/32 Pool # 636758	6,094	6,868
7%, 5/1/32 Pool # 644591	4,980	5,673
6.5%, 6/1/32 Pool # 545691	192,427	214,863
5.5%, 4/1/33 Pool # 690206	401,953	439,328
5%, 10/1/33 Pool # 254903	192,903	210,120
5.5%, 11/1/33 Pool # 555880	239,628	261,991
5%, 5/1/34 Pool # 775604	26,466	28,783
5%, 5/1/34 Pool # 780890	104,977	114,048
5%, 6/1/34 Pool # 255230	42,924	46,650
7%, 7/1/34 Pool # 792636	8,596	9,041
5.5%, 8/1/34 Pool # 793647	81,309	88,935
5.5%, 3/1/35 Pool # 815976	414,096	453,063
5%, 8/1/35 Pool # 829670	186,964	203,122
5.5%, 8/1/35 Pool # 826872	109,519	119,849
5%, 9/1/35 Pool # 820347	235,732	260,660
5%, 9/1/35 Pool # 835699	212,554	231,041
5%, 10/1/35 Pool # 797669	187,028	205,818
5.5%, 10/1/35 Pool # 836912	83,935	91,394
5%, 11/1/35 Pool # 844809	98,138	106,554
4.5%, 12/1/35 Pool # 745147	38,836	41,588

5%, 12/1/35 Pool # 850561	114,396	124,219
5%, 2/1/36 Pool # 745275	42,210	45,839
5%, 3/1/36 Pool # 745355	56,077	60,912
5.5%, 5/1/36 Pool # 745516	17,912	19,535
6%, 11/1/36 Pool # 902510	233,350	259,173
6%, 12/1/36 Pool # 256514	19,019	20,843
6%, 12/1/36 Pool # 902070	32,757	35,915
6%, 12/1/36 Pool # 903002	26,658	29,152
5.5%, 1/1/37 Pool # 905805	45,959	50,043

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)
MORTGAGE BACKED SECURITIES - continued
Fannie Mae - continued
5.5%, 2/1/37 Pool # 905140	$177,605	$ 196,409
5.5%, 5/1/37 Pool # 928292	303,587	335,063
6%, 10/1/37 Pool # 947563	240,144	266,719
6.5%, 12/1/37 Pool # 889072	294,890	325,505
6%, 1/1/38 Pool # 965649	12,155	13,277
5%, 4/1/38 Pool # 889260	55,922	60,704
5.5%, 7/1/38 Pool # 986973	159,423	173,742
6.5%, 8/1/38 Pool # 987711	413,502	464,077
4.5%, 8/1/40 Pool # AD8243	211,282	226,328
4%, 9/1/40 Pool # AE3039	1,717,145	1,812,468
4%, 1/1/41 Pool # AB2080	1,297,877	1,369,021
4%, 9/1/41 Pool # AJ1406	1,358,392	1,431,039
4%, 10/1/41 Pool # AJ4046	1,616,338	1,706,741
4%, 3/1/42 Pool # AL1998	2,511,696	2,652,311
3%, 9/1/42 Pool # AP6568	190,985	188,622
3.5%, 9/1/42 Pool # AB6228	681,120	700,497
3.5%, 12/1/42 Pool # AQ8892	197,765	203,019
		17,132,631
Freddie Mac - 6.5%
5%, 5/1/18 Pool # E96322	74,285	78,788
5%, 2/1/21 Pool # G11911	23,568	25,060
4.5%, 4/1/23 Pool # J07302	46,147	48,771
4.5%, 11/1/23 Pool # G13342	25,111	26,540
3%, 12/1/26 Pool # J17506	155,889	161,693
3%, 1/1/27 Pool # G18420	81,242	84,252
8%, 6/1/30 Pool # C01005	2,011	2,476
7%, 3/1/31 Pool # C48133	7,467	7,556
6.5%, 1/1/32 Pool # C62333	34,661	38,942
5%, 7/1/33 Pool # A11325	447,843	491,378
4.5%, 6/1/34 Pool # C01856	1,404,228	1,502,957
6%, 10/1/34 Pool # A28439	55,885	60,984
6%, 10/1/34 Pool # A28598	20,394	22,255
5%, 4/1/35 Pool # A32315	57,115	62,860
5%, 4/1/35 Pool # A32316	65,101	71,636
6.5%, 11/1/36 Pool # C02660	31,084	35,113
5.5%, 11/1/37 Pool # A68787	433,960	470,217
5%, 9/1/38 Pool # G04815	25,760	27,730
5%, 10/1/39 Pool # A89335	1,865,021	2,027,241
	Par Value	Value (Note 2)
4%, 10/1/41 Pool # Q04092	$2,030,988	$ 2,135,061
3%, 9/1/42 Pool # C04233	1,027,480	1,010,281
3%, 2/1/43 Pool # Q15767	191,974	188,769
3%, 4/1/43 Pool # V80025	730,559	718,330
3%, 4/1/43 Pool # V80026	732,703	720,438
		10,019,328
Ginnie Mae - 0.1%
8%, 10/20/15 Pool # 2995	3,590	3,644
6.5%, 2/20/29 Pool # 2714	20,897	23,656
6.5%, 4/20/31 Pool # 3068	10,832	12,291
4%, 4/15/39 Pool # 698089	119,325	127,063
		166,654

Total Mortgage Backed Securities (Cost $26,540,016)		27,318,613
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 50.2%
Federal Farm Credit Bank - 0.4%
5.875%, 10/3/16	500,000	573,813
Freddie Mac - 0.6%
4.500%, 1/15/14	400,000	403,591
5.000%, 2/16/17	450,000	511,332
		914,923
U.S. Treasury Bonds - 6.6%
6.625%, 2/15/27	2,000,000	2,817,812
5.375%, 2/15/31	1,250,000	1,606,836
4.500%, 5/15/38	4,750,000	5,538,947
3.750%, 8/15/41	250,000	256,953
		10,220,548
U.S. Treasury Notes - 42.6%
4.000%, 2/15/14	3,300,000	3,336,996
4.250%, 8/15/14	8,360,000	8,630,722
2.375%, 9/30/14	2,000,000	2,040,704
2.250%, 1/31/15	7,000,000	7,180,194
2.500%, 3/31/15	265,000	273,499
4.250%, 8/15/15	5,500,000	5,889,939
0.375%, 1/15/16	450,000	450,140
1.500%, 6/30/16	1,500,000	1,540,313
2.750%, 11/30/16	5,000,000	5,320,310
3.125%, 1/31/17	3,800,000	4,094,500
	Par Value	Value (Note 2)
2.375%, 7/31/17	$2,200,000	$ 2,319,454
4.250%, 11/15/17	3,550,000	4,008,170
3.875%, 5/15/18	2,750,000	3,081,504
2.750%, 2/15/19	6,200,000	6,622,375
3.625%, 8/15/19	2,750,000	3,064,531
2.625%, 11/15/20	3,350,000	3,503,105
3.125%, 5/15/21	2,500,000	2,686,915
1.625%, 11/15/22	1,500,000	1,400,391
		65,443,762
Total U.S. Government and Agency Obligations (Cost $72,921,239)		77,153,046
	Shares
SHORT-TERM INVESTMENTS - 1.3%
State Street Institutional U.S. Government Money Market Fund	2,044,646	2,044,646
Total Short-Term Investments (Cost $2,044,646)		2,044,646
TOTAL INVESTMENTS - 100.0% (Cost $146,617,034**)		153,747,907
NET OTHER ASSETS AND LIABILITIES - 0.0%		46,192
TOTAL NET ASSETS - 100.0%		$153,794,099

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $146,623,096.
(A)	Stepped rate security. Rate shown is as of October 31, 2013.
(B)
Security sold within terms of a private placement memorandum exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors.”

(C)	Illiquid security (See Note 2).
(D)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 1.5% of total net assets.
(E)	In default. Issuer is bankrupt.
(F)	Security purchased on a delayed delivery or when-issued basis. Rate shown is at issue date.
BAM	Build America Mutual Assurance Co.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Corporate Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - 98.3%
Consumer Discretionary - 10.1%
Comcast Corp., 6.45%, 3/15/37	$420,000	$ 510,863
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc., 5%, 3/1/21	300,000	314,527
Discovery Communications LLC, 3.25%, 4/1/23	100,000	95,428
McDonald’s Corp., 5.8%, 10/15/17	20,000	23,348
Nissan Motor Acceptance Corp. (A) (B), 2.65%, 9/26/18	50,000	50,478
Target Corp., 5.875%, 7/15/16	20,000	22,737
Target Corp., 5.375%, 5/1/17	400,000	455,849
Time Warner Cable Inc., 4%, 9/1/21	150,000	140,904
Time Warner Inc., 6.25%, 3/29/41	250,000	281,118
Viacom Inc., 3.25%, 3/15/23	100,000	94,689
		1,989,941
Consumer Staples - 13.1%
CVS Caremark Corp., 5.75%, 6/1/17	195,000	223,565
General Mills Inc., 5.65%, 2/15/19	380,000	443,099
Kellogg Co., 1.875%, 11/17/16	400,000	409,389
Kimberly-Clark Corp., 6.125%, 8/1/17	10,000	11,699
Mondelez International Inc., 6.5%, 8/11/17	20,000	23,335
Mondelez International Inc., 5.375%, 2/10/20	400,000	454,028
Sysco Corp., 0.55%, 6/12/15	200,000	200,424
Sysco Corp., 5.25%, 2/12/18	25,000	28,483
Wal-Mart Stores Inc., 3.25%, 10/25/20	420,000	436,677
Walgreen Co., 5.25%, 1/15/19	320,000	362,590
		2,593,289
Energy - 12.5%
BP Capital Markets PLC (C), 3.875%, 3/10/15	13,000	13,576
Chevron Corp., 3.191%, 6/24/23	200,000	197,991
ConocoPhillips, 4.6%, 1/15/15	420,000	440,235
Devon Energy Corp., 5.625%, 1/15/14	15,000	15,155
Devon Energy Corp., 5.6%, 7/15/41	100,000	105,535
Energy Transfer Partners L.P., 4.15%, 10/1/20	50,000	51,895
Enterprise Products Operating LLC, 4.45%, 2/15/43	200,000	181,282
Kinder Morgan Energy Partners L.P., 2.65%, 2/1/19	50,000	50,167
Marathon Oil Corp., 6%, 10/1/17	400,000	460,287
Marathon Petroleum Corp., 5.125%, 3/1/21	250,000	274,111
Occidental Petroleum Corp., 1.5%, 2/15/18	200,000	198,674
Valero Energy Corp., 6.625%, 6/15/37	410,000	470,763
		2,459,671
Financials - 28.9%
Banks - 12.5%
Bank of America Corp., 3.3%, 1/11/23	200,000	191,951
Bank of New York Mellon Corp./The, 4.3%, 5/15/14	325,000	331,836
Goldman Sachs Group Inc./The, 3.625%, 1/22/23	200,000	195,113
JPMorgan Chase & Co., 4.75%, 3/1/15	20,000	21,035
JPMorgan Chase & Co., 4.25%, 10/15/20	400,000	426,647
	Par Value	Value (Note 2)
KeyCorp, 5.1%, 3/24/21	$250,000	$ 277,315
PNC Funding Corp., 3.3%, 3/8/22	100,000	98,751
US Bancorp, 4.2%, 5/15/14	25,000	25,525
US Bancorp, 2.2%, 11/15/16	400,000	413,572
Wells Fargo & Co., 5.625%, 12/11/17	410,000	474,153
Wells Fargo & Co., 4.6%, 4/1/21	15,000	16,527

		2,472,425
Diversified Financial Services - 8.0%
American Express Co., 6.15%, 8/28/17	400,000	466,949
Caterpillar Financial Services Corp., Series G, 2.45%, 9/6/18	200,000	205,328
General Electric Capital Corp., 6.75%, 3/15/32	425,000	520,262
National Rural Utilities Cooperative Finance Corp., 4.75%, 3/1/14	375,000	380,312
		1,572,851
Insurance - 4.8%
Allstate Corp./The, 5%, 8/15/14	300,000	310,610
Berkshire Hathaway Finance Corp., 4.85%, 1/15/15	20,000	21,050
Berkshire Hathaway Finance Corp., 5.4%, 5/15/18	400,000	463,079
Liberty Mutual Group Inc. (A) (B), 4.25%, 6/15/23	100,000	100,049
Marsh & McLennan Cos. Inc., 2.55%, 10/15/18	50,000	50,754
		945,542
Real Estate - 3.6%
HCP Inc., 2.625%, 2/1/20	250,000	241,738
Health Care REIT Inc., 4.5%, 1/15/24	50,000	50,616
Simon Property Group L.P., 4.125%, 12/1/21	400,000	423,065
		715,419
		5,706,237
Health Care - 6.8%
AbbVie Inc., 2%, 11/6/18	400,000	398,846
Baxter International Inc., 3.2%, 6/15/23	100,000	98,423
Laboratory Corp. of America Holdings (D), 2.5%, 11/1/18	100,000	100,089
Merck & Co. Inc., 3.875%, 1/15/21	400,000	426,667
Pfizer Inc., 5.35%, 3/15/15	25,000	26,626
Stryker Corp., 1.3%, 4/1/18	100,000	98,977
UnitedHealth Group Inc., 2.875%, 3/15/23	200,000	189,732
		1,339,360
Industrials - 3.8%
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	200,000	185,579
Caterpillar Inc., 5.2%, 5/27/41	20,000	21,483
CSX Corp., 6.15%, 5/1/37	20,000	22,987
Norfolk Southern Corp., 3.25%, 12/1/21	400,000	398,774
Northrop Grumman Corp., 1.75%, 6/1/18	100,000	98,520
United Parcel Service Inc., 5.5%, 1/15/18	20,000	23,028
		750,371
Information Technology - 15.4%
Apple Inc., 2.4%, 5/3/23	200,000	182,765
Broadridge Financial Solutions Inc., 3.95%, 9/1/20	50,000	51,220
	Par Value	Value (Note 2)
Cisco Systems Inc., 5.5%, 2/22/16	$425,000	$ 471,442
eBay Inc., 1.35%, 7/15/17	200,000	199,705
EMC Corp., 2.65%, 6/1/20	150,000	149,969
Hewlett-Packard Co., 4.75%, 6/2/14	400,000	408,980
Hewlett-Packard Co., 3.75%, 12/1/20	25,000	24,810
Intel Corp., 1.95%, 10/1/16	200,000	206,322
Intel Corp., 3.3%, 10/1/21	20,000	20,176
International Business Machines Corp., 1.95%, 7/22/16	400,000	412,801
Intuit Inc., 5.75%, 3/15/17	200,000	223,627
Oracle Corp., 5.75%, 4/15/18	420,000	491,120
Texas Instruments Inc., 1.375%, 5/15/14	200,000	201,115
		3,044,052
Materials - 4.1%
Ball Corp., 4%, 11/15/23	50,000	46,063
Dow Chemical Co./The, 4.125%, 11/15/21	400,000	413,506
EI du Pont de Nemours & Co., 3.25%, 1/15/15	300,000	310,004
Rio Tinto Finance USA PLC (C), 2.25%, 12/14/18	50,000	50,166

		819,739
Telecommunication Services - 1.7%
AT&T Inc., 2.625%, 12/1/22	200,000	179,482
Rogers Communications Inc. (C), 4.1%, 10/1/23	100,000	102,594
Verizon Communications Inc., 5.15%, 9/15/23	50,000	54,249
		336,325
Utilities - 1.9%
Dominion Resources Inc., 2.75%, 9/15/22	400,000	376,039
Total Corporate Notes and Bonds (Cost $19,208,839)		19,415,024
	Shares
SHORT-TERM INVESTMENTS - 0.9%
State Street Institutional U.S. Government Money Market Fund	174,291	174,291
Total Short-Term Investments (Cost $174,291)		174,291
TOTAL INVESTMENTS - 99.2% (Cost $19,383,130**)		19,589,315
NET OTHER ASSETS AND LIABILITIES - 0.8%		153,426
TOTAL NET ASSETS - 100.0%		$19,742,741

**	Aggregate cost for Federal tax purposes was $19,383,130.
(A)
Security sold within terms of a private placement memorandum exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors.”

(B)	Illiquid security (See Note 2).
(C)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.8% of total net assets.
(D)	Security purchased on a delayed delivery or when-issued basis. Rate shown is at issue date.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
High Income Fund Portfolio of Investments

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - 96.0%
Consumer Discretionary - 30.6%
Auto Components - 3.0%
Allison Transmission Inc. (A), 7.125%, 5/15/19	$100,000	$ 107,750
Dana Holding Corp., 6.5%, 2/15/19	350,000	374,500
Goodyear Tire & Rubber Co./The, 6.5%, 3/1/21	500,000	528,750
Lear Corp., 8.125%, 3/15/20	400,000	446,000
		1,457,000
Automobiles - 1.8%
Cooper Standard Automotive Inc., 8.5%, 5/1/18	800,000	860,000
Hotels, Restaurants & Leisure - 4.9%
Boyd Gaming Corp., 9.125%, 12/1/18	200,000	217,500
Felcor Lodging L.P., 6.75%, 6/1/19	550,000	585,750
GLP Capital L.P. / GLP Financing II Inc. (A), 4.875%, 11/1/20	500,000	503,750
Peninsula Gaming LLC / Peninsula Gaming Corp. (A), 8.375%, 2/15/18	200,000	218,000
Pinnacle Entertainment Inc., 8.75%, 5/15/20	200,000	221,000
Scientific Games International Inc., 9.25%, 6/15/19	250,000	269,687
Scientific Games International Inc., 6.25%, 9/1/20	350,000	359,625
		2,375,312
Media - 15.2%
AMC Networks Inc., 7.75%, 7/15/21	300,000	337,500
Cablevision Systems Corp., 7.75%, 4/15/18	250,000	283,750
Cablevision Systems Corp., 5.875%, 9/15/22	100,000	100,125
CCO Holdings LLC / CCO Holdings Capital Corp., 6.5%, 4/30/21	750,000	780,000
Cequel Communications Holdings I LLC / Cequel Capital Corp. (A), 6.375%, 9/15/20	200,000	207,500
Cumulus Media Holdings Inc., 7.75%, 5/1/19	500,000	527,500
DISH DBS Corp., 6.75%, 6/1/21	250,000	270,625
Hughes Satellite Systems Corp., 6.5%, 6/15/19	250,000	268,125
Hughes Satellite Systems Corp., 7.625%, 6/15/21	250,000	273,750
Inmarsat Finance PLC (A) (B), 7.375%, 12/1/17	300,000	312,000
Intelsat Jackson Holdings S.A. (B), 7.25%, 10/15/20	825,000	895,125
Mediacom LLC / Mediacom Capital Corp., 9.125%, 8/15/19	450,000	490,500
Mediacom LLC / Mediacom Capital Corp., 7.25%, 2/15/22	100,000	105,500
Quebecor Media Inc. (B), 7.75%, 3/15/16	136,000	138,380
Sinclair Television Group Inc. (A), 6.375%, 11/1/21	500,000	515,000
Sirius XM Radio Inc. (A), 5.875%, 10/1/20	250,000	258,750
Univision Communications Inc. (A), 6.75%, 9/15/22	550,000	599,500
UPCB Finance V Ltd. (A) (B), 7.25%, 11/15/21	350,000	384,125
UPCB Finance V Ltd. (A) (B), 6.875%, 1/15/22	250,000	269,375
ViaSat Inc., 6.875%, 6/15/20	370,000	386,650
		7,403,780
Specialty Retail - 5.1%
Chinos Intermediate Holdings A Inc., PIK (A) (C), 7.75%, 5/1/19	400,000	402,500
	Par Value	Value (Note 2)
Jo-Ann Stores Inc. (A), 8.125%, 3/15/19	$750,000	$ 772,500
Michaels FinCo Holdings LLC / Michaels FinCo Inc., PIK (A), 7.5%, 8/1/18	300,000	309,750
Penske Automotive Group Inc., 5.75%, 10/1/22	500,000	498,750
Sally Holdings LLC / Sally Capital Inc., 5.75%, 6/1/22	500,000	518,750
		2,502,250
Textiles, Apparel & Luxury Goods - 0.6%
Hanesbrands Inc., 6.375%, 12/15/20	250,000	271,250
		14,869,592

Consumer Staples - 4.2%
Central Garden and Pet Co., 8.25%, 3/1/18	350,000	352,625
Del Monte Corp., 7.625%, 2/15/19	250,000	260,313
Dole Food Co. Inc. (A) (C), 7.25%, 5/1/19	500,000	503,125
Hawk Acquisition Sub Inc. (A), 4.25%, 10/15/20	250,000	241,875
Stater Brothers Holdings Inc., 7.75%, 4/15/15	250,000	250,940
US Foods Inc., 8.5%, 6/30/19	400,000	429,000
		2,037,878
Energy - 17.4%
AmeriGas Finance LLC / AmeriGas Finance Corp., 7%, 5/20/22	400,000	432,000
AmeriGas Partners L.P. / AmeriGas Finance Corp., 6.25%, 8/20/19	500,000	535,000
Bill Barrett Corp., 7.625%, 10/1/19	500,000	527,500
Chaparral Energy Inc., 8.25%, 9/1/21	500,000	547,500
Chesapeake Energy Corp., 6.875%, 11/15/20	300,000	339,000
Continental Resources Inc., 8.25%, 10/1/19	250,000	275,000
Ferrellgas L.P. / Ferrellgas Finance Corp., 9.125%, 10/1/17	500,000	525,500
Ferrellgas L.P. / Ferrellgas Finance Corp. (A) (C), 6.75%, 1/15/22	400,000	408,500
Key Energy Services Inc., 6.75%, 3/1/21	300,000	305,250
Lightstream Resources Ltd. (A) (B), 8.625%, 2/1/20	300,000	300,750
Linn Energy LLC / Linn Energy Finance Corp., 6.5%, 5/15/19	100,000	99,750
Linn Energy LLC / Linn Energy Finance Corp., 7.75%, 2/1/21	500,000	516,250
MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 6.75%, 11/1/20	500,000	547,500
Oasis Petroleum Inc., 6.875%, 1/15/23	500,000	542,500
Penn Virginia Resource Partners L.P. / Penn Virginia Resource Finance Corp., 8.25%, 4/15/18	500,000	531,250
Precision Drilling Corp. (B), 6.5%, 12/15/21	750,000	798,750
QEP Resources Inc., 5.375%, 10/1/22	250,000	244,375
QEP Resources Inc., 5.25%, 5/1/23	250,000	240,625
Suburban Propane Partners L.P. / Suburban Energy Finance Corp., 7.5%, 10/1/18	211,000	226,561
Suburban Propane Partners L.P. / Suburban Energy Finance Corp., 7.375%, 8/1/21	227,000	244,593
Unit Corp., 6.625%, 5/15/21	250,000	261,250
		8,449,404
Financials - 2.2%
CIT Group Inc., 5%, 5/15/17	50,000	53,750
MPT Operating Partnership L.P. / MPT Finance Corp., 6.875%, 5/1/21	350,000	376,250
Omega Healthcare Investors Inc., 5.875%, 3/15/24	250,000	256,250
Springleaf Finance Corp., MTN, 6.9%, 12/15/17	350,000	378,875
		1,065,125
	Par Value	Value (Note 2)
Health Care - 9.5%
Air Medical Group Holdings Inc., 9.25%, 11/1/18	$300,000	$ 324,000
Biomet Inc., 6.5%, 10/1/20	500,000	520,000
DaVita HealthCare Partners Inc., 6.625%, 11/1/20	250,000	266,563
DaVita HealthCare Partners Inc., 5.75%, 8/15/22	250,000	256,563
Endo Health Solutions Inc., 7%, 12/15/20	500,000	533,125
Fresenius Medical Care US Finance II Inc. (A), 5.625%, 7/31/19	300,000	321,000
Hologic Inc., 6.25%, 8/1/20	300,000	318,750
Multiplan Inc. (A), 9.875%, 9/1/18	250,000	276,250
Tenet Healthcare Corp., 8%, 8/1/20	850,000	925,437
Valeant Pharmaceuticals International (A), 6.875%, 12/1/18	500,000	534,375
Valeant Pharmaceuticals International (A), 7.5%, 7/15/21	300,000	333,000
		4,609,063
Industrials - 9.7%
Ashtead Capital Inc. (A), 6.5%, 7/15/22	500,000	536,250
Belden Inc. (A), 5.5%, 9/1/22	500,000	500,000
Bombardier Inc. (A) (B), 6.125%, 1/15/23	350,000	354,375
Clean Harbors Inc., 5.125%, 6/1/21	150,000	152,063
FTI Consulting Inc., 6%, 11/15/22	500,000	510,000
Griffon Corp., 7.125%, 4/1/18	500,000	534,375

HD Supply Inc. (A), 7.5%, 7/15/20	500,000	527,500
Hertz Corp./The, 6.75%, 4/15/19	250,000	269,687
Moog Inc., 7.25%, 6/15/18	500,000	518,750
Nortek Inc., 8.5%, 4/15/21	250,000	274,062
Tomkins LLC/Tomkins Inc., 9%, 10/1/18	18,000	19,710
United Rentals North America Inc., 8.25%, 2/1/21	150,000	169,875
United Rentals North America Inc., 7.625%, 4/15/22	300,000	336,000
		4,702,647
Information Technology - 8.1%
Alliance Data Systems Corp. (A), 5.25%, 12/1/17	100,000	103,125
Alliance Data Systems Corp. (A), 6.375%, 4/1/20	700,000	729,750
CommScope Holding Co. Inc., PIK (A), 6.625%, 6/1/20	250,000	255,625
CommScope Inc. (A), 8.25%, 1/15/19	500,000	548,750
Level 3 Financing Inc., 8.125%, 7/1/19	200,000	220,500
Level 3 Financing Inc., 8.625%, 7/15/20	350,000	396,375
Sensata Technologies BV (A) (B), 6.5%, 5/15/19	200,000	216,000
SunGard Data Systems Inc., 7.375%, 11/15/18	500,000	530,000
Syniverse Holdings Inc., 9.125%, 1/15/19	400,000	433,000
T-Mobile USA Inc., 6.633%, 4/28/21	500,000	528,750
		3,961,875
Materials - 5.1%
FMG Resources August 2006 Pty Ltd. (A) (B), 7%, 11/1/15	100,000	103,750
FMG Resources August 2006 Pty Ltd. (A) (B), 6.875%, 4/1/22	300,000	318,750
Greif Inc., 6.75%, 2/1/17	250,000	276,875
Huntsman International LLC, 4.875%, 11/15/20	400,000	398,000
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC, 8.5%, 5/15/18	550,000	583,000
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC, 9%, 4/15/19	250,000	267,500
Tronox Finance LLC, 6.375%, 8/15/20	500,000	510,000
		2,457,875

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
High Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - continued
Telecommunication Services - 7.1%
CenturyLink Inc., 5.8%, 3/15/22	$500,000	$ 495,000
Crown Castle International Corp., 7.125%, 11/1/19	150,000	162,000
Frontier Communications Corp., 8.25%, 5/1/14	8,000	8,250
Qwest Communications International Inc., 7.125%, 4/1/18	500,000	518,750
SBA Communications Corp., 5.625%, 10/1/19	500,000	513,750
SBA Telecommunications Inc., 5.75%, 7/15/20	300,000	312,000
Sprint Communications Inc. (A), 7%, 3/1/20	200,000	222,000
Sprint Communications Inc., 7%, 8/15/20	600,000	643,500
Windstream Corp., 7.875%, 11/1/17	400,000	457,500
Windstream Corp., 6.375%, 8/1/23	100,000	97,000
		3,429,750
	Par Value	Value (Note 2)
Utilities - 2.1%
GenOn Energy Inc., 7.875%, 6/15/17	$200,000	$ 221,000
NRG Energy Inc., 8.25%, 9/1/20	725,000	808,375
		1,029,375
Total Corporate Notes and Bonds (Cost $44,503,789)		46,612,584
	Shares
SHORT-TERM INVESTMENTS - 5.4%
State Street Institutional U.S. Government Money Market Fund (D)	2,614,069	2,614,069
Total Short-Term Investments ( Cost $2,614,069 )		2,614,069
TOTAL INVESTMENTS - 101.4% (Cost $47,117,858**)		49,226,653
NET OTHER ASSETS AND LIABILITIES - (1.4%)		(681,673)
TOTAL NET ASSETS - 100.0%		$ 48,544,980

**	Aggregate cost for Federal tax purposes was $47,117,858.
(A)
Security sold within terms of a private placement memorandum exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors.”

(B)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 8.4% of total net assets.
(C)	Security purchased on a delayed delivery or when-issued basis. Rate shown is at issue date.
(D)	Security segregated for when-issued purchase commitments outstanding as of October 31, 2013.
PIK	Payment in Kind. Pays interest in additional bonds rather than in cash.
PLC	Public Limited Company.
Diversified Income Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 56.5%
Consumer Discretionary - 5.7%
McDonald’s Corp.	19,000	$ 1,833,880
Omnicom Group Inc.	18,500	1,260,035
Target Corp.	20,000	1,295,800
Time Warner Inc.	23,500	1,615,390
Viacom Inc., Class B	15,000	1,249,350
		7,254,455
Consumer Staples - 7.7%
Coca-Cola Co./The	26,000	1,028,820
Diageo PLC, ADR	7,300	931,407

Nestle S.A., ADR	17,700	1,281,657
PepsiCo Inc.	20,000	1,681,800
Philip Morris International Inc.	17,500	1,559,600
Procter & Gamble Co./The	20,300	1,639,225
Sysco Corp.	24,000	776,160
Wal-Mart Stores Inc.	10,500	805,875
		9,704,544
Energy - 7.3%
Chevron Corp.	25,500	3,058,980
ConocoPhillips	23,500	1,722,550
Ensco PLC, Class A	14,000	807,100
Exxon Mobil Corp.	28,500	2,554,170
Occidental Petroleum Corp.	12,000	1,152,960
		9,295,760
Financials - 9.7%
Bank of New York Mellon Corp./The	30,200	960,360
BB&T Corp.	33,500	1,137,995
M&T Bank Corp.	9,200	1,035,276
Northern Trust Corp.	16,000	902,720
PartnerRe Ltd.	14,000	1,402,940
Travelers Cos. Inc./The	34,000	2,934,200
US Bancorp	51,500	1,924,040
Wells Fargo & Co.	46,000	1,963,740
		12,261,271
Health Care - 9.2%
Baxter International Inc.	11,500	757,505
Becton, Dickinson and Co.	9,000	946,170
Johnson & Johnson	27,500	2,546,775
Medtronic Inc.	26,600	1,526,840
	Shares	Value (Note 2)
Merck & Co. Inc.	48,500	$ 2,186,865
Novartis AG, ADR	10,500	814,275
Pfizer Inc.	93,000	2,853,240
		11,631,670
Industrials - 8.1%
3M Co.	17,000	2,139,450
Boeing Co./The	10,700	1,396,350
Emerson Electric Co.	12,000	803,640
General Dynamics Corp.	10,000	866,300
United Parcel Service Inc., Class B	21,500	2,112,160
United Technologies Corp.	19,500	2,071,875
Waste Management Inc.	19,500	849,030
		10,238,805
Information Technology - 7.5%
Accenture PLC, Class A	21,500	1,580,250
Automatic Data Processing Inc.	16,500	1,237,005
Intel Corp.	32,500	793,975
Linear Technology Corp.	25,000	1,028,500
Microchip Technology Inc.	21,000	902,160
Microsoft Corp.	31,000	1,095,850
Oracle Corp.	23,000	770,500
QUALCOMM Inc.	30,000	2,084,100
		9,492,340
Telecommunication Service - 1.3%
AT&T Inc.	45,092	1,632,330
Total Common Stocks (Cost $52,201,058)		71,511,175
	Par Value
ASSET BACKED SECURITIES - 0.1%

ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (A), 8.441%, 9/21/30	$ 98,971	100,225
Total Asset Backed Securities (Cost $101,662)		100,225
CORPORATE NOTES AND BONDS - 15.1%
Consumer Discretionary - 1.9%
American Association of Retired Persons (B) (C), 7.5%, 5/1/31	750,000	961,113
DR Horton Inc., 5.25%, 2/15/15	130,000	135,687
	Par Value	Value (Note 2)
ERAC USA Finance LLC (B) (C), 6.7%, 6/1/34	$325,000	$ 372,831
Royal Caribbean Cruises Ltd. (D), 7.25%, 6/15/16	400,000	451,000
Time Warner Inc., 4.75%, 3/29/21	400,000	433,876
		2,354,507
Consumer Staples - 0.8%
CVS Caremark Corp., 5.75%, 6/1/17	400,000	458,594
Mondelez International Inc., 6.5%, 11/1/31	475,000	557,870
		1,016,464
Energy - 1.7%
Energy Transfer Partners L.P., 4.15%, 10/1/20	200,000	207,579
Enterprise Products Operating LLC, 5.2%, 9/1/20	450,000	506,413
Hess Corp., 7.875%, 10/1/29	150,000	192,738
Marathon Oil Corp., 6%, 10/1/17	300,000	345,215
Transocean Inc. (D), 7.5%, 4/15/31	400,000	451,890
Valero Energy Corp., 6.125%, 6/15/17	450,000	515,007
		2,218,842
Financials - 1.3%
American Express Credit Corp., 2.375%, 3/24/17	90,000	93,465
HCP Inc., 6.7%, 1/30/18	335,000	392,810
Health Care REIT Inc., 4.5%, 1/15/24	200,000	202,463
Lehman Brothers Holdings Inc. * (E), 5.75%, 1/3/17	410,000	41
Simon Property Group L.P., 5.875%, 3/1/17	390,000	441,409
US Bank NA, 6.3%, 2/4/14	500,000	507,367
		1,637,555
Health Care - 2.6%
AbbVie Inc., 2%, 11/6/18	300,000	299,135
Amgen Inc., 5.85%, 6/1/17	1,050,000	1,201,533
Baxter International Inc., 3.2%, 6/15/23	400,000	393,694
Eli Lilly & Co., 6.57%, 1/1/16	300,000	337,701
Genentech Inc., 5.25%, 7/15/35	195,000	213,789
Merck Sharp & Dohme Corp., 5.75%, 11/15/36	220,000	255,827
UnitedHealth Group Inc., 2.875%, 3/15/23	400,000	379,464
Wyeth LLC, 6.5%, 2/1/34	150,000	186,892
		3,268,035

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - continued
Industrials - 1.7%
Boeing Co./The, 8.625%, 11/15/31	$150,000	$ 213,733
Burlington Northern Santa Fe LLC, 8.125%, 4/15/20	175,000	222,101
Caterpillar Inc., 3.9%, 5/27/21	450,000	475,857
Danaher Corp., 3.9%, 6/23/21	450,000	478,691
Norfolk Southern Corp., 5.59%, 5/17/25	239,000	271,620
Norfolk Southern Corp., 7.05%, 5/1/37	260,000	328,690
Waste Management Inc., 7.125%, 12/15/17	150,000	176,227
		2,166,919
Information Technology - 1.5%
Apple Inc., 2.4%, 5/3/23	450,000	411,220
Broadridge Financial Solutions Inc., 3.95%, 9/1/20	450,000	460,982
Cisco Systems Inc., 5.5%, 2/22/16	240,000	266,226
EMC Corp., 2.65%, 6/1/20	400,000	399,917
International Business Machines Corp., 1.875%, 8/1/22	400,000	360,058
		1,898,403
Materials - 0.4%
Ball Corp., 4%, 11/15/23	100,000	92,125
Rio Tinto Finance USA PLC (D), 2.25%, 12/14/18	150,000	150,497
Westvaco Corp., 8.2%, 1/15/30	175,000	210,097
		452,719
Telecommunication Services - 0.8%
Comcast Cable Communications Holdings Inc., 9.455%, 11/15/22	415,000	589,269
Verizon Communications Inc., 5.15%, 9/15/23	400,000	433,995
		1,023,264
Utilities - 2.4%
Interstate Power & Light Co., 6.25%, 7/15/39	175,000	211,744
Nevada Power Co., Series R, 6.75%, 7/1/37	400,000	510,474
Sierra Pacific Power Co., Series M, 6%, 5/15/16	126,000	141,632
Southwestern Electric Power Co., Series E, 5.55%, 1/15/17	500,000	549,091
Westar Energy Inc., 6%, 7/1/14	600,000	621,546
Wisconsin Electric Power Co., 6.5%, 6/1/28	750,000	954,239
		2,988,726
Total Corporate Notes and Bonds (Cost $18,094,164)		19,025,434
LONG TERM MUNICIPAL BOND - 0.3%
Jacksonville FL Sales Tax Revenue, 5%, 10/1/29	300,000	314,259
Total Long Term Municipal Bonds (Cost $310,004)		314,259
	Par Value	Value (Note 2)
MORTGAGE BACKED SECURITIES - 6.6%
Fannie Mae - 4.3%
4%, 4/1/15 Pool # 255719	$ 19,325	$ 20,485
5.5%, 4/1/16 Pool # 745444	42,455	44,732
6%, 5/1/16 Pool # 582558	7,213	7,480
5%, 12/1/17 Pool # 672243	115,052	122,054
5%, 5/1/20 Pool # 813965	124,172	133,035
4.5%, 9/1/20 Pool # 835465	150,343	159,942
6%, 5/1/21 Pool # 253847	23,561	25,904
7%, 12/1/29 Pool # 762813	12,022	13,462
7%, 11/1/31 Pool # 607515	17,941	20,608
3.5%, 12/1/31 Pool # MA0919	756,781	787,516
7%, 5/1/32 Pool # 644591	7,967	9,077
5.5%, 10/1/33 Pool # 254904	136,161	148,753

5%, 6/1/34 Pool # 255230	105,037	114,155
7%, 7/1/34 Pool # 792636	5,403	5,683
5.5%, 8/1/34 Pool # 793647	49,733	54,397
5.5%, 3/1/35 Pool # 815976	254,186	278,105
5.5%, 3/1/35 Pool # 810075	78,904	86,095
5%, 8/1/35 Pool # 829670	108,700	118,095
5%, 9/1/35 Pool # 820347	140,612	155,481
5%, 9/1/35 Pool # 835699	132,304	143,811
5%, 10/1/35 Pool # 797669	170,026	187,107
5%, 11/1/35 Pool # 844809	62,452	67,807
5%, 12/1/35 Pool # 850561	69,632	75,612
5.5%, 9/1/36 Pool # 831820	252,654	280,999
6%, 9/1/36 Pool # 831741	156,316	170,796
5.5%, 10/1/36 Pool # 896340	19,262	20,978
5.5%, 10/1/36 Pool # 901723	108,188	117,902
5.5%, 12/1/36 Pool # 902853	229,734	252,135
5.5%, 12/1/36 Pool # 903059	206,450	225,983
3.5%, 8/1/42 Pool # AO8100	371,558	381,433
3%, 2/1/43 Pool # AB8486	483,928	478,194
3%, 2/1/43 Pool # AB8563	288,103	284,719
3%, 3/1/43 Pool # AB8818	487,144	481,423
		5,473,958
Freddie Mac - 2.3%
8%, 6/1/30 Pool # C01005	3,721	4,581
6.5%, 1/1/32 Pool # C62333	51,992	58,414
5%, 7/1/33 Pool # A11325	319,888	350,984
6%, 10/1/34 Pool # A28598	11,986	13,079
6%, 10/1/34 Pool # A28439	32,845	35,841
5%, 4/1/35 Pool # A32316	36,850	40,548
5%, 4/1/35 Pool # A32315	37,696	41,488
4%, 10/1/41 Pool # Q04092	480,052	504,651
3%, 8/1/42 Pool # G08502	431,529	424,306
3%, 9/1/42 Pool # C04233	425,629	418,504
3%, 4/1/43 Pool # V80025	487,040	478,887
3%, 4/1/43 Pool # V80026	488,468	480,292
		2,851,575
Ginnie Mae - 0.0%
8%, 10/20/15 Pool # 2995	2,348	2,384
6.5%, 2/20/29 Pool # 2714	29,255	33,119
6.5%, 4/20/31 Pool # 3068	18,053	20,484
		55,987
Total Mortgage Backed Securities (Cost $8,228,480)		8,381,520
	Par Value	Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 16.8%
U.S. Treasury Bonds - 1.3%
6.625%, 2/15/27	$860,000	$ 1,211,659
3.000%, 5/15/42	500,000	443,281
		1,654,940
U.S. Treasury Notes - 15.5%
4.000%, 2/15/14	1,150,000	1,162,893
4.250%, 8/15/14	1,575,000	1,626,003
0.500%, 10/15/14	2,500,000	2,508,595
4.250%, 11/15/14	2,000,000	2,084,844
2.500%, 3/31/15	1,190,000	1,228,163
2.500%, 4/30/15	1,000,000	1,033,984
4.250%, 8/15/15	500,000	535,449
3.125%, 1/31/17	1,750,000	1,885,625
2.375%, 7/31/17	700,000	738,008

4.250%, 11/15/17	2,100,000	2,371,030
3.125%, 5/15/19	1,000,000	1,087,891
3.375%, 11/15/19	500,000	550,821
2.625%, 11/15/20	1,250,000	1,307,129
1.750%, 5/15/22	1,600,000	1,527,750
		19,648,185
Total U.S. Government and Agency Obligations (Cost $21,024,878)		21,303,125
	Shares
SHORT-TERM INVESTMENTS - 4.1%
State Street Institutional U.S. Government Money Market Fund	5,231,121	5,231,121
Total Short-Term Investments ( Cost $5,231,121 )		5,231,121
TOTAL INVESTMENTS - 99.5% (Cost $105,191,367**)		125,866,859
NET OTHER ASSETS AND LIABILITIES - 0.5%		682,875
TOTAL NET ASSETS - 100.0%		$126,549,734

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $105,381,441.
(A)	Stepped rate security. Rate shown is as of October 31, 2013.
(B)
Security sold within terms of a private placement memorandum exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors.”

(C)	Illiquid security (See Note 2).
(D)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 1.1% of total net assets.
(E)	In default. Issuer is bankrupt.
ADR	American Depositary Receipt.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Equity Income Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 81.0%
Consumer Discretionary (A) - 16.6%
Advance Auto Parts Inc.	14,000	$ 1,388,520
Amazon.com Inc. *	2,500	910,075
CBS Corp., Class B	8,000	473,120
DIRECTV *	15,000	937,350
Discovery Communications Inc., Class C *	7,500	620,325
Home Depot Inc./The	9,000	701,010
Lululemon Athletica Inc. *	10,000	690,500
Panera Bread Co., Class A *	5,000	789,600
		6,510,500
Consumer Staples (A) – 4.0%
Costco Wholesale Corp.	6,000	708,000
CVS Caremark Corp.	14,000	871,640
		1,579,640
Energy (A) - 8.2%
Apache Corp.	15,000	1,332,000
Canadian Natural Resources Ltd.	40,000	1,270,000
Petroleo Brasileiro S.A., ADR	35,000	610,050
		3,212,050
Financials (A) - 5.8%
BB&T Corp.	23,000	781,310
Morgan Stanley	25,000	718,250
T. Rowe Price Group Inc.	10,000	774,100
		2,273,660
Health Care - 5.5%
Allergan Inc. (A)	11,000	996,710
Baxter International Inc.	9,000	592,830
Varian Medical Systems Inc. *	8,000	580,640
		2,170,180
Industrials (A) - 6.9%
C.H. Robinson Worldwide Inc.	10,000	597,400
Expeditors International of Washington Inc.	15,000	679,350
Rockwell Collins Inc.	9,000	628,470
United Technologies Corp.	7,500	796,875
		2,702,095
	Shares	Value (Note 2)
Information Technology - 26.4%
Communications Equipment (A) - 2.7%
QUALCOMM Inc.	15,000	$ 1,042,050
Computers & Peripherals (A) - 5.7%
Apple Inc.	3,000	1,567,050
EMC Corp.	28,000	673,960
		2,241,010
Internet Software & Services (A) - 3.4%
eBay Inc. *	25,000	1,317,750
IT Services (A) - 1.9%
Accenture PLC, Class A	10,000	735,000
Semiconductors & Semiconductor Equipment (A) - 7.2%
Altera Corp.	24,000	806,400
Broadcom Corp., Class A	40,000	1,068,800
Linear Technology Corp.	23,000	946,220
		2,821,420

Software - 5.5%
Microsoft Corp. (A)	20,000	707,000
Nuance Communications Inc. *	30,000	466,800
Oracle Corp. (A)	30,000	1,005,000
		2,178,800
Materials (A) - 7.6%
Freeport-McMoRan Copper & Gold Inc.	35,000	1,286,600
Monsanto Co.	7,500	786,600
Mosaic Co./The	20,000	917,000
		2,990,200
Total Common Stocks (Cost $31,957,498)		31,774,355
EXCHANGE TRADED FUNDS (A) - 5.4%
Powershares QQQ Trust Series 1	13,000	1,076,270
SPDR S&P 500 ETF Trust	6,000	1,054,380
		2,130,650
Total Exchange Traded Funds (Cost $2,109,618)		2,130,650
	Par Value	Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 7.6%
U.S. Treasury Bill (B) (C) - 7.6%
0.038%, 2/6/14	$3,000,000	$ 2,999,655
Total U.S. Government and Agency Obligations (Cost $2,999,661)		2,999,655
	Shares
SHORT-TERM INVESTMENTS - 8.7%
State Street Institutional U.S. Government Money Market Fund	3,395,021	3,395,021
Total Short-Term Investments (Cost $3,395,021)		3,395,021
TOTAL INVESTMENTS - 102.7% (Cost $40,461,798**)		40,299,681
NET OTHER ASSETS AND LIABILITIES - 0.1%		46,902
TOTAL CALL & PUT OPTIONS WRITTEN - (2.8%)		(1,107,373)
TOTAL NET ASSETS - 100.0%		$ 39,239,210

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $40,465,115.
(A)	All or a portion of these securities’ positions represent covers (directly or through conversion rights) for outstanding options written.
(B)	Rate noted represents annualized yield at time of purchase.
(C)	All or a portion of these securities are segregated as collateral for put options written. As of October 31, 2013, the total amount segregated was $2,999,655.
ADR	American Depositary Receipt.
ETF	Exchange Traded Fund.
PLC	Public Limited Company.

Call Options Written	Contracts (100 shares per contract)	Expiration	Exercise Price	Value (Note 2)
Accenture PLC, Class A	100	January 2014	$ 75.00	$ 19,000
Advance Auto Parts Inc.	140	December 2013	100.00	37,100
Allergan Inc.	110	January 2014	95.00	16,500
Altera Corp.	100	January 2014	38.00	1,750
Amazon.com Inc.	25	January 2014	315.00	132,688
Apache Corp.	150	January 2014	92.50	27,750
Apple Inc.	23	January 2014	515.00	60,720
Apple Inc.	7	January 2014	550.00	8,715
BB&T Corp.	230	January 2014	35.00	12,075
Broadcom Corp., Class A	200	January 2014	28.00	15,100

Broadcom Corp., Class A	200	February 2014	28.00	22,800
C.H. Robinson Worldwide Inc.	100	December 2013	60.00	21,000
Canadian Natural Resources Ltd.	200	January 2014	33.00	22,000
CBS Corp., Class B	40	January 2014	55.00	21,600
CBS Corp., Class B	40	January 2014	60.00	9,400
Costco Wholesale Corp.	60	January 2014	118.00	18,600
CVS Caremark Corp.	140	January 2014	62.50	28,560
DIRECTV	100	January 2014	62.50	28,050
DIRECTV	50	January 2014	65.00	8,600
Discovery Communications Inc., Class C	75	December 2013	80.00	33,750
eBay Inc.	150	January 2014	52.50	38,325
eBay Inc.	100	January 2014	55.00	14,700
EMC Corp.	180	January 2014	26.00	4,500
Expeditors International of Washington Inc.	150	December 2013	45.00	27,750
Freeport-McMoRan Copper & Gold Inc.	100	December 2013	34.00	32,000
Freeport-McMoRan Copper & Gold Inc.	100	January 2014	35.00	27,250
Call Options Written	Contracts (100 shares per contract)	Expiration	Exercise Price	Value (Note 2)
Freeport-McMoRan Copper & Gold Inc.	150	January 2014	$ 37.00	$ 23,175
Home Depot Inc./The	90	January 2014	75.00	38,925
Linear Technology Corp.	130	January 2014	40.00	26,000
Linear Technology Corp.	100	February 2014	41.00	17,000
Lululemon Athletica Inc.	50	November 2013	75.00	1,175
Lululemon Athletica Inc.	50	January 2014	77.50	9,550
Microsoft Corp.	100	December 2013	34.00	17,300
Microsoft Corp.	100	January 2014	35.00	13,900
Monsanto Co.	75	January 2014	110.00	14,625
Morgan Stanley	125	December 2013	29.00	10,250
Morgan Stanley	125	January 2014	30.00	9,000
Mosaic Co./The	100	January 2014	47.50	17,600
Oracle Corp.	200	January 2014	34.00	20,200
Panera Bread Co., Class A	50	January 2014	170.00	10,625
Petroleo Brasileiro S.A., ADR	200	January 2014	18.00	15,800
Powershares QQQ Trust Series 1	130	January 2014	82.00	32,500
QUALCOMM Inc.	150	January 2014	70.00	34,500
Rockwell Collins Inc.	90	January 2014	70.00	22,050
SPDR S&P 500 ETF Trust	60	January 2014	175.00	25,650
T. Rowe Price Group Inc.	100	January 2014	75.00	40,000
United Technologies Corp.	50	January 2014	110.00	7,575
Total Call Options Written (Premiums received $994,436)				$ 1,097,683
Put Options Written
Monsanto Co.	60	January 2014	97.50	9,690
Total Put Options Written (Premiums received $14,760)				$ 9,690
Total Value of Options Written (Premiums received $1,009,196)				$ 1,107,373

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Dividend Income Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 95.8%
Consumer Discretionary - 9.6%
McDonald’s Corp.	4,800	$ 463,296
Omnicom Group Inc.	4,700	320,117
Target Corp.	5,000	323,950
Time Warner Inc.	5,800	398,692
Viacom Inc., Class B	3,500	291,515
		1,797,570
Consumer Staples - 12.9%
Coca-Cola Co./The	6,200	245,334
Diageo PLC, ADR	2,000	255,180
Nestle S.A., ADR	3,900	282,399
PepsiCo Inc.	5,000	420,450
Philip Morris International Inc.	4,500	401,040
Procter & Gamble Co./The	4,800	387,600
Sysco Corp.	6,200	200,508
Wal-Mart Stores Inc.	2,800	214,900
		2,407,411
Energy - 12.6%
Chevron Corp.	6,400	767,744
ConocoPhillips	6,000	439,800
Ensco PLC, Class A	3,500	201,775
Exxon Mobil Corp.	7,000	627,340
Occidental Petroleum Corp.	3,200	307,456
		2,344,115
	Shares	Value (Note 2)
Financials - 16.3%
Bank of New York Mellon Corp./The	7,300	$ 232,140
BB&T Corp.	8,600	292,142
M&T Bank Corp.	2,400	270,072
Northern Trust Corp.	3,947	222,689
PartnerRe Ltd.	3,600	360,756
Travelers Cos. Inc./The	8,000	690,400
US Bancorp	12,800	478,208
Wells Fargo & Co.	11,600	495,204
		3,041,611
Health Care - 15.5%
Baxter International Inc.	3,000	197,610
Becton, Dickinson and Co.	2,100	220,773
Johnson & Johnson	7,000	648,270
Medtronic Inc.	6,500	373,100
Merck & Co. Inc.	12,000	541,080
Novartis AG, ADR	2,700	209,385
Pfizer Inc.	22,600	693,368
		2,883,586
Industrials - 13.9%
3M Co.	4,400	553,740
Boeing Co./The	2,600	339,300
Emerson Electric Co.	3,200	214,304
General Dynamics Corp.	2,600	225,238
United Parcel Service Inc., Class B	5,400	530,496
United Technologies Corp.	4,900	520,625
Waste Management Inc.	4,900	213,346

		2,597,049
	Shares	Value (Note 2)
Information Technology - 12.9%
Accenture PLC, Class A	5,350	$ 393,225
Automatic Data Processing Inc.	4,000	299,880
Intel Corp.	8,800	214,984
Linear Technology Corp.	6,000	246,840
Microchip Technology Inc.	5,800	249,168
Microsoft Corp.	8,100	286,335
Oracle Corp.	6,300	211,050
QUALCOMM Inc.	7,200	500,184
		2,401,666
Telecommunication Service - 2.1%
AT&T Inc.	11,000	398,200
Total Common Stocks (Cost $13,985,992)		17,871,208
SHORT-TERM INVESTMENTS - 4.0%
State Street Institutional U.S. Government Money Market Fund	744,709	744,709
Total Short-Term Investments (Cost $744,709)		744,709
TOTAL INVESTMENTS - 99.8% (Cost $14,730,701**)		18,615,917
NET OTHER ASSETS AND LIABILITIES - 0.2%		41,896
TOTAL NET ASSETS - 100.0%		$ 18,657,813

**	Aggregate cost for Federal tax purposes was $14,741,425.
ADR	American Depositary Receipt.
PLC	Public Limited Company.
Large Cap Value Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 95.0%
Consumer Discretionary - 12.4%
Advance Auto Parts Inc.	33,500	$ 3,322,530
DIRECTV *	109,500	6,842,655
McDonald’s Corp.	26,000	2,509,520
Omnicom Group Inc.	40,000	2,724,400
Target Corp.	32,000	2,073,280
Time Warner Inc.	65,000	4,468,100
Viacom Inc., Class B	40,500	3,373,245
		25,313,730
Consumer Staples - 7.9%
CVS Caremark Corp.	51,000	3,175,260
Diageo PLC, ADR	15,999	2,041,312
Nestle S.A., ADR	35,000	2,534,350
Philip Morris International Inc.	35,000	3,119,200
Procter & Gamble Co./The	25,500	2,059,125
Wal-Mart Stores Inc.	41,500	3,185,125
		16,114,372
Energy - 13.3%
Chevron Corp.	48,000	5,758,080
ConocoPhillips	56,000	4,104,800
Ensco PLC, Class A	57,000	3,286,050
Exxon Mobil Corp.	27,500	2,464,550
National Oilwell Varco Inc.	49,000	3,977,820
Occidental Petroleum Corp.	33,029	3,173,426
Schlumberger Ltd.	48,000	4,498,560

		27,263,286
Financials - 24.5%
American International Group Inc.	115,000	5,939,750
	Shares	Value (Note 2)
Arch Capital Group Ltd. *	61,500	$ 3,564,540
Bank of New York Mellon Corp./The	110,052	3,499,654
BB&T Corp.	92,000	3,125,240
Berkshire Hathaway Inc., Class B *	50,000	5,754,000
Brookfield Asset Management Inc., Class A	77,000	3,047,660
M&T Bank Corp.	18,500	2,081,805
Markel Corp. *	11,400	6,038,238
Travelers Cos. Inc./The	57,000	4,919,100
US Bancorp	117,000	4,371,120
Wells Fargo & Co.	126,000	5,378,940
WR Berkley Corp.	53,000	2,327,230
		50,047,277
Health Care - 13.9%
Johnson & Johnson	57,500	5,325,075
Medtronic Inc.	68,000	3,903,200
Merck & Co. Inc.	158,000	7,124,220
Novartis AG, ADR	26,500	2,055,075
Pfizer Inc.	261,500	8,022,820
UnitedHealth Group Inc.	30,500	2,081,930
		28,512,320
Industrials - 14.4%
3M Co.	34,000	4,278,900
Boeing Co./The	26,000	3,393,000
Danaher Corp.	52,000	3,748,680
FedEx Corp.	45,000	5,895,000
General Dynamics Corp.	25,500	2,209,065
Rockwell Collins Inc.	32,000	2,234,560
United Parcel Service Inc., Class B	42,000	4,126,080
United Technologies Corp.	34,000	3,612,500
		29,497,785
	Shares	Value (Note 2)
Information Technology - 5.5%
International Business Machines Corp.	16,500	$ 2,956,965
Oracle Corp.	84,000	2,814,000
QUALCOMM Inc.	42,500	2,952,475
Seagate Technology PLC	50,000	2,434,000
		11,157,440
Materials - 1.8%
Mosaic Co./The	79,500	3,645,075
Telecommunication Service - 1.3%
AT&T Inc.	72,000	2,606,400
Total Common Stocks (Cost $145,705,798)		194,157,685
SHORT-TERM INVESTMENTS - 4.6%
State Street Institutional U.S. Government Money Market Fund	9,471,547	9,471,547
Total Short-Term Investments (Cost $9,471,547)		9,471,547
TOTAL INVESTMENTS - 99.6% (Cost $155,177,345**)		203,629,232
NET OTHER ASSETS AND LIABILITIES - 0.4%		846,919
TOTAL NET ASSETS - 100.0%		$204,476,151

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $155,451,405.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Investors Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 92.3%
Consumer Discretionary - 12.4%
Advance Auto Parts Inc.	62,276	$ 6,176,534
CarMax Inc. *	49,005	2,302,745
McDonald’s Corp.	60,715	5,860,212
NIKE Inc., Class B	58,966	4,467,264
Omnicom Group Inc.	93,302	6,354,799
		25,161,554
Consumer Staples - 7.1%
Costco Wholesale Corp.	26,695	3,150,010
Diageo PLC, ADR	30,259	3,860,746
Nestle S.A., ADR	103,700	7,508,917
		14,519,673
Energy - 3.5%
Apache Corp.	38,232	3,395,002
Schlumberger Ltd.	39,720	3,722,558
		7,117,560
Financials - 18.6%
Berkshire Hathaway Inc., Class B *	75,006	8,631,691
Brookfield Asset Management Inc., Class A	137,095	5,426,220
M&T Bank Corp.	41,918	4,717,033
Markel Corp. *	15,396	8,154,799
Northern Trust Corp.	80,222	4,526,125
	Shares	Value (Note 2)
US Bancorp	171,944	$ 6,423,828
		37,879,696
Health Care - 7.4%
Becton, Dickinson and Co.	38,407	4,037,728
Johnson & Johnson	62,938	5,828,688
Varian Medical Systems Inc. *	72,500	5,262,050
		15,128,466
Industrials - 17.9%
3M Co.	49,302	6,204,657
C.H. Robinson Worldwide Inc.	84,035	5,020,251
Copart Inc.*	196,580	6,335,773
Danaher Corp.	106,485	7,676,504
Jacobs Engineering Group Inc. *	57,870	3,519,653
PACCAR Inc.	74,810	4,159,436
United Parcel Service Inc., Class B	37,031	3,637,925
		36,554,199
Information Technology - 21.3%
Accenture PLC, Class A	96,225	7,072,538
eBay Inc. *	75,975	4,004,642
Google Inc., Class A *	5,871	6,050,535
MICROS Systems Inc. *	105,925	5,746,431
Microsoft Corp.	172,363	6,093,032
Oracle Corp.	222,095	7,440,182
	Shares	Value (Note 2)
QUALCOMM Inc.	70,574	$ 4,902,776
Visa Inc., Class A	10,195	2,005,051
		43,315,187
Materials - 4.1%
Monsanto Co.	45,715	4,794,589

Mosaic Co./The	79,350	3,638,198
		8,432,787
Total Common Stocks (Cost $156,473,896)		188,109,122
SHORT-TERM INVESTMENTS - 7.7%
State Street Institutional U.S. Government Money Market Fund	15,595,289	15,595,289
Total Short-Term Investments (Cost $15,595,289)		15,595,289
TOTAL INVESTMENTS - 100.0% (Cost $172,069,185**)		203,704,411
NET OTHER ASSETS AND LIABILITIES - 0.0%		(25,950)
TOTAL NET ASSETS - 100.0%		$203,678,461

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $172,132,738.
ADR	American Depositary Receipt.
PLC	Public Limited Company.
Large Cap Growth Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 92.4%
Consumer Discretionary - 20.6%
Amazon.com Inc. *	10,506	$ 3,824,499
CBS Corp., Class B	27,860	1,647,640
DIRECTV *	32,650	2,040,299
Discovery Communications Inc., Class C *	31,817	2,631,584
Home Depot Inc./The	39,355	3,065,361
Lululemon Athletica Inc. *	26,145	1,805,312
McDonald’s Corp.	22,975	2,217,547
NIKE Inc., Class B	19,450	1,473,532
Omnicom Group Inc.	30,607	2,084,643
Panera Bread Co., Class A *	13,660	2,157,187
priceline.com Inc. *	2,598	2,737,850
Starbucks Corp.	29,950	2,427,448
TJX Cos. Inc.	41,365	2,514,578
Walt Disney Co./The	23,111	1,585,184
		32,212,664
Consumer Staples – 8.1%
Costco Wholesale Corp.	20,932	2,469,976
CVS Caremark Corp.	31,536	1,963,431
Nestle S.A., ADR	43,285	3,134,267
PepsiCo Inc.	16,445	1,382,860
Philip Morris International Inc.	42,000	3,743,040
		12,693,574
Energy - 4.4%
Apache Corp.	21,580	1,916,304
Schlumberger Ltd.	53,530	5,016,832
		6,933,136
Financials - 2.7%
Brookfield Asset Management Inc., Class A	45,428	1,798,040
T. Rowe Price Group Inc.	31,026	2,401,723
		4,199,763
	Shares	Value (Note 2)
Health Care - 8.9%
Allergan Inc.	26,000	$ 2,355,860
Biogen Idec Inc. *	8,366	2,042,893
Celgene Corp. *	11,959	1,775,792

Cerner Corp. *	32,920	1,844,508
Gilead Sciences Inc. *	28,775	2,042,737
Johnson & Johnson	21,246	1,967,592
UnitedHealth Group Inc.	27,231	1,858,788
		13,888,170
Industrials - 15.6%
3M Co.	17,415	2,191,678
Boeing Co./The	19,781	2,581,420
Danaher Corp.	42,325	3,051,209
Emerson Electric Co.	24,067	1,611,767
Expeditors International of Washington Inc.	34,236	1,550,548
FedEx Corp.	13,585	1,779,635
Jacobs Engineering Group Inc. *	23,830	1,449,341
Rockwell Collins Inc.	27,945	1,951,399
Roper Industries Inc.	11,149	1,413,805
United Parcel Service Inc., Class B	27,313	2,683,229
United Technologies Corp.	28,219	2,998,269
W.W. Grainger Inc.	4,040	1,086,639
		24,348,939
Information Technology - 27.7%
Communications Equipment - 3.2%
QUALCOMM Inc.	71,022	4,933,898
Computers & Peripherals - 5.2%
Apple Inc.	15,608	8,152,839
Internet Software & Services - 5.5%
eBay Inc. *	54,578	2,876,806
Google Inc., Class A *	5,550	5,719,719
		8,596,525
	Shares	Value (Note 2)
IT Services - 5.0%
Accenture PLC, Class A	38,982	$ 2,865,177
International Business Machines Corp.	13,390	2,399,622
Visa Inc., Class A	13,095	2,575,394
		7,840,193
Semiconductors & Semiconductor Equipment - 1.5%
Linear Technology Corp.	55,975	2,302,812
Software - 7.3%
MICROS Systems Inc. *	38,286	2,077,015
Microsoft Corp.	132,385	4,679,810
Oracle Corp.	140,620	4,710,770
		11,467,595
Materials - 4.4%
Ecolab Inc.	14,473	1,534,138
Monsanto Co.	33,522	3,515,787
Mosaic Co./The	40,516	1,857,659
		6,907,584
Total Common Stocks (Cost $108,746,055)		144,477,692
SHORT-TERM INVESTMENTS - 7.0%
State Street Institutional U.S. Government Money Market Fund	10,990,363	10,990,363
Total Short-Term Investments (Cost $10,990,363)		10,990,363
TOTAL INVESTMENTS - 99.4% (Cost $119,736,418**)		155,468,055
NET OTHER ASSETS AND LIABILITIES - 0.6%		888,393
TOTAL NET ASSETS - 100.0%		$156,356,448

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $120,091,583.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Mid Cap Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 93.4%
Consumer Discretionary - 29.7%
Media - 10.9%
DIRECTV *	130,320	$ 8,143,697
Discovery Communications Inc., Class C *	91,009	7,527,354
Liberty Global PLC *	118,635	8,881,016
Omnicom Group Inc.	157,864	10,752,117
		35,304,184
Specialty Retail - 18.8%
Advance Auto Parts Inc.	147,527	14,631,728
Bed Bath & Beyond Inc. *	99,329	7,680,118
CarMax Inc. *	176,230	8,281,048
Ross Stores Inc.	119,282	9,226,463
Sally Beauty Holdings Inc. *	243,448	6,407,551
Tiffany & Co.	86,142	6,819,862
TJX Cos. Inc.	127,020	7,721,546
		60,768,316
Consumer Staples - 0.8%
Brown-Forman Corp., Class B	38,344	2,798,345
Energy - 4.2%
Ensco PLC, Class A	112,685	6,496,290
World Fuel Services Corp.	184,309	7,031,389
		13,527,679
	Shares	Value (Note 2)
Financials - 23.4%
Arch Capital Group Ltd. *	161,017	$ 9,332,545
Brookfield Asset Management Inc., Class A	294,570	11,659,081
Brown & Brown Inc.	204,313	6,523,714
Glacier Bancorp Inc.	252,295	6,970,911
Leucadia National Corp.	261,664	7,415,558
M&T Bank Corp.	66,284	7,458,939
Markel Corp. *	29,851	15,811,179
WR Berkley Corp.	243,141	10,676,321
		75,848,248
Health Care - 11.8%
DENTSPLY International Inc.	241,658	11,382,092
Laboratory Corp. of America Holdings *	98,172	9,905,555
Perrigo Co.	63,330	8,732,573
Techne Corp.	92,518	8,085,148
		38,105,368
Industrials - 15.3%
C.H. Robinson Worldwide Inc.	137,918	8,239,221
Colfax Corp. *	115,510	6,463,940
Copart Inc. *	354,338	11,420,314
Expeditors International of Washington Inc.	208,000	9,420,320
Jacobs Engineering Group Inc. *	98,397	5,984,505
Wabtec Corp.	122,115	7,960,677
		49,488,977
	Shares	Value (Note 2)
Information Technology - 4.7%
Amphenol Corp., Class A	77,546	$ 6,226,168
MICROS Systems Inc. *	169,300	9,184,525
		15,410,693

Materials - 3.5%
Crown Holdings Inc. *	258,083	11,252,419
Total Common Stocks (Cost $205,482,930)		302,504,229
SHORT-TERM INVESTMENTS - 6.5%
State Street Institutional U.S. Government Money Market Fund	20,909,965	20,909,965
Total Short-Term Investments (Cost $20,909,965)		20,909,965
TOTAL INVESTMENTS - 99.9% (Cost $226,392,895**)		323,414,194
NET OTHER ASSETS AND LIABILITIES - 0.1%		172,434
TOTAL NET ASSETS - 100.0%		$323,586,628

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $226,559,308.
PLC	Public Limited Company.
Small Cap Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 98.3%
Consumer Discretionary - 12.3%
Ascena Retail Group Inc. *	50,120	$ 991,875
Cato Corp./The, Class A	21,559	646,123
CEC Entertainment Inc.	22,380	1,037,313
Choice Hotels International Inc.	4,560	212,450
Fred’s Inc., Class A	47,310	766,422
Helen of Troy Ltd. *	23,440	1,095,117
Matthews International Corp., Class A	20,600	836,360
Stage Stores Inc.	29,870	616,816
		6,202,476
Consumer Staples - 2.3%
Casey’s General Stores Inc.	10,400	757,952
Post Holdings Inc. *	9,310	399,865
		1,157,817
Energy - 6.3%
Diamondback Energy Inc. *	10,900	562,985
Era Group Inc. *	17,080	539,728
Halcon Resources Corp. *	24,702	127,956
Scorpio Tankers Inc.	101,100	1,166,694
SEACOR Holdings Inc.	7,770	759,906
		3,157,269
Financials - 20.5%
AMERISAFE Inc.	10,990	423,115
Assured Guaranty Ltd.	18,090	370,845
Campus Crest Communities Inc., REIT	53,200	532,532
DiamondRock Hospitality Co., REIT	41,984	478,198
Education Realty Trust Inc., REIT	43,700	399,418
First Busey Corp.	43,030	222,465
First Midwest Bancorp Inc.	51,630	858,607
First Niagara Financial Group Inc.	52,010	573,670
Flushing Financial Corp.	26,460	531,581
	Shares	Value (Note 2)

Hancock Holding Co.	13,870	$ 454,659
International Bancshares Corp.	36,930	843,850
MB Financial Inc.	22,250	660,825
Northwest Bancshares Inc.	58,870	823,591
Platinum Underwriters Holdings Ltd.	8,620	536,078
Primerica Inc.	20,180	866,731
Solar Capital Ltd.	3,600	82,620
Summit Hotel Properties Inc., REIT	47,540	436,893
Webster Financial Corp.	34,500	962,205
Westamerica Bancorporation	4,290	220,849
		10,278,732
Health Care - 10.9%
Allscripts Healthcare Solutions Inc. *	33,990	470,082
Amsurg Corp. *	24,540	1,052,520
Charles River Laboratories International Inc. *	27,080	1,332,607
Corvel Corp. *	11,600	482,560
Haemonetics Corp. *	2,570	104,239
ICON PLC *	16,800	679,392
ICU Medical Inc. *	12,120	749,016
STERIS Corp.	13,080	591,085
		5,461,501
Industrials - 19.4%
ACCO Brands Corp. *	87,060	509,301
Acuity Brands Inc.	4,960	498,530
Albany International Corp., Class A	25,880	952,643
Atlas Air Worldwide Holdings Inc. *	16,300	603,589
Cubic Corp.	13,420	704,550
ESCO Technologies Inc.	19,250	694,540
G&K Services Inc., Class A	19,250	1,201,200
GATX Corp.	17,000	876,350
Mueller Industries Inc.	21,560	1,299,852
Standard Parking Corp. *	27,600	730,572
	Shares	Value (Note 2)
United Stationers Inc.	27,150	$ 1,206,546
UTi Worldwide Inc.	31,000	471,200
		9,748,873
Information Technology - 13.4%
Belden Inc.	28,272	1,901,575
Coherent Inc.	7,960	526,872
Diebold Inc.	23,860	714,846
Forrester Research Inc.	19,970	775,036
MAXIMUS Inc.	10,690	517,930
Micrel Inc.	13,605	125,166
MTS Systems Corp.	6,090	397,799
ScanSource Inc. *	18,090	695,741
Verint Systems Inc. *	13,080	477,682
Zebra Technologies Corp., Class A *	12,940	625,131
		6,757,778
Materials - 8.8%
Aptargroup Inc.	11,820	758,371
Deltic Timber Corp.	9,310	594,723

Greif Inc., Class A	8,480	453,595
Innospec Inc.	15,750	725,445
Koppers Holdings Inc.	12,940	575,960
Sensient Technologies Corp.	10,640	554,663
Zep Inc.	37,730	750,450
		4,413,207
Utilities - 4.4%
Atmos Energy Corp.	14,560	644,571
Laclede Group Inc./The	8,890	418,452
New Jersey Resources Corp.	5,590	257,308
UNS Energy Corp.	10,400	514,592
WGL Holdings Inc.	8,750	393,838
		2,228,761
Total Common Stocks (Cost $38,046,500)		49,406,414

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Small Cap Fund Portfolio of Investments - continued

	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS - 1.6%
State Street Institutional U.S. Government Money Market Fund	809,683	$ 809,683
Total Short-Term Investments (Cost $809,683)		809,683
		Value (Note 2)
TOTAL INVESTMENTS - 99.9% (Cost $38,856,183**)		$ 50,216,097
NET OTHER ASSETS AND LIABILITIES - 0.1%		64,004
TOTAL NET ASSETS - 100.0%		$ 50,280,101

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $38,958,538.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.
NorthRoad International Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 96.6%
Australia - 2.2%
BHP Billiton Ltd., ADR	10,072	$ 711,990
Brazil - 2.2%
Petroleo Brasileiro S.A., ADR	40,524	706,333
France - 15.6%
AXA S.A., ADR	32,627	816,001
Carrefour S.A., ADR	69,691	507,351
LVMH Moet Hennessy Louis Vuitton S.A.	3,610	695,029
Sanofi, ADR	18,345	981,091
Schneider Electric S.A., ADR	62,205	1,048,154
Total S.A., ADR	16,941	1,036,450
		5,084,076
Germany - 5.7%
Allianz SE, ADR	47,159	793,686
SAP AG, ADR	13,560	1,062,426
		1,856,112
Ireland - 2.3%
CRH PLC, ADR	30,986	758,537
Israel - 1.9%
Teva Pharmaceutical Industries Ltd., ADR	16,629	616,770
Italy - 2.7%
Eni SpA, ADR	17,385	883,158
Japan - 8.3%
Canon Inc., ADR	17,560	554,369
Mitsubishi UFJ Financial Group Inc., ADR	129,371	827,974
NTT DOCOMO Inc., ADR	35,100	557,037
Secom Co. Ltd., ADR	51,350	773,331
		2,712,711
	Shares	Value (Note 2)
Netherlands - 2.9%
Akzo Nobel N.V., ADR	38,646	$ 946,440
Singapore - 2.1%
DBS Group Holdings Ltd.	51,000	687,281
Sweden - 2.0%

Telefonaktiebolaget LM Ericsson, ADR	55,916	670,433
Switzerland - 21.0%
ABB Ltd., ADR *	35,075	893,360
Credit Suisse Group AG, ADR *	24,428	760,444
Givaudan S.A., ADR	24,036	684,065
Nestle S.A., ADR	14,737	1,067,106
Novartis AG, ADR	20,062	1,555,808
Roche Holding AG, ADR	14,495	1,005,083
Syngenta AG, ADR	10,977	886,393
		6,852,259
United Kingdom - 27.7%
Compass Group PLC, ADR	48,450	702,525
Diageo PLC, ADR	8,095	1,032,841
GlaxoSmithKline PLC, ADR	18,976	998,707
HSBC Holdings PLC, ADR	15,898	875,026
Imperial Tobacco Group PLC, ADR	10,951	821,215
Reed Elsevier PLC, ADR	16,475	925,565
Royal Dutch Shell PLC, ADR	14,427	961,704
Tesco PLC, ADR	54,611	967,658
Unilever PLC, ADR	17,717	719,133
WPP PLC, ADR	9,740	1,037,700
		9,042,074
Total Common Stocks (Cost $25,976,131)		31,528,174
	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS - 3.2%
United States - 3.2%
State Street Institutional U.S. Government Money Market Fund	1,036,275	$ 1,036,275
Total Short-Term Investments (Cost $1,036,275)		1,036,275
TOTAL INVESTMENTS - 99.8% (Cost $27,012,406**)		32,564,449
NET OTHER ASSETS AND LIABILITIES - 0.2%		63,950
TOTAL NET ASSETS - 100.0%		$ 32,628,399

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $27,023,477.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
Consumer Discretionary	10.3%	Materials	12.2%
Consumer Staples	15.7%	Money Market Funds	3.2%
Energy	11.0%	Telecommunication Services
Financials	14.6%		1.7%
Health Care	15.8%	Net Other Assets and Liabilities	0.2%
Industrials	8.3%
Information Technology	7.0%

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
International Stock Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 94.9%
Australia - 0.9%
Ansell Ltd.	29,374	$ 541,098
Austria - 0.9%
UNIQA Insurance Group AG	44,778	548,392
Belgium - 2.5%
Anheuser-Busch InBev N.V.	14,693	1,528,125
Bermuda - 1.5%
Signet Jewelers Ltd.	12,072	901,226
Brazil - 0.9%
Estacio Participacoes S.A.	75,600	583,823
Canada - 2.3%
MacDonald Dettwiler & Associates Ltd.	9,000	686,664
Rogers Communications Inc.	17,000	771,534
		1,458,198
Denmark - 0.9%
Carlsberg AS	5,682	567,347
Finland - 2.3%
Nokia OYJ *	41,173	311,378
Sampo	23,748	1,124,987
		1,436,365
France - 9.0%
BNP Paribas S.A.	22,524	1,667,939
Cap Gemini S.A.	11,156	733,875
Sanofi	13,698	1,460,722
Technip S.A.	4,451	466,244
Valeo S.A.	13,047	1,295,820
		5,624,600
Germany - 6.1%
Bayer AG	12,772	1,587,411
Bayerische Motoren Werke AG	9,996	1,133,810
Merck KGaA	6,502	1,082,323
		3,803,544
Greece - 0.4%
Piraeus Bank S.A. *	134,115	278,605
Ireland - 2.4%
James Hardie Industries PLC	85,730	885,633
Ryanair Holdings PLC, ADR	11,900	597,499
		1,483,132
Italy - 2.8%
Atlantia SpA	37,619	824,896
Eni SpA	35,901	909,086
		1,733,982
	Shares	Value (Note 2)
Japan - 17.2%
AEON Financial Service Co. Ltd.	16,600	$ 507,302
Asahi Group Holdings Ltd.	42,900	1,156,158
Asics Corp.	48,290	848,132

Daikin Industries Ltd.	12,000	687,074
Daiwa House Industry Co. Ltd.	44,000	877,494
Don Quijote Co. Ltd.	21,300	1,412,346
Japan Tobacco Inc.	24,200	873,691
LIXIL Group Corp.	36,800	860,027
Makita Corp.	9,600	483,271
Seven & I Holdings Co. Ltd.	24,500	901,963
Sumitomo Mitsui Financial Group Inc.	30,000	1,438,523
Yahoo Japan Corp.	138,200	642,300
		10,688,281
Luxembourg - 1.5%
RTL Group	8,440	916,752
Netherlands - 1.5%
European Aeronautic Defence and Space Co. N.V.	13,892	954,598
Norway - 0.7%
Petroleum Geo-Services ASA	36,673	444,779
Philippines - 1.5%
Alliance Global Group Inc.	1,259,500	768,059
LT Group Inc.	363,800	139,929
		907,988
South Africa - 1.1%
Mediclinic International Ltd.	88,617	667,800
South Korea - 0.9%
Samsung Electronics Co. Ltd., GDR	801	556,294
Spain - 4.2%
International Consolidated Airlines Group S.A. *	131,243	732,103
Mediaset Espana Comunicacion S.A. *	58,510	714,977
Red Electrica Corp. S.A.	18,409	1,147,512
		2,594,592
Sweden - 3.4%
Assa Abloy AB	25,242	1,253,131
Swedbank AB	33,377	870,474
		2,123,605
Switzerland - 9.9%
GAM Holding AG *	43,673	818,252
Glencore Xstrata PLC *	170,976	932,085
Informa PLC	144,132	1,293,011
Novartis AG	29,155	2,263,702
Swatch Group AG/The	1,316	841,944
		6,148,994
	Shares	Value (Note 2)
Thailand - 0.7%
Krung Thai Bank PCL	694,000	$ 452,633
Turkey - 0.5%
KOC Holding AS	62,168	305,195
United Kingdom - 18.9%
BG Group PLC	26,712	545,440
British American Tobacco PLC	20,555	1,132,432
Direct Line Insurance Group PLC	215,309	776,759
Ladbrokes PLC	103,826	318,133
Lloyds Banking Group PLC *	1,125,688	1,399,360
Prudential PLC	73,952	1,516,569
Reed Elsevier PLC	58,624	821,540

Rexam PLC	159,430	1,327,997
Royal Dutch Shell PLC	40,532	1,349,496
Standard Chartered PLC	36,093	867,783
Taylor Wimpey PLC	384,396	679,207
Unilever PLC	24,807	1,004,332
		11,739,048
Total Common Stocks (Cost $43,674,454)		58,988,996
SHORT-TERM INVESTMENTS - 7.1%
United States - 7.1%
State Street Institutional U.S. Government Money Market Fund	4,402,407	4,402,407
Total Short-Term Investments (Cost $4,402,407)		4,402,407
TOTAL INVESTMENTS - 102.0% (Cost $48,076,861**)		63,391,403
NET OTHER ASSETS AND LIABILITIES - (2.0%)		(1,240,434)
TOTAL NET ASSETS - 100.0%		$ 62,150,969

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $48,370,448.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
PLC	Public Limited Company.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/13
Consumer Discretionary	18.9%	Materials	5.1%
Consumer Staples	11.8%	Money Market Funds	7.1%
Energy	6.0%	Telecommunication Services
Financials	21.2%		1.2%
Health Care	12.2%	Utilities	1.8%
Industrials	13.1%	Net Other Assets and Liabilities	(2.00)%
Information Technology	3.6%

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013

Statements of Assets and Liabilities as of October 31, 2013

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Cash Reserves Fund	Tax-Free* Virginia Fund	Tax-Free* National Fund	Government* Bond Fund[4]	High Quality* Bond Fund[5]
Assets:
Investments:
Investments at cost
Unaffiliated issuers	$ 33,833,426	$ 65,189,294	$24,729,881	$ 25,343,917	$ 22,432,131	$ 26,243,504	$ 4,267,479	$130,558,299
Affiliated issuers[1]	31,987,887	60,130,284	21,680,711	–	–	–	–	–
Net unrealized appreciation
Unaffiliated issuers	820,433	4,619,623	2,517,562	–	332,273	665,960	77,277	1,266,193
Affiliated issuers[1]	3,745,236	15,258,125	7,124,728	–	–	–	–	–
Total investments at value	70,386,982	145,197,326	56,052,882	25,343,917	22,764,404	26,909,464	4,344,756	131,824,492
Cash	–	–	–	–	351,182	580,393	–	–
Receivables:
Investments sold	–	1,078,420	711,457	–	–	–	–	–
Fund shares sold	367,531	45,353	15,199	95,545	17,004	–	5	62,606
Dividends and interest	93,474	132,078	19,163	101,325	294,370	356,274	21,524	959,059
Due from Adviser	–	–	–	10,839	–	–	370	–
Total assets	70,847,987	146,453,177	56,798,701	25,551,626	23,426,960	27,846,131	4,366,655	132,846,157
Liabilities:
Payables:
Investments purchased	–	1,010,604	749,664	460,600	–	–	–	–
Fund shares repurchased	79,302	66,478	–	2,748	216	1,474	128	103,929
Advisory agreement fees	11,868	24,333	9,330	8,519	9,863	11,872	1,480	33,387
Service agreement fees	14,834	30,417	11,663	3,195	6,904	8,311	925	21,145
Distribution fees - Class B	7,304	20,737	7,763	368	–	–	–	–
Distribution fees - Class C	10,501	4,516	1,302	–	–	–	–	–
Shareholder servicing fees	14,834	30,416	11,662	–	–	–	–	–
Dividends	–	–	–	–	2,358	19,076	89	–
Total liabilities	138,643	1,187,501	791,384	475,430	19,341	40,733	2,622	158,461
Net Assets	$ 70,709,344	$145,265,676	$ 56,007,317	$ 25,076,196	$ 23,407,619	$ 27,805,398	$ 4,364,033	$132,687,696
Net Assets consist of:
Paid-in capital	$ 66,931,934	$132,102,972	$ 48,400,617	$ 25,076,218	$ 22,696,948	$ 27,015,896	$ 4,269,742	$130,817,006
Accumulated undistributed net investment income (loss)	–	674,950	(12,064)	–	2,691	3,323	202	119,580
Accumulated net realized gain (loss) on investments sold and foreign currency related transactions	(788,259)	(7,389,994)	(2,023,526)	(22)	375,707	120,219	16,812	484,917
Net unrealized appreciation of investments (including appreciation (depreciation) of foreign currency related transactions)	4,565,669	19,877,748	9,642,290	–	332,273	665,960	77,277	1,266,193
Net Assets	$ 70,709,344	$145,265,676	$ 56,007,317	$ 25,076,196	$ 23,407,619	$ 27,805,398	$ 4,364,033	$132,687,696
Class A Shares:
Net Assets	$ 42,353,071	$104,848,846	$ 41,525,866	$ 24,552,163
Shares of beneficial interest outstanding	3,966,827	9,114,674	3,542,066	24,552,175

Net Asset Value and redemption price per share	$10.68	$11.50	$11.72	$1.00
Sales charge of offering price[2]	0.65	0.70	0.72	–
Maximum offering price per share	$ 11.33	$ 12.20	$ 12.44	$ 1.00
Class B Shares:
Net Assets	$ 11,569,530	$ 33,069,714	$ 12,365,000	$ 524,033
Shares of beneficial interest outstanding	1,079,816	2,892,107	1,066,971	524,021
Net Asset Value and redemption price per share[3]	$ 10.71	$ 11.43	$ 11.59	$ 1.00
Class C Shares:
Net Assets	$ 16,786,743	$ 7,347,116	$ 2,116,451
Shares of beneficial interest outstanding	1,565,909	642,163	182,485
Net Asset Value and redemption price per share[3]	$ 10.72	$ 11.44	$ 11.60
Class Y Shares:
Net Assets					$ 23,407,619	$ 27,805,398	$ 4,364,033	$132,687,696
Shares of beneficial interest outstanding					2,027,796	2,590,568	409,770	11,982,032
Net Asset Value and redemption price per share[3]					$ 11.54	$ 10.73	$ 10.65	$ 11.07

* The Statements of Assets and Liabilities presented herein reflect the historical operating results of the Madison Mosaic Funds. See Note 1 for a discussion of the Funds’ reorganization.
[1] See Note 11 for information on affiliated issuers.
[2] Sales charge of offering price is 5.75% for the Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds.
3 If applicable, redemption price per share may be reduced by a contingent deferred sales charge.
[4] Prior to the close of business on April 19, 2013, the fund was known as the Government Fund. See Note 12.
[5] Prior to the close of business on April 19, 2013, the fund was known as the Institutional Bond Fund. See Note 12.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Statements of Assets and Liabilities as of October 31, 2013

	Core Bond Fund[1]	Corporate* Bond Fund[2]	High Income Fund	Diversified Income Fund	Equity Income Fund	Dividend* Income Fund	Large Cap Value Fund	Investors* Fund
Assets:
Investments:
Investments at cost
Unaffiliated issuers	146,617,034	19,383,130	47,117,858	105,191,367	40,461,798	14,730,701	155,177,345	172,069,185
Net unrealized appreciation (depreciation)
Unaffiliated issuers	7,130,873	206,185	2,108,795	20,675,492	(162,117)	3,885,216	48,451,887	31,635,226
Total investments at value	153,747,907	19,589,315	49,226,653	125,866,859	40,299,681	18,615,917	203,629,232	203,704,411
Receivables:
Investments sold	–	104,581	–	–	–	–	874,374	–
Fund shares sold	3,077	–	1,015	274,692	238,321	37,000	38,758	56,924
Dividends and interest	1,377,389	193,307	766,192	614,553	26,513	19,504	146,045	118,326
Due from Adviser	–	–	–	–	–	2,307	–	25,571
Other assets	–	–	–	–	–	–	1,487	–
Total assets	155,128,373	19,887,203	49,993,860	126,756,104	40,564,515	18,674,728	204,689,896	203,905,232
Liabilities:
Payables:
Investments purchased	999,160	99,916	1,301,250	–	–	–	–	–
Fund shares repurchased	58,188	236	6,866	72,975	180,812	–	42,246	52,090
Advisory agreement fees	65,311	6,716	23,180	68,362	28,836	11,533	92,542	115,776
Service agreement fees	19,592	4,198	8,429	21,034	5,076	5,382	60,573	58,866
Distribution fees - Class B	2,892	–	1,636	8,967	–	–	3,270	–
Distribution fees - Class C	–	–	–	3,745	1,220	–	–	–
Shareholder servicing fees	9,552	–	6,588	29,753	1,988	–	15,114	39
Dividends payables	179,579	33,396	100,931	1,534	–	–	–	–
Options written, at value (premium received $1,009,196) (Note 6)	–	–	–	–	1,107,373	–	–	–
Total liabilities	1,334,274	144,462	1,448,880	206,370	1,325,305	16,915	213,745	226,771
Net Assets	153,794,099	$ 19,742,741	$ 48,544,980	126,549,734	$ 39,239,210	$ 18,657,813	204,476,151	203,678,461
Net Assets consist of:
Paid-in capital	145,865,006	$ 19,559,747	$ 44,043,261	112,076,680	$ 38,319,348	$ 14,218,206	161,028,966	165,885,395
Accumulated undistributed net investment income	17,205	1,856	10,901	1,909	23,425	10,412	1,632,373	25,845
Accumulated net realized gain (loss) on investments sold and foreign currency related transactions	781,015	(25,047)	2,382,023	(6,204,347)	1,156,731	543,979	(6,637,075)	6,131,995
Net unrealized appreciation (depreciation) of investments (including appreciation (depreciation) of foreign currency related transactions)	7,130,873	206,185	2,108,795	20,675,492	(260,294)	3,885,216	48,451,887	31,635,226
Net Assets	153,794,099	$ 19,742,741	$ 48,544,980	126,549,734	$ 39,239,210	$ 18,657,813	204,476,151	203,678,461
Class A Shares:[6]
Net Assets	$ 40,104,264		$ 28,530,202	105,521,241	$ 7,558,561		$ 67,047,689	$ 280,210
Shares of beneficial interest outstanding	3,926,450		3,989,658	7,594,975	756,451		3,934,653	12,457

Net Asset Value and redemption price per share	$ 10.21		$ 7.15	$ 13.89	$ 9.99		$ 17.04	$ 22.49
Sales charge of offering price[3]	0.48		0.34	0.85	0.61		1.04	1.37
Maximum offering price per share	$ 10.69		$ 7.49	$ 14.74	$ 10.60		$ 18.08	$ 23.86
Class B Shares:
Net Assets	$ 4,432,675		$ 2,565,788	$ 14,296,581			$ 5,221,792
Shares of beneficial interest outstanding	433,849		351,487	1,022,902			311,923
Net Asset Value and redemption price per share[4]	$ 10.22		$ 7.30	$ 13.98			$ 16.74
Class C Shares:
Net Assets				$ 6,731,912	2,257,779
Shares of beneficial interest outstanding				481,886	228,252
Net Asset Value and redemption price per share[4]				$ 13.97	$ 9.89
Class Y Shares:
Net Assets	109,247,080	$ 19,742,741	$ 17,448,990		$ 29,306,627	$ 18,657,813	132,206,670	196,163,832
Shares of beneficial interest outstanding	10,721,324	1,751,286	2,462,135		2,906,103	850,272	7,749,214	8,717,762
Net Asset Value and redemption price per share	$ 10.19	$ 11.27	$ 7.09		$ 10.08	$ 21.94	$ 17.06	$ 22.50
Class R6 Shares[5,7]:
Net Assets	$ 10,080				$ 116,243			7,234,419
Shares of beneficial interest outstanding	989				11,517			321,445
Net Asset Value and redemption price per share	$ 10.19				$ 10.09			$ 22.51

* The Statements of Assets and Liabilities presented herein reflect the historical operating results of the Madison Mosaic Funds. See Note 1 for a discussion of the Funds’ reorganization.
[1] Prior to February 28, 2013, the fund was known as the Bond Fund.
[2] Prior to the close of business on April 19, 2013, the fund was known as the Investment Grade Corporate Bond Fund. See Note 12.
[3] Sales charge of offering price is 4.50% for the Core Bond and High Income Funds and 5.75% for the Diversified Income Fund, Equity Income, Large Cap Value and Investors Funds.
4 If applicable, redemption price per share may be reduced by a contingent deferred sales charge.
[5] The Core Bond Class R6 shares commenced investment operations at the close of business on April 19, 2013. See Note 12.
[6]The Investors Fund Class A shares commenced investment operations at the close of business on September 20, 2013.
[7]For accounting purposes, the Investors Fund Class R6 is treated as having commenced investment operations at the close of business on September 20, 2013. See Note 12.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Statements of Assets and Liabilities as of October 31, 2013

	Large Cap Growth Fund	Mid Cap* Fund	Small Cap Fund	NorthRoad* International Fund	International Stock Fund
Assets:
Investments:
Investments at cost
Unaffiliated issuers	$119,736,418	$226,392,895	$ 38,856,183	$ 27,012,406	$ 48,076,861
Net unrealized appreciation (depreciation)
Unaffiliated issuers	35,731,637	97,021,299	11,359,914	5,552,043	15,314,542
Total investments at value	155,468,055	323,414,194	50,216,097	32,564,449	63,391,403
Foreign currency (cost of $49,051)(Note 2)	–	–	–	–	48,985
Receivables:
Investments sold	–	384,535	7,932	–	202,225
Fund shares sold	1,391,215	254,434	435,277	31,009	133,784
Dividends and interest	53,457	57,989	23,761	41,087	59,019
Due from Adviser	–	–	–	–	–
Other assets	–	297	–	25,383	160,539
Total assets	156,912,727	324,111,449	50,683,067	32,661,928	63,995,955
Liabilities:
Payables:
Investments purchased	389,451	–	158,331	–	1,756,449
Fund shares repurchased	30,290	199,683	190,000	2,346	9,408
Advisory agreement fees	94,743	202,701	42,629	21,695	53,275
Service agreement fees	25,265	106,139	10,657	9,488	15,222
Distribution fees - Class B	3,195	3,425	307	–	1,858
Shareholder servicing fees	13,335	12,873	1,042	–	5,757
Foreign capital gains tax	–	–	–	–	3,017
Total liabilities	556,279	524,821	402,966	33,529	1,844,986
Net Assets	$156,356,448	$323,586,628	$ 50,280,101	$ 32,628,399	$ 62,150,969
Net Assets consist of:
Paid-in capital	$114,994,265	$209,238,119	$ 38,897,064	$ 25,794,366	$ 58,684,506
Accumulated undistributed net investment income (loss)	199,656	(847,847)	–	510,996	552,418
Accumulated net realized gain (loss) on investments sold and foreign currency related transactions	5,430,890	18,175,057	23,123	770,994	(12,413,372)
Net unrealized appreciation of investments (including appreciation (depreciation) of foreign currency related transactions)	35,731,637	97,021,299	11,359,914	5,552,043	15,327,417
Net Assets	$156,356,448	$323,586,628	$ 50,280,101	$ 32,628,399	$ 62,150,969
Class A Shares[3]:
Net Assets	$ 59,186,823	$ 56,577,874	$ 4,565,429		$ 24,570,993
Shares of beneficial interest outstanding	2,809,822	5,968,764	307,002		1,866,671
Net Asset Value and redemption price per share	$ 21.06	$ 9.48	$ 14.87		$ 13.16
Sales charge of offering price[1]	1.28	0.58	0.91		0.80
Maximum offering price per share	$ 22.34	$ 10.06	$ 15.78		$ 13.96
Class B Shares[3]:
Net Assets	$ 5,102,343	$ 5,475,811	$ 497,418		$ 2,946,143
Shares of beneficial interest outstanding	268,200	640,387	34,587		228,880
Net Asset Value and redemption price per share[2]	$ 19.02	$ 8.55	$ 14.38		$ 12.87
Class Y Shares:
Net Assets	$ 92,067,282	$255,263,307	$ 45,217,254	$ 32,615,789	$ 34,633,833
Shares of beneficial interest outstanding	4,334,371	26,429,148	3,038,129	2,662,555	2,627,818
Net Asset Value and redemption price per share	$ 21.24	$ 9.66	$ 14.88	$ 12.25	$ 13.18
Class R6 Shares:
Net Assets		$ 6,269,636		$ 12,610
Shares of beneficial interest outstanding		647,831		1,027
Net Asset Value and redemption price per share		$ 9.68		$ 12.28

* The Statements of Assets and Liabilities presented herein reflect the historical operating results of the Madison Mosaic Funds. See Note 1 for a discussion of the Funds’ reorganization.
[1] Sales charge of offering price is 5.75% for the Large Cap Growth, Mid Cap, Small Cap Fund and International Stock Funds.
2 If applicable, redemption price per share may be reduced by a contingent deferred sales charge.
[3] For accounting purposes, the Mid Cap Fund Class A and B are treated as having commenced investment operations at the close of business on April 19, 2013. See Note 12.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Statements of Operations

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Cash Reserves Fund	Tax-Free* Virginia Fund		Tax-Free* National Fund
	Year Ended October 31, 2013	Year Ended October 31, 2013	Year Ended October 31, 2013	Year Ended October 31, 2013	Year Ended October 31, 2013[1]	Year Ended September 30, 2013	Year Ended October 31, 2013[1]	Year Ended September 30, 2013
Investment Income:
Interest	$ 91	$ 142	$ 76	$ 18,175	$ 67,667	$ 881,718	$ 86,330	$ 1,139,296
Dividends
Unaffiliated issuers	1,220,378	1,986,455	580,724	–	–	–	–	–
Affiliated issuers[2]	630,538	1,082,674	292,412	–	–	–	–	–
Total investment income	1,851,007	3,069,271	873,212	18,175	67,667	881,718	86,330	1,139,296
Expenses:
Advisory agreement fees	134,351	271,670	100,681	78,226	9,863	123,756	11,872	151,198
Service agreement fees[3]	167,939	339,588	125,851	29,335	6,904	86,629	8,311	105,839
Distribution fees - Class B	80,324	235,295	86,534	5,465	–	–	–	–
Distribution fees - Class C	102,493	44,077	12,100	–	–	–	–	–
Shareholder servicing fees - Class A	107,000	246,464	92,973	–	–	–	–	–
Shareholder servicing fees - Class B	26,775	78,432	28,845	–	–	–	–	–
Shareholder servicing fees - Class C	34,165	14,692	4,033	–	–	–	–	–
Other Expenses	8	–	27	–	–	–	–	–
Total expenses before reimbursement/waiver	653,055	1,230,218	451,044	113,026	16,767	210,385	20,183	257,037
Less reimbursement/waiver[4]	–	–	–	(94,851)	–	–	–	–
Total expenses net of reimbursement/waiver	653,055	1,230,218	451,044	18,175	16,767	210,385	20,183	257,037
Net Investment Income	1,197,952	1,839,053	422,168	–	50,900	671,333	66,147	882,259
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Unaffiliated issuers	411,378	2,410,930	1,504,924	–	134	375,573	(6,918)	127,137
Affiliated issuers[2]	849,187	2,684,124	1,262,031	–	–	–	–	–
Capital gain distributions received from underlying funds
Unaffiliated issuers	398,942	449,506	96,541	–	–	–	–	–
Affiliated issuers[2]	871,750	2,281,263	1,047,210	–	–	–	–	–
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Unaffiliated issuers	(195,318)	2,618,230	1,786,127	–	91,117	(1,727,417)	92,739	(1,915,420)
Affiliated issuers[2]	663,520	5,047,925	2,777,189	–	–	–	–	–
Net Realized and Unrealized Gain (Loss) on Investments	2,999,459	15,491,978	8,474,022	–	91,251	(1,351,844)	85,821	(1,788,283)
Net Increase (Decrease) in Net Assets from Operations	$ 4,197,411	$ 17,331,031	$ 8,896,190	$ –	$ 142,151	$ (680,511)	$ 151,968	$ (906,024)

* The Statements of Operations presented herein reflect the historical operating results of the Madison Mosaic Funds. See Note 1 for a discussion of the Funds’ reorganization.
[1] The fiscal year end of the Fund changed to October 31. Disclosure represents 1 month of information. See Note 12.
[2] See Note 11 for information on affiliated issuers.
[3] See Note 3 for information on service agreement fees.
[4] See Note 3 for more information on these waivers.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Statements of Operations

	Government Bond Fund*,1		High Quality Bond Fund*,2		Core Bond Fund[3]	Corporate Bond Fund*,4
	Year Ended October 31, 2013[5]	Year Ended December 31, 2012	Year Ended October 31, 2013[5]	Year Ended December 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2013[5]	Year Ended December 31, 2012
Investment Income:
Interest	$ 72,387	$ 113,639	$ 1,401,910	$ 1,800,126	$ 4,331,489	$ 443,858	$ 512,098
Total investment income	72,387	113,639	1,401,910	1,800,126	4,331,489	443,858	512,098
Expenses:
Advisory agreement fees	17,141	22,795	283,966	329,901	655,162	65,705	75,349
Service agreement fees[6]	10,712	15,023	179,845	208,937	196,543	41,066	51,536
Distribution fees - Class B	–	–	–	–	41,794	–	–
Shareholder servicing fees - Class A	–	–	–	–	110,876	–	–
Shareholder servicing fees - Class B	–	–	–	–	13,932	–	–
Other Expenses	4	–	755	–	15	–	–
Total expenses before reimbursement/waiver	27,857	37,818	464,566	538,838	1,018,322	106,771	126,885
Less reimbursement/waiver	(4,285)	(3,112)	–	–	–	–	–
Total expenses net of reimbursement	23,572	34,706	464,566	538,838	1,018,322	106,771	126,885
Net Investment Income	48,815	78,933	937,344	1,261,288	3,313,167	337,087	385,213
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Unaffiliated issuers	19,095	11,280	485,009	667,181	943,321	(25,047)	47,118
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Unaffiliated issuers	(95,974)	(9,925)	(1,499,017)	264,756	(6,261,697)	(615,077)	606,580
Net Realized and Unrealized Gain (Loss) on Investments	(76,879)	1,355	(1,014,008)	931,937	(5,318,376)	(640,124)	653,698
Net Increase (Decrease) in Net Assets from Operations	$ (28,064)	$ 80,288	$ (76,664)	$ 2,193,225	$ (2,005,209)	$ (303,037)	$ 1,038,911

* The Statements of Operations presented herein reflect the historical operating results of the Madison Mosaic Funds. See Note 1 for a discussion of the Funds’ reorganization.
[1] Prior to the close of business on April 19, 2013, the fund was known as the Government Fund. See Note 12.
[2] Prior to the close of business on April 19, 2013, the fund was known as the Institutional Bond Fund. See Note 12.
[3] Prior to February 28, 2013, the fund was known as the Bond Fund.
[4] Prior to the close of business on April 19, 2013, the fund was known as the Investment Grade Corporate Bond Fund. See Note 12.
[5] Effective at the close of business on April 19, 2013, the fiscal year end of the Fund changed to October 31. Disclosure represents 10 months of information. See Note 12.
[6] See Note 3 for information on service agreement fees.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Statements of Operations

	High Income Fund	Diversified Income Fund	Equity Income Fund	Dividend* Income Fund		Large Cap Value Fund	Investors* Fund
	Year Ended October 31, 2013	Year Ended October 31, 2013	Year Ended October 31, 2013	Year Ended October 31, 2013[1]	Year Ended December 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2013[1]	Year Ended December 31, 2012
Investment Income:
Interest	$ 4,049,100	$ 1,393,172	$ 5,551	$ 23	$ 18,594	$ 976	$ 395	$ 215
Dividends
Unaffiliated issuers	–	1,845,543	735,207	355,340	361,831	3,932,071	695,373	620,934
Less: Foreign taxes withheld	–	(11,111)	(13,718)	(2,578)	–	(43,264)	(13,626)	–
Total investment income	4,049,100	3,227,604	727,040	352,785	380,425	3,889,783	682,142	621,149
Expenses:
Advisory agreement fees	334,746	737,286	541,673	101,071	93,769	948,347	366,524	270,608
Service agreement fees[2]	121,726	226,857	95,379	47,166	52,444	620,736	177,273	106,553
Distribution fees - Class B	20,464	104,992	–	–	–	40,701	–	–
Distribution fees - Class C	–	23,270	8,306	–	–	–	–	–
Shareholder servicing fees - Class A	70,760	240,819	17,146	–	–	154,479	45	–
Shareholder servicing fees - Class B	6,821	34,997	–	–	–	13,567	–	–
Shareholder servicing fees - Class C	–	7,756	2,769	–	–	–	–	–
Other Expenses	89	–	–	28	–	–	–	–
Total expenses before reimbursement/waiver	554,606	1,375,977	665,273	148,265	146,213	1,777,830	543,842	377,161
Less reimbursement/waiver	–	–	–	(20,214)	(10,069)	–	(76,383)	(27,216)
Total expenses net of reimbursement/waiver	554,606	1,375,977	665,273	128,051	136,144	1,777,830	467,459	349,945
Net Investment Income	3,494,494	1,851,627	61,767	224,734	244,281	2,111,953	214,683	271,204
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments (including net realized gain (loss) on foreign currency related transactions)
Options	–	–	1,796,468	–	–	–	–	–
Unaffiliated issuers	2,697,239	3,390,112	2,455,344	568,491	235,265	9,181,786	7,490,857	2,058,621
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options	–	–	(772,512)	–	–	–	–	–
Unaffiliated issuers	(2,376,016)	8,185,648	4,019,829	2,558,889	781,331	25,256,674	3,009,370	2,486,753
Net Realized and Unrealized Gain on Investments and Option Transactions	321,223	11,575,760	7,499,129	3,127,380	1,016,596	34,438,460	10,500,227	4,545,374
Net Increase in Net Assets from Operations	$ 3,815,717	$ 13,427,387	$ 7,560,896	$ 3,352,114	$ 1,260,877	$ 36,550,413	$ 10,714,910	$ 4,816,578

* The Statements of Operations presented herein reflect the historical operating results of the Madison Mosaic Funds. See Note 1 for a discussion of the Funds’ reorganization.
[1] Effective at the close of business on April 19, 2013, the fiscal year end of the Fund changed to October 31. Disclosure represents 10 months of information. See Note 12.
[2] See Note 3 for information on service agreement fees.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Statements of Operations

	Large Cap Growth Fund	Mid Cap* Fund		Small Cap Fund	NorthRoad* International Fund		International Stock Fund
	Year Ended October 31, 2013	Year Ended October 31, 2013[1]	Year Ended December 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2013[1]	Year Ended December 31, 2012	Year Ended October 31, 2013
Investment Income:
Interest	$ 510	$ 1,943	$ 1,390	$ 110	$ 46	$ 151	$ 216
Dividends
Unaffiliated issuers	1,997,217	2,065,398	2,118,139	456,667	882,645	736,721	1,553,324
Less: Foreign taxes withheld	(10,064)	(104,690)	–	–	(73,595)	–	(138,933)
Total investment income	1,987,663	1,962,651	2,119,529	456,777	809,096	736,872	1,414,607
Expenses:
Advisory agreement fees	970,472	1,742,666	1,326,185	294,652	204,440	190,018	567,553
Service agreement fees[2]	258,793	911,601	787,027	73,663	89,412	83,107	162,158
Distribution fees - Class B	39,941	21,888	–	2,991	–	–	22,584
Shareholder servicing fees - Class A	134,437	71,358	–	11,927	–	–	56,548
Shareholder servicing fees - Class B	13,314	7,296	–	997	–	–	7,528
Other Expenses	683	113	–	–	2,088	–	133
Total expenses before reimbursement/waiver	1,417,640	2,754,922	2,113,212	384,230	295,940	273,125	816,504
Total expenses net of reimbursement/waiver	1,417,640	2,754,922	2,113,212	384,230	295,940	273,125	816,504
Net Investment Income (Loss)	570,023	(792,271)	6,317	72,547	513,156	463,747	598,103
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments (including net realized gain (loss) on foreign currency related transactions)
Unaffiliated issuers[3]	9,063,438	29,382,601	10,532,602	2,906,731	835,058	(65,728)	2,638,423
Net change in unrealized appreciation on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Unaffiliated issuers	17,581,080	26,386,047	14,509,191	5,709,276	3,688,558	2,035,365	8,001,581
Net Realized and Unrealized Gain on Investments and Option Transactions	26,644,518	55,768,648	25,041,793	8,616,007	4,523,616	1,969,637	10,640,004
Net Increase in Net Assets from Operations	$ 27,214,541	$ 54,976,377	$ 25,048,110	$ 8,688,554	$ 5,036,772	$ 2,433,384	$ 11,238,107

* The Statements of Operations presented herein reflect the historical operating results of the Madison Mosaic Funds. See Note 1 for a discussion of the Funds’ reorganization.
[1] Effective at the close of business on April 19, 2013, the fiscal year end of the Fund changed to October 31. Disclosure represents 10 months of information. See Note 12.
[2] See Note 3 for information on service agreement fees.
[3] Includes foreign capital gains taxes paid of $4,457 for the International Stock Fund.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Statements of Changes in Net Assets

	Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		Cash Reserves Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Assets at beginning of period	$ 62,239,358	$ 49,342,098	$128,028,167	$115,188,206	$ 45,166,984	$ 40,992,945	$ 12,479,952	$ 13,898,862
Increase (decrease) in net assets from operations:
Net investment income	1,197,952	1,159,543	1,839,053	1,992,858	422,168	438,357	–	–
Net realized gain (loss)	2,531,257	687,487	7,825,823	1,923,456	3,910,706	1,077,419	–	(1)
Net change in unrealized appreciation	468,202	2,098,441	7,666,155	5,771,328	4,563,316	2,011,473	–	–
Net increase (decrease) in net assets from operations	4,197,411	3,945,471	17,331,031	9,687,642	8,896,190	3,527,249	–	(1)
Distributions to shareholders from:
Net investment income
Class A	(1,804,108)	(954,164)	(2,245,442)	(1,916,288)	(695,513)	(403,523)	–	–
Class B	(328,654)	(157,672)	(508,352)	(418,284)	(148,698)	(76,406)	–	–
Class C	(416,739)	(132,926)	(87,019)	(65,044)	(15,230)	(6,635)	–	–
Total distributions	(2,549,501)	(1,244,762)	(2,840,813)	(2,399,616)	(859,441)	(486,564)	–	–
Capital Stock transactions:
Class A Shares
Shares sold	7,155,245	9,208,301	13,383,799	15,558,035	6,370,604	5,399,683	22,752,208	6,411,177
Issued to shareholders in reinvestment of distributions	1,788,336	947,278	2,228,327	1,901,340	693,978	402,976	–	–
Shares redeemed	(9,477,739)	(5,428,325)	(14,235,720)	(14,146,049)	(4,761,139)	(4,959,514)	(9,853,826)	(7,054,867)
Net increase (decrease) from capital stock transactions	(534,158)	4,727,254	1,376,406	3,313,326	2,303,443	843,145	12,898,382	(643,690)
Class B Shares
Shares sold	2,998,726	2,312,706	4,490,173	5,277,522	1,250,645	1,782,472	639,211	130,529
Issued to shareholders in reinvestment of distributions	327,565	156,562	506,855	417,419	148,453	76,278	–	–
Shares redeemed	(1,569,605)	(1,577,184)	(5,078,958)	(4,485,480)	(1,656,331)	(1,767,198)	(941,349)	(905,748)
Net increase (decrease) from capital stock transactions	1,756,686	892,084	(81,930)	1,209,461	(257,233)	91,552	(302,138)	(775,219)
Class C Shares
Shares sold	7,752,363	5,980,421	2,693,759	1,746,641	861,083	341,846
Issued to shareholders in reinvestment of distributions	414,428	132,711	81,665	60,111	14,083	6,493
Shares redeemed	(2,567,243)	(1,535,919)	(1,322,609)	(777,604)	(117,792)	(149,682)
Net increase from capital stock transactions	5,599,548	4,577,213	1,452,815	1,029,148	757,374	198,657
Total net increase from capital stock transactions	6,822,076	10,196,551	2,747,291	5,551,935	2,803,584	1,133,354	12,596,244	(1,418,909)
Total increase (decrease) in net assets	8,469,986	12,897,260	17,237,509	12,839,961	10,840,333	4,174,039	12,596,244	(1,418,910)
Net Assets at end of period	$ 70,709,344	$ 62,239,358	$145,265,676	$128,028,167	$ 56,007,317	$ 45,166,984	$ 25,076,196	$ 12,479,952
Undistributed net investment income (loss)	$ –	$ 220,293	$ 674,950	$ 1,192,180	$ (12,064)	$ 272,724	$ –	$ –

Capital Share transactions:
Class A Shares
Shares sold	679,481	908,810	1,237,434	1,565,188	593,674	561,746	22,749,903	6,411,177
Issued to shareholders in reinvestment of distributions	171,989	94,012	217,185	199,093	69,537	43,802	–	–
Shares redeemed	(902,855)	(533,812)	(1,318,870)	(1,425,270)	(446,895)	(517,860)	(9,853,826)	(7,054,867)
Net increase (decrease) in shares outstanding	(51,385)	469,010	135,749	339,011	216,316	87,688	12,896,077	(643,690)
Class B Shares
Shares sold	283,652	228,183	416,394	531,188	116,994	186,372	636,399	130,529
Issued to shareholders in reinvestment of distributions	31,310	15,602	49,401	43,709	14,950	8,336	–	–
Shares redeemed	(148,807)	(155,144)	(471,435)	(452,791)	(155,234)	(184,748)	(941,348)	(905,748)
Net increase (decrease) in shares outstanding	166,155	88,641	(5,640)	122,106	(23,290)	9,960	(304,949)	(775,219)
Class C Shares
Shares sold	733,013	588,367	247,406	175,970	81,215	36,346
Issued to shareholders in reinvestment of distributions	39,597	13,167	7,952	6,288	1,416	710
Shares redeemed	(243,804)	(152,123)	(123,344)	(77,919)	(11,102)	(15,752)
Net increase in shares outstanding	528,806	449,411	132,014	104,339	71,529	21,304

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Statements of Changes in Net Assets

	Tax-Free Virginia Fund*			Tax-Free National Fund*			Government Bond Fund*[1]
	Year Ended October 31, 2013[2]	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended October 31, 2013[2]	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended October 31, 2013[3]	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Assets at beginning of period	$ 23,215,375	$ 26,117,230	$ 25,008,718	$ 28,328,309	$ 31,526,202	$ 31,318,612	$ 6,123,246	$ 5,328,364	$ 5,047,549
Increase (decrease) in net assets from operations:
Net investment income	50,900	671,333	732,285	66,147	882,259	938,373	48,815	78,933	93,158
Net realized gain (loss)	134	375,573	182,600	(6,918)	127,137	211,524	19,095	11,280	47,196
Net change in unrealized appreciation (depreciation)	91,117	(1,727,417)	518,009	92,739	(1,915,420)	982,635	(95,974)	(9,925)	44,311
Net increase in net assets from operations	142,151	(680,511)	1,432,894	151,968	(906,024)	2,132,532	(28,064)	80,288	184,665
Distributions to shareholders from:
Net investment income
Class Y	(51,047)	(668,495)	(732,285)	(66,564)	(878,519)	(938,373)	(50,235)	(78,933)	(93,158)
Net realized gains
Class Y	–	(182,600)	(17,310)	–	(209,589)	(108,328)	–	(14,284)	(44,407)
Total distributions	(51,047)	(851,095)	(749,595)	(66,564)	(1,088,108)	(1,046,701)	(50,235)	(93,217)	(137,565)
Capital Stock transactions:
Class Y Shares
Shares sold	144,304	682,000	1,789,012	38,022	2,694,374	2,201,412	441,944	2,333,762	2,417,691
Issued to shareholders in reinvestment of distributions	48,689	812,522	710,910	47,488	799,526	779,789	49,100	90,774	133,374
Shares redeemed	(91,853)	(2,864,771)	(2,074,709)	(693,825)	(4,697,661)	(3,859,442)	(2,171,958)	(1,616,725)	(2,317,350)
Net increase (decrease) from capital stock transactions	101,140	(1,370,249)	425,213	(608,315)	(1,203,761)	(878,241)	(1,680,914)	807,811	233,715
Total net increase (decrease) from capital stock transactions	101,140	(1,370,249)	425,213	(608,315)	(1,203,761)	(878,241)	(1,680,914)	807,811	233,715

Total increase (decrease) in net assets	192,244	(2,901,855)	1,108,512	(522,911)	(3,197,893)	207,590	(1,759,213)	794,882	280,815
Net Assets at end of period	$ 23,407,619	$ 23,215,375	$ 26,117,230	$ 27,805,398	$ 28,328,309	$ 31,526,202	$ 4,364,033	$ 6,123,246	$ 5,328,364
Undistributed net investment income (loss)	$ 2,691	$ 2,838	$ –	$ 3,323	$ 3,740	$ –	$ 202	$ –	$ –
Capital Share transactions:
Class Y Shares
Shares sold	12,585	56,915	147,504	3,556	242,273	195,306	41,221	215,243	223,668
Issued to shareholders in reinvestment of distributions	4,219	68,072	58,811	4,426	71,600	69,345	4,593	8,377	12,353
Shares redeemed	(7,981)	(238,995)	(171,359)	(65,004)	(422,286)	(342,824)	(203,025)	(149,294)	(214,360)
Net increase (decrease) in shares outstanding	8,823	(114,008)	34,956	(57,022)	(108,413)	(78,173)	(157,211)	74,326	21,661

* The Statements of Changes in Net Assets presented herein reflect the historical operating results of the Madison Mosaic Funds. See Note 1 for a discussion of the Funds’ reorganization.
[1] Prior to the close of business on April 19, 2013, the fund was known as the Government Fund. See Note 12.
[2] The fiscal year end of the Fund changed to October 31. Disclosure represents 1 month of information. See Note 12.
[3] Effective at the close of business on April 19, 2013, the fiscal year end of the Fund changed to October 31. Disclosure represents 10 months of information. See Note 12.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Statements of Changes in Net Assets

	High Quality Bond Fund*[1]			Core Bond Fund[2]		Corporate Bond Fund*[3]
	Year Ended October 31, 2013[4]	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended October 31, 2013[5]	Year Ended October 31, 2012	Year Ended October 31, 2013[4]	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Assets at beginning of period	$109,693,730	$104,848,636	$52,387,782	$126,245,592	$194,577,898	$ 19,812,541	$ 17,550,454	$ 1,069,104
Increase (decrease) in net assets from operations:
Net investment income	937,344	1,261,288	1,034,945	3,313,167	3,795,054	337,087	385,213	68,187
Net realized gain (loss)	485,009	667,181	(52,876)	943,321	3,140,346	(25,047)	47,118	20,796
Net change in unrealized appreciation (depreciation)	(1,499,017)	264,756	1,255,427	(6,261,697)	(1,952,463)	(615,077)	606,580	147,554
Net increase in net assets from operations	(76,664)	2,193,225	2,237,496	(2,005,209)	4,982,937	(303,037)	1,038,911	236,537
Distributions to shareholders from:
Net investment income
Class A	–	–	–	(1,048,053)	(1,068,087)	–	–	–
Class B	–	–	–	(90,408)	(95,578)	–	–	–
Class Y	(817,764)	(1,261,288)	(1,034,945)	(2,159,510)	(2,676,061)	(335,226)	(385,213)	(68,187)
Class R6	–	–	–	(131)	–	–	–	–
Net realized gains
Class Y	(228,548)	(385,849)	(59,296)	–	–	(38,809)	(8,314)	(23,110)
Total distributions	(1,046,312)	(1,647,137)	(1,094,241)	(3,298,102)	(3,839,726)	(374,035)	(393,527)	(91,297)
Capital Stock transactions:
Class A Shares
Shares sold				6,117,642	7,560,580
Issued to shareholders in reinvestment of distributions				990,178	1,004,430
Shares redeemed				(10,705,316)	(6,971,049)
Net increase (decrease) from capital stock transactions				(3,597,496)	1,593,961
Class B Shares
Shares sold				905,422	2,278,896
Issued to shareholders in reinvestment of distributions				89,203	94,633
Shares redeemed				(2,396,138)	(1,999,266)
Net increase (decrease) from capital stock transactions				(1,401,513)	374,263
Class Y Shares
Shares sold	72,721,520	31,070,711	57,572,393	60,487,970	9,859,822	1,021,608	1,595,553	17,067,503
Issued to shareholders in reinvestment of distributions	313,545	429,590	187,051	470,565	278,173	22,320	21,405	33,583
Shares redeemed	(48,918,123)	(27,201,295)	(6,441,845)	(23,118,119)	(81,581,736)	(436,656)	(255)	(764,976)
Net increase (decrease) from capital stock transactions	24,116,942	4,299,006	51,317,599	37,840,416	(71,443,741)	607,272	1,616,703	16,336,110
Class R6 Shares
Shares sold				10,280

Issued to shareholders in reinvestment of distributions				131
Net increase (decrease) from capital stock transactions				10,411
Total net increase (decrease) from capital stock transactions	24,116,942	4,299,006	51,317,599	32,851,818	(69,475,517)	607,272	1,616,703	16,336,110
Total increase (decrease) in net assets	22,993,966	4,845,094	52,460,854	27,548,507	(68,332,306)	(69,800)	2,262,087	16,481,350
Net Assets at end of period	132,687,696	109,693,730	104,848,636	153,794,099	126,245,592	19,742,741	19,812,541	17,550,454
Undistributed net investment income	$ 119,580	$ –	$ –	$ 17,205	$ 14,965	$ 1,856	$ –	$ –
Capital Share transactions:
Class A Shares
Shares sold				581,717	709,207
Issued to shareholders in reinvestment of distributions				95,192	94,226
Shares redeemed				(1,033,573)	(654,505)
Net increase (decrease) in shares outstanding				(356,664)	148,928
Class B Shares
Shares sold				85,970	213,572
Issued to shareholders in reinvestment of distributions				8,560	8,873
Shares redeemed				(231,432)	(187,778)
Net increase (decrease) in shares outstanding				(136,902)	34,667
Class Y Shares
Shares sold	6,574,908	2,766,242	5,176,600	5,888,491	927,096	91,150	138,008	1,525,450
Issued to shareholders in reinvestment of distributions	28,263	38,279	16,928	45,770	26,188	1,959	1,852	3,068
Shares redeemed	(4,409,816)	(2,418,194)	(580,883)	(2,212,704)	(7,673,765)	(39,008)	(22)	(70,047)
Net increase (decrease) in shares outstanding	2,193,355	386,327	4,612,645	3,721,557	(6,720,481)	54,101	139,838	1,458,471
Class R6 Shares
Shares sold				976
Issued to shareholders in reinvestment of distributions				13
Shares redeemed				–
Net increase in shares outstanding				989

* The Statements of Changes in Net Assets presented herein reflect the historical operating results of the Madison Mosaic Funds. See Note 1 for a discussion of the Funds’ reorganization.
[1] Prior to the close of business on April 19, 2013, the fund was known as the Institutional Bond Fund. See Note 12.
[2] Prior to February 28, 2013, the fund was known as the Bond Fund.
[3] Prior to the close of business on April 19, 2013, the fund was known as the Investment Grade Corporate Bond Fund. See Note 12.
[4] Effective at the close of business on April 19, 2013, the fiscal year end of the Fund changed to October 31. Disclosure represents 10 months of information. See Note 12.
[5] The Core Bond Fund Class R6 commenced investment operations at the close of business on April 19, 2013. See Note 12.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Statements of Changes in Net Assets

	High Income Fund		Diversified Income Fund		Equity Income Fund		Dividend Income Fund*
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013[1]	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Assets at beginning of period	$ 83,165,229	$109,894,185	$102,262,963	$ 88,819,418	$ 88,706,560	$ 67,466,736	$ 13,263,105	$ 11,188,990	$ 12,256,219
Increase (decrease) in net assets from operations:
Net investment income	3,494,494	6,568,390	1,851,627	1,931,077	61,767	71,096	224,734	244,281	128,629
Net realized gain (loss)	2,697,239	2,367,981	3,390,112	1,282,486	4,251,812	8,568,289	568,491	235,265	949,897
Net change in unrealized appreciation (depreciation)	(2,376,016)	556,083	8,185,648	5,385,049	3,247,317	(1,215,306)	2,558,889	781,331	(868,837)
Net increase in net assets from operations	3,815,717	9,492,454	13,427,387	8,598,612	7,560,896	7,424,079	3,352,114	1,260,877	209,689
Distributions to shareholders from:
Net investment income
Class A	(1,722,670)	(1,699,686)	(1,713,630)	(1,711,801)	(892)	–	–	–	–
Class B	(133,459)	(154,205)	(142,080)	(206,557)	–	–	–	–	–
Class C	–	–	(29,799)	(1,327)	–	–	–	–	–
Class Y	(1,973,374)	(4,841,184)	–	–	(61,813)	(46,384)	(214,322)	(244,281)	(128,629)
Class R6	–	–	–	–	(113)	–	–	–	–
Net realized gains		–			–	–	–	–	–
Class A	–	–	–	–	(624,953)	(425,229)	–	–	–
Class B	–	–	–	–	–	–	–	–	–
Class C	–	–	–	–	(98,599)	(8,339)	–	–	–
Class Y	–	–	–	–	(5,073,282)	(7,438,957)	–	(555,330)	(276,130)
Class R6	–	–	–	–	(9,841)	(2,058)	–	–	–
Total distributions	(3,829,503)	(6,695,075)	(1,885,509)	(1,919,685)	(5,869,493)	(7,920,967)	(214,322)	(799,611)	(404,759)
Capital Stock transactions:
Class A Shares
Shares sold	3,853,085	4,302,192	19,211,028	16,959,889	2,258,951	2,471,567
Issued to shareholders in reinvestment of distributions	1,417,390	1,394,116	1,682,354	1,676,783	615,714	408,292
Shares redeemed	(3,804,071)	(4,692,747)	(12,131,402)	(10,192,166)	(1,791,345)	(600,124)

Net increase from capital stock transactions	1,466,404	1,003,561	8,761,980	8,444,506	1,083,320	2,279,735
Class B Shares
Shares sold	402,209	828,079	2,997,466	2,570,360
Issued to shareholders in reinvestment of distributions	114,110	137,349	141,362	204,674
Shares redeemed	(947,516)	(1,095,552)	(4,651,903)	(5,382,351)
Net decrease from capital stock transactions	(431,197)	(130,124)	(1,513,075)	(2,607,317)
Class C Shares
Shares sold			5,580,463	928,648	1,638,719	528,648
Issued to shareholders in reinvestment of distributions			29,557	1,306	78,678	8,133
Shares redeemed			(114,032)	(2,525)	(20,703)	–
Net increase from capital stock transactions			5,495,988	927,429	1,696,694	536,781
Class Y Shares
Shares sold	4,295,011	3,503,814			13,315,193	46,994,347	3,351,462	2,158,121	430,035
Issued to shareholders in reinvestment of distributions	7,519	22,416			605,478	436,737	205,258	766,208	381,752
Shares redeemed	(39,944,200)	(33,926,002)			(67,867,077)	(28,612,946)	(1,299,804)	(1,311,480)	(1,683,946)
Net increase from capital stock transactions	(35,641,670)	(30,399,772)			(53,946,406)	18,818,138	2,256,916	1,612,849	(872,159)
Class R6 Shares
Shares sold					346,119	100,000
Issued to shareholders in reinvestment of distributions					9,954	2,058
Shares redeemed					(348,434)	–
Net increase from capital stock transactions					7,639	102,058
Total net increase from capital stock transactions	(34,606,463)	(29,526,335)	12,744,893	6,764,618	(51,158,753)	21,736,712	2,256,916	1,612,849	(872,159)

Total increase (decrease) in net assets	(34,620,249)	(26,728,956)	24,286,771	13,443,545	(49,467,350)	21,239,824	5,394,708	2,074,115	(1,067,229)
Net Assets at end of period	$ 48,544,980	$ 83,165,229	126,549,734	102,262,963	39,239,210	88,706,560	18,657,813	13,263,105	11,188,990
Undistributed net investment income (loss)	$ 10,901	$ 345,910	$ 1,909	$ 10,986	$ 23,425	$ 24,712	$ 10,412	$ –	$ –
Capital Share transactions:
Class A Shares
Shares sold	536,883	609,219	1,449,080	1,392,685	229,790	247,158
Issued to shareholders in reinvestment of distributions	198,809	197,816	127,456	137,621	63,661	41,590
Shares redeemed	(532,019)	(661,444)	(915,027)	(837,293)	(182,360)	(60,508)
Net increase in shares outstanding	203,673	145,591	661,509	693,013	111,091	228,240
Class B Shares
Shares sold	54,879	115,954	224,170	209,678
Issued to shareholders in reinvestment of distributions	15,690	19,195	10,704	16,747
Shares redeemed	(129,848)	(153,326)	(352,661)	(440,167)
Net decrease in shares outstanding	(59,279)	(18,177)	(117,787)	(213,742)
Class C Shares
Shares sold			414,839	73,355	168,023	53,328
Issued to shareholders in reinvestment of distributions			2,211	103	8,169	827
Shares redeemed			(8,422)	(200)	(2,095)	–
Net increase in shares outstanding			408,628	73,258	174,097	54,155
Class Y Shares
Shares sold	612,069	505,952			1,343,132	4,700,801	162,564	118,437	24,388
Issued to shareholders in reinvestment of distributions	1,066	3,306			62,139	44,135	9,979	42,399	22,148
Shares redeemed	(5,631,883)	(4,814,252)			(6,825,223)	(2,879,140)	(63,276)	(71,446)	(95,334)

Net increase (decrease) in shares outstanding	(5,018,748)	(4,304,994)	(5,419,952)	1,865,796	109,267	89,390	(48,798)
Class R6 Shares
Shares sold			35,019	10,288
Issued to shareholders in reinvestment of distributions			1,021	208
Shares redeemed			(35,019)	–
Net increase in shares outstanding			1,021	10,496

* The Statements of Changes in Net Assets presented herein reflect the historical operating results of the Madison Mosaic Funds. See Note 1 for a discussion of the Funds’ reorganization.
[1] Effective at the close of business on April 19, 2013, the fiscal year end of the Fund changed to October 31. Disclosure represents 10 months of information. See Note 12.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Statements of Changes in Net Assets

	Large Cap Value Fund		Investors Fund*			Large Cap Growth Fund		Mid Cap Fund*
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013[1,2,3]	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013[1,4]	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Assets at beginning of period	$148,849,589	139,813,547	$ 35,175,535	$ 36,338,819	$ 42,881,679	$119,512,186	$116,770,538	$173,283,378	$160,327,768	$159,413,393
Increase (decrease) in net assets from operations:
Net investment income (loss)	2,111,953	2,330,148	214,683	271,204	330,669	570,023	219,333	(792,271)	6,317	(312,288)
Net realized gain	9,181,786	5,413,750	7,490,857	2,058,621	2,427,210	9,063,438	3,134,792	29,382,601	10,532,602	13,451,723
Net change in unrealized appreciation (depreciation)	25,256,674	11,695,666	3,009,370	2,486,753	(2,846,126)	17,581,080	5,345,945	26,386,047	14,509,191	(4,808,581)
Net increase (decrease) in net assets from operations	36,550,413	19,439,564	10,714,910	4,816,578	(88,247)	27,214,541	8,700,070	54,976,377	25,048,110	8,330,854
Distributions to shareholders from:
Net investment income
Class A	(807,513)	(834,914)	–	–	–	(188,549)	(9)	–	–	–
Class B	(38,341)	(54,356)	–	–	–	(10,362)	–	–	–	–
Class Y	(1,508,749)	(1,426,893)	(188,838)	(271,204)	(330,669)	(391,738)	(79,708)	–	–	–
Class R6	–	–	–	–	–	–	–	–	(6,317)	–
Net realized gains
Class Y	–	–	–	–	–	–	–	(9,686,917)	(6,194,230)	–
Class R6	–	–	–	–	–	–	–	(283,380)	(173,726)	(6,784,343)
Total distributions	(2,354,603)	(2,316,163)	(188,838)	(271,204)	(330,669)	(590,649)	(79,717)	(9,970,297)	(6,374,273)	(6,784,343)
Capital Stock transactions:
Class A Shares
Shares sold	4,838,409	4,471,921	276,137			4,400,109	5,061,091	54,262,185
Issued to shareholders in reinvestment of distributions	794,950	819,618	–			185,813	9	–
Shares redeemed	(9,375,381)	(7,814,640)	–			(6,296,195)	(6,795,165)	(4,137,518)
Net increase (decrease) from capital stock transactions	(3,742,022)	(2,523,101)	276,137			(1,710,273)	(1,734,065)	50,124,667
Class B Shares
Shares sold	502,521	343,203				562,968	416,580	5,808,096
Issued to shareholders in reinvestment of distributions	37,946	53,910				10,310	–	–
Shares redeemed	(2,153,591)	(2,617,278)				(2,249,230)	(2,720,479)	(973,076)
Net increase (decrease) from capital stock transactions	(1,613,124)	(2,220,165)				(1,675,952)	(2,303,899)	4,835,020
Class Y Shares
Shares sold	38,252,441	10,978,450	172,020,254	1,414,571	2,916,555	30,433,194	15,807,505	114,318,929	45,976,991	45,366,790
Issued to shareholders in reinvestment of distributions	80,022	14,923	170,708	252,425	298,924	17,971	740	6,911,778	4,420,424	5,638,474
Shares redeemed	(11,546,565)	(14,337,466)	(21,653,836)	(7,375,654)	(9,339,423)	(16,844,570)	(17,648,986)	(71,438,065)	(61,089,654)	(51,637,400)
Net increase (decrease) from capital stock transactions	26,785,898	(3,344,093)	150,537,126	(5,708,658)	(6,123,944)	13,606,595	(1,840,741)	49,792,642	(10,692,239)	(632,136)
Class R6 Shares
Shares sold			7,164,547					454,776	4,793,969

Issued to shareholders in reinvestment of distributions			–					283,380	180,043
Shares redeemed			(956)					(193,315)	–
Net increase from capital stock transactions			7,163,591					544,841	4,974,012
Total net increase (decrease) from capital stock transactions	21,430,752	(8,087,359)	157,976,854	(5,708,658)	(6,123,944)	10,220,370	(5,878,705)	105,297,170	(5,718,227)	(632,136)
Total increase (decrease) in net assets	55,626,562	9,036,042	168,502,926	(1,163,284)	(6,542,860)	36,844,262	2,741,648	150,303,250	12,955,610	914,375
Net Assets at end of period	$204,476,151	$148,849,589	$203,678,461	$ 35,175,535	$ 36,338,819	$156,356,448	$119,512,186	$323,586,628	$173,283,378	$160,327,768
Undistributed net investment income (loss)	$ 1,632,373	$ 1,875,023	$ 25,845	$ –	$ –	$ 199,656	$ 220,282	$ (847,847)	$ –	$ –
Capital Share transactions:
Class A Shares
Shares sold	315,495	339,012	12,457			236,553	300,073	6,438,623
Issued to shareholders in reinvestment of distributions	57,647	65,517	–			10,797	1	–
Shares redeemed	(622,700)	(588,442)	–			(337,114)	(405,649)	(469,859)
Net increase (decrease) in shares outstanding	(249,558)	(183,913)	12,457			(89,764)	(105,575)	5,968,764
Class B Shares
Shares sold	33,548	26,209				33,629	27,187	761,432
Issued to shareholders in reinvestment of distributions	2,782	4,358				659	–	–
Shares redeemed	(144,053)	(200,764)				(133,338)	(177,945)	(121,045)
Net increase (decrease) in shares outstanding	(107,723)	(170,197)				(99,050)	(150,758)	640,387
Class Y Shares
Shares sold	2,431,628	824,369	7,820,487	79,305	174,182	1,539,165	935,714	20,312,512	3,647,804	3,775,539
Issued to shareholders in reinvestment of distributions	5,807	1,194	7,784	13,601	18,171	1,037	47	518,902	342,403	482,333
Shares redeemed	(724,300)	(1,087,426)	(1,005,484)	(413,818)	(567,726)	(896,915)	(1,038,659)	(7,369,410)	(4,789,291)	(4,270,190)
Net increase (decrease) in shares outstanding	1,713,135	(261,863)	6,822,787	(320,912)	(375,373)	643,287	(102,898)	13,462,004	(799,084)	(12,318)
Class R6 Shares
Shares sold			321,489					271,557	358,895
Issued to shareholders in reinvestment of distributions			–					21,195	13,889
Shares redeemed			(44)					(17,705)	–
Net increase in shares outstanding			321,445					275,047	372,784

* The Statements of Changes in Net Assets presented herein reflect the historical operating results of the Madison Mosaic Funds. See Note 1 for a discussion of the Funds’ reorganization.
[1] Effective at the close of business on April 19, 2013, the fiscal year end of the Fund changed to October 31. Disclosure represents 10 months of information. See Note 12.
[2] The Investors Fund Class A commenced investment operations at the close of business on September 20, 2013.
[3] For accounting purposes, the Investors Class R6 is treated as having commenced investment operations at the close of business September 20, 2013. See Note 12.
[4] For accounting purposes, the Mid Cap Fund Class A and B are treated as having commenced investment operations at the close of business on April 19, 2013. See Note 12.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Statements of Changes in Net Assets

	Small Cap Fund		NorthRoad International Fund*			International Stock Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013[1]	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Assets at beginning of period	$ 18,066,656	$ 20,505,842	$ 28,867,033	$ 1,620,854	$ 1,763,306	$ 47,501,195	$ 68,992,523
Increase (decrease) in net assets from operations:
Net investment income	72,547	139,649	513,156	463,747	6,986	598,103	665,605
Net realized gain (loss)	2,906,731	1,808,408	835,058	(65,728)	361,522	2,638,423	3,794,611
Net change in unrealized appreciation (depreciation)	5,709,276	545,958	3,688,558	2,035,365	(454,433)	8,001,581	344,807
Net increase (decrease) in net assets from operations	8,688,554	2,494,015	5,036,772	2,433,384	(85,925)	11,238,107	4,805,023
Distributions to shareholders from:
Net investment income
Class A	(29,464)	(2)	–	–	–	(243,677)	(424,281)
Class B	(487)	–	–	–	–	(16,140)	(56,775)
Class Y	(154,857)	(506)	–	(463,551)	(6,986)	(359,912)	(973,905)
Class R6	–	–	–	(196)	–	–	–
Net realized gains
Class A	(185,387)	(106,289)	–	–	–	–	–
Class B	(15,426)	(9,033)	–	–	–	–	–
Class Y	(721,797)	(533,628)	–	–	(380,990)	–	–
Total distributions	(1,107,418)	(649,458)	–	(463,747)	(387,976)	(619,729)	(1,454,961)
Capital Stock transactions:
Class A Shares
Shares sold	1,466,193	651,324				2,382,823	1,766,826
Issued to shareholders in reinvestment of distributions	214,851	106,290				240,555	418,874
Redemption fees	–	402				205	–
Shares redeemed	(2,176,957)	(342,284)				(3,521,199)	(3,314,254)
Net increase (decrease) from capital stock transactions	(495,913)	415,732				(897,616)	(1,128,554)
Class B Shares
Shares sold	138,984	49,659				273,668	180,977
Issued to shareholders in reinvestment of distributions	15,033	8,926				16,044	56,439
Shares redeemed	(67,676)	(30,124)				(1,137,148)	(1,117,821)
Net increase (decrease) from capital stock transactions	86,341	28,461				(847,436)	(880,405)
Class Y Shares
Shares sold	34,104,032	269,929	4,383,083	26,932,428	466,822	15,028,950	5,210,309
Issued to shareholders in reinvestment of distributions	110,137	–	–	55,504	387,975	41,891	7,305
Shares redeemed	(9,172,288)	(4,997,865)	(5,658,489)	(1,721,586)	(523,348)	(9,294,393)	(28,050,045)
Net increase (decrease) from capital stock transactions	25,041,881	(4,727,936)	(1,275,406)	25,266,346	331,449	5,776,448	(22,832,431)
Class R6 Shares
Shares sold				10,000
Issued to shareholders in reinvestment of distributions				196
Shares redeemed				–
Net increase from capital stock transactions				10,196
Total net increase (decrease) from capital stock transactions	24,632,309	(4,283,743)	(1,275,406)	25,276,542	331,449	4,031,396	(24,841,390)
Total increase (decrease) in net assets	32,213,445	(2,439,186)	3,761,366	27,246,179	(142,452)	14,649,774	(21,491,328)
Net Assets at end of period	$ 50,280,101	$ 18,066,656	$ 32,628,399	$ 28,867,033	$ 1,620,854	$ 62,150,969	$ 47,501,195

Undistributed net investment income (loss)	$ –	$ 123,791	$ 510,996	$ –	$ –	$ 552,418	$ 595,689
Capital Share transactions:
Class A Shares
Shares sold	113,157	57,143				201,197	173,514
Issued to shareholders in reinvestment of distributions	18,538	9,971				21,345	44,656
Shares redeemed	(158,501)	(30,008)				(298,940)	(326,980)
Net increase (decrease) in shares outstanding	(26,806)	37,106				(76,398)	(108,810)
Class B Shares
Shares sold	10,964	4,438				23,440	17,929
Issued to shareholders in reinvestment of distributions	1,333	857				1,447	6,108
Shares redeemed	(5,441)	(2,737)				(98,881)	(111,399)
Net increase (decrease) in shares outstanding	6,856	2,558				(73,994)	(87,362)
Class Y Shares
Shares sold	2,546,109	22,902	386,462	2,766,606	39,794	1,246,349	514,327
Issued to shareholders in reinvestment of distributions	9,519	–	–	5,342	42,087	3,720	780
Shares redeemed	(686,093)	(436,397)	(500,302)	(170,139)	(39,827)	(775,527)	(2,741,504)
Net increase (decrease) in shares outstanding	1,869,535	(413,495)	(113,840)	2,601,809	42,054	474,542	(2,226,397)
Class R6 Shares
Shares sold				1,008
Issued to shareholders in reinvestment of distributions				19
Shares redeemed				–
Net increase in shares outstanding				1,027

* The Statements of Changes in Net Assets presented herein reflect the historical operating results of the Madison Mosaic Funds. See Note 1 for a discussion of the Funds’ reorganization.
[1] Effective at the close of business on April 19, 2013, the fiscal year end of the Fund changed to October 31. Disclosure represents 10 months of information. See Note 12.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

	CONSERVATIVE ALLOCATION FUND
	CLASS A					CLASS B					CLASS C
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Net Asset Value at beginning of period	$10.43	$9.94	$10.02	$9.34	$8.53	$10.42	$9.94	$10.03	$9.34	$8.48	$10.43	$9.95	$10.04	$9.35	$8.48
Income from Investment Operations:
Net investment income[1]	0.22	0.24	0.25	0.27	0.24	0.15	0.16	0.17	0.20	0.18	0.16	0.16	0.19	0.20	0.16
Net realized and unrealized gain on investments	0.48	0.50	0.04	0.70	0.98	0.47	0.50	0.05	0.71	0.98	0.46	0.50	0.03	0.71	1.01
Total from investment operations	0.70	0.74	0.29	0.97	1.22	0.62	0.66	0.22	0.91	1.16	0.62	0.66	0.22	0.91	1.17
Less Distributions:
Distributions from net investment income	(0.450)	(0.250)	(0.370)	(0.290)	(0.410)	(0.330)	(0.180)	(0.310)	(0.220)	(0.300)	(0.330)	(0.180)	(0.310)	(0.220)	(0.300)
Total distributions	(0.450)	(0.250)	(0.370)	(0.290)	(0.410)	(0.330)	(0.180)	(0.310)	(0.220)	(0.300)	(0.330)	(0.180)	(0.310)	(0.220)	(0.300)
Net increase (decrease) in net asset value	0.25	0.49	(0.080)	0.68	0.81	0.29	0.48	(0.090)	0.69	0.86	0.29	0.48	(0.090)	0.69	0.87
Net Asset Value at end of period	$10.68	$10.43	$9.94	$10.02	$9.34	$10.71	$10.42	$9.94	$10.03	$9.34	$10.72	$10.43	$9.95	$10.04	$9.35
Total Return (%)[2]	6.90	7.60	3.00	10.58	14.91	6.05	6.75	2.19	9.87	14.09	6.05	6.75	2.19	9.86	14.21
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$42,353	$41,905	$35,293	$33,274	$27,225	$11,569	$9,521	$8,203	$8,363	$6,287	$16,787	$10,813	$5,846	$5,417	$3,412
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.92	1.45	1.45	1.45	1.45	1.68	1.45	1.45	1.45	1.45	1.87
After reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.70	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.09	2.34	2.40	2.79	2.80	1.29	1.61	1.67	2.04	2.16	1.22	1.49	1.76	2.03	2.03
Portfolio turnover (%)[3]	69	40	26	50	38	69	40	26	50	38	69	40	26	50	38

	MODERATE ALLOCATION FUND
	CLASS A					CLASS B					CLASS C
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Net Asset Value at beginning of period	$10.35	$9.76	$9.63	$8.77	$7.84	$10.29	$9.70	$9.58	$8.72	$7.80	$10.30	$9.71	$9.58	$8.72	$7.80
Income from Investment Operations:
Net investment income[1]	0.17	0.19	0.16	0.18	0.15	0.09	0.11	0.08	0.10	0.10	0.10	0.10	0.08	0.10	0.09
Net realized and unrealized gain on investments	1.23	0.63	0.22	0.83	0.93	1.23	0.63	0.21	0.84	0.92	1.22	0.64	0.22	0.84	0.93
Total from investment operations	1.40	0.82	0.38	1.01	1.08	1.32	0.74	0.29	0.94	1.02	1.32	0.74	0.30	0.94	1.02
Less Distributions:
Distributions from net investment income	(0.250)	(0.230)	(0.250)	(0.150)	(0.150)	(0.180)	(0.150)	(0.170)	(0.080)	(0.100)	(0.180)	(0.150)	(0.170)	(0.080)	(0.100)
Total distributions	(0.250)	(0.230)	(0.250)	(0.150)	(0.150)	(0.180)	(0.150)	(0.170)	(0.080)	(0.100)	(0.180)	(0.150)	(0.170)	(0.080)	(0.100)
Net increase in net asset value	1.15	0.59	0.13	0.86	0.93	1.14	0.59	0.12	0.86	0.92	1.14	0.59	0.13	0.86	0.92
Net Asset Value at end of period	$11.50	$10.35	$9.76	$9.63	$8.77	$11.43	$10.29	$9.70	$9.58	$8.72	$11.44	$10.30	$9.71	$9.58	$8.72
Total Return (%)[2]	13.87	8.55	3.97	11.68	14.12	12.98	7.77	3.19	10.78	13.20	12.97	7.77	3.19	10.89	13.20
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$104,849	$92,954	$84,321	$79,765	$64,631	$33,070	$29,821	$26,928	$25,002	$20,221	$7,347	$5,253	$3,939	$3,856	$3,094
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.78	1.45	1.45	1.45	1.45	1.53	1.45	1.45	1.45	1.45	1.74
After reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.70	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.55	1.86	1.64	1.98	1.93	0.82	1.11	0.88	1.24	1.26	0.82	1.02	0.90	1.23	0.98
Portfolio turnover (%)[3]	69	50	20	54	30	69	50	20	54	30	69	50	20	54	30

[1] Current year net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[2] Total return without applicable sales charge.
[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

	AGGRESSIVE ALLOCATION FUND
	CLASS A					CLASS B					CLASS C
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Net Asset Value at beginning of period	$10.01	$9.32	$9.04	$8.12	$7.16	$9.89	$9.23	$8.96	$8.05	$7.12	$9.90	$9.24	$8.97	$8.06	$7.12
Income from Investment Operations:
Net investment income (loss)[1]	0.12	0.12	0.07	0.09	0.08	0.04	0.05	0.004	0.03	0.03	0.05	0.03	(0.020)	0.03	0.01
Net realized and unrealized gain on investments	1.80	0.70	0.32	0.92	0.92	1.80	0.68	0.32	0.91	0.90	1.79	0.70	0.34	0.91	0.93
Total from investment operations	1.92	0.82	0.39	1.01	1.00	1.84	0.73	0.32	0.94	0.93	1.84	0.73	0.32	0.94	0.94
Less Distributions:
Distributions from net investment income	(0.210)	(0.130)	(0.110)	(0.090)	(0.040)	(0.140)	(0.070)	(0.050)	(0.030)	–	(0.140)	(0.070)	(0.050)	(0.030)	–
Total distributions	(0.210)	(0.130)	(0.110)	(0.090)	(0.040)	(0.140)	(0.070)	(0.050)	(0.030)	–	(0.140)	(0.070)	(0.050)	(0.030)	–
Net increase in net asset value	1.71	0.69	0.28	0.92	0.96	1.70	0.66	0.27	0.91	0.93	1.70	0.66	0.27	0.91	0.94
Net Asset Value at end of period	$11.72	$10.01	$9.32	$9.04	$8.12	$11.59	$9.89	$9.23	$8.96	$8.05	$11.60	$9.90	$9.24	$8.97	$8.06
Total Return (%)[2]	19.56	8.87	4.29	12.50	14.00	18.79	7.99	3.54	11.67	13.06	18.78	7.98	3.54	11.66	13.20
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$41,526	$33,282	$30,190	$27,823	$21,855	$12,365	$10,787	$9,975	$9,109	$7,518	$2,116	$1,099	$828	$508	$470
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	1.11	1.45	1.45	1.45	1.45	1.88	1.45	1.45	1.45	1.45	3.72
After reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.70	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.02	1.22	0.74	1.03	1.06	0.34	0.48	(0.00)[4]	0.30	0.44	0.10	0.32	(0.320)	0.34	0.28
Portfolio turnover (%)[3]	67	67	29	62	17	67	67	29	62	17	67	67	29	62	17

[1] Current year net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[2] Total return without applicable sales charge.
[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4] Amounts represent less than $0.005 per share.

	CASH RESERVES FUND
	CLASS A					CLASS B
	Year Ended October 31,					Year Ended October 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Net Asset Value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income (loss)[2]	0.001	0.001	0.001	(0.00)[1]	0.001	0.001	0.001	0.001	(0.00)[1]	0.001
Total from investment operations	0.001	0.001	0.001	(0.00)[1]	0.001	0.001	0.001	0.001	(0.00)[1]	0.001
Less Distributions:
Distributions from net investment income	–	–	–	–	(0.00)[1]	–	–	–	–	(0.00)[1]
Total distributions	–	–	–	–	(0.00)[1]	0.00	0.00	0.00	0.00	(0.00)[1]
Net increase (decrease) in net asset value	–	–	–	–	–	0.00	0.00	0.00	(0.00)[1]	(0.00)[1]
Net Asset Value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)[3]	0.00	0.00	0.00	0.00	0.07	0.00	0.00	0.00	0.00	0.01
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$24,552	$11,654	$12,298	$11,687	$13,690	$524	$826	$1,601	$2,056	$3,250
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.55	0.55	0.55	0.55	0.80	1.30	1.30	1.30	1.30	1.56
After reimbursement of expenses by Adviser (%)	0.094	0.084	0.104	0.144	0.33	0.104	0.074	0.104	0.144	0.40
Ratio of net investment income (loss) to average net assets
After reimbursement and waiver of expenses by Adviser (%)	(0.00)[4]	0.004	0.004	0.004	0.07	0.004	0.004	0.004	0.004	0.01

[1] Amounts represent less than $0.005 per share.
[2] Current year net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[3] Total return without applicable sales charge.
[4] Ratio is net of fees waived by the adviser and distributor (See Note 3).

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

	TAX-FREE VIRGINIA FUND*						TAX-FREE NATIONAL FUND*
	CLASS Y						CLASS Y
	Year Ended 10/31/13[6]	Year Ended September 30,					Year Ended 10/31/13[6]	Year Ended September 30,
		2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
Net Asset Value at beginning of period	$11.50	$12.24	$11.92	$11.98	$11.87	$11.01	$10.70	$11.44	$11.05	$11.16	$11.09	$10.34
Income from Investment Operations:
Net investment income[1]	0.03	0.32	0.35	0.35	0.37	0.37	0.03	0.32	0.33	0.34	0.36	0.37
Net realized and unrealized gain (loss) on investments	0.04	(0.650)	0.33	–	0.16	0.91	0.03	(0.660)	0.43	(0.020)	0.12	0.82
Total from investment operations	0.07	(0.330)	0.68	0.35	0.53	1.28	0.06	(0.340)	0.76	0.32	0.48	1.19
Less Distributions:
Distributions from net investment income	(0.030)	(0.320)	(0.350)	(0.350)	(0.370)	(0.370)	(0.030)	(0.320)	(0.330)	(0.340)	(0.360)	(0.370)
Distributions from capital gains	–	(0.090)	(0.010)	(0.060)	(0.050)	(0.050)	–	(0.080)	(0.040)	(0.090)	(0.050)	(0.070)
Total distributions	(0.030)	(0.410)	(0.360)	(0.410)	(0.420)	(0.420)	(0.030)	(0.400)	(0.370)	(0.430)	(0.410)	(0.440)
Net increase (decrease) in net asset value	0.04	(0.740)	0.32	(0.060)	0.11	0.86	0.03	(0.740)	0.39	(0.110)	0.07	0.75
Net Asset Value at end of period	$11.54	$11.50	$12.24	$11.92	$11.98	$11.87	$10.73	$10.70	$11.44	$11.05	$11.16	$11.09
Total Return (%)[2]	0.574	(2.770)	5.75	3.10	4.54	11.87	0.524	(3.030)	7.02	3.02	4.43	11.73
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$23,408	$23,215	$26,117	$25,009	$26,170	$25,883	$27,805	$28,328	$31,526	$31,319	$29,347	$29,143
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.855	0.85	0.98	1.03	1.03	1.03	0.855	0.85	1.00	1.06	1.06	1.06
After reimbursement of expenses by Adviser (%)	0.855	0.85	–	–	–	–	0.855	0.85	–	–	–	–
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.585	2.71	2.88	3.03	3.10	3.26	2.795	2.92	2.97	3.11	3.26	3.44
Portfolio turnover (%)[3]	–[4]	14	12	7	19	18	64	24	13	13	19	17

	GOVERNMENT BOND FUND*						HIGH QUALITY BOND FUND*
	CLASS Y						CLASS Y
	Year Ended 10/31/13[7]	Year Ended December 31,					Year Ended 10/31/13[7]	Year Ended December 31,
		2012	2011	2010	2009	2008		2012	2011	2010	2009	2008
Net Asset Value at beginning of period	$10.80	$10.82	$10.72	$10.63	$10.81	$10.30	$11.21	$11.15	$10.94	$10.68	$10.47	$10.41
Income from Investment Operations:
Net investment income[1]	0.11	0.15	0.20	0.26	0.27	0.32	0.09	0.13	0.16	0.19	0.20	0.48
Net realized and unrealized gain (loss) on investments	(0.150)	0.01	0.19	0.10	(0.150)	0.51	(0.130)	0.10	0.22	0.27	0.21	0.16
Total from investment operations	(0.040)	0.16	0.39	0.36	0.12	0.83	0.04	0.23	0.38	0.46	0.41	0.64
Less Distributions:
Distributions from net investment income	(0.110)	(0.150)	(0.200)	(0.260)	(0.270)	(0.320)	(0.080)	(0.130)	(0.160)	(0.190)	(0.200)	(0.480)
Distributions from capital gains	–	(0.030)	(0.090)	(0.010)	(0.030)	–	(0.020)	(0.040)	(0.010)	(0.010)	–	(0.100)
Total distributions	(0.110)	(0.180)	(0.290)	(0.270)	(0.300)	(0.320)	(0.100)	(0.170)	(0.170)	(0.200)	(0.200)	(0.580)
Net increase (decrease) in net asset value	(0.150)	(0.020)	0.10	0.09	(0.180)	0.51	(0.140)	0.06	0.21	0.26	0.21	0.06
Net Asset Value at end of period	$10.65	$10.80	$10.82	$10.72	$10.63	$10.81	$11.07	$11.21	$11.15	$10.94	$10.68	$10.47
Total Return (%)[2]	(0.41)[4]	1.44	3.65	3.40	1.19	8.17	(0.35)[4]	2.04	3.53	4.35	3.99	6.30
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$4,364	$6,123	$5,328	$5,048	$4,300	$5,071	$132,688	$109,694	$104,849	$52,388	$26,382	$2,155
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.655	0.61	0.69	0.68	0.69	0.78	0.495	0.49	0.49	0.49	0.49	0.56
After reimbursement of expenses by Adviser (%)	0.555	0.61	–	–	–	–	0.495	–	–	–	–	–
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.145	1.38	1.81	2.39	2.55	3.00	0.995	1.15	1.48	1.76	2.21	3.70
Portfolio turnover (%)[3]	144	23	45	20	38	67	304	29	9	21	11	73

* The Financial Highlights presented herein reflect the historical operating results of the Madison Mosaic Funds. See Note 1 for a discussion of the Funds’ reorganization.
[1] Current year net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[2] Total return without applicable sales charge.
[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4] Not annualized.
[5] Annualized.
[6] Effective at the close of business on April 19, 2013, the fiscal year end of the Fund changed to October 31. Disclosure represents 1 months of information. See Note 12.
[7] Effective at the close of business on April 19, 2013, the fiscal year end of the Fund changed to October 31. Disclosure represents 10 months of information. See Note 12.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

	CORE BOND FUND
	CLASS A					CLASS B
	Year Ended October 31,					Year Ended October 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Net Asset Value at beginning of period	$10.66	$10.59	$10.46	$10.11	$9.48	$10.67	$10.59	$10.46	$10.12	$9.48
Income from Investment Operations:
Net investment income[1]	0.26	0.26	0.26	0.25	0.30	0.18	0.18	0.19	0.17	0.23
Net realized and unrealized gain (loss) on investments	(0.460)	0.07	0.13	0.35	0.63	(0.460)	0.08	0.12	0.34	0.64
Total from investment operations	(0.200)	0.33	0.39	0.60	0.93	(0.280)	0.26	0.31	0.51	0.87
Less Distributions:
Distributions from net investment income	(0.250)	(0.260)	(0.260)	(0.250)	(0.300)	(0.170)	(0.180)	(0.180)	(0.170)	(0.230)
Total distributions	(0.250)	(0.260)	(0.260)	(0.250)	(0.300)	(0.170)	(0.180)	(0.180)	(0.170)	(0.230)
Net increase (decrease) in net asset value	(0.450)	0.07	0.13	0.35	0.63	(0.450)	0.08	0.13	0.34	0.64
Net Asset Value at end of period	$10.21	$10.66	$10.59	$10.46	$10.11	$10.22	$10.67	$10.59	$10.46	$10.12
Total Return (%)[2]	(1.920)	3.11	3.81	5.97	9.91	(2.650)	2.43	3.04	5.08	9.20
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$40,104	$45,671	$43,775	$44,238	$44,099	$4,433	$6,088	$5,678	$8,388	$9,363
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.90	0.90	0.90	0.90	0.94	1.65	1.65	1.65	1.65	1.69
After reimbursement of expenses by Adviser (%)	0.90	0.90	0.90	0.90	0.90	1.65	1.65	1.65	1.65	1.65
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.42	2.41	2.54	2.42	3.04	1.68	1.66	1.78	1.68	2.37
Portfolio turnover (%)[3]	24	6	12	7	37	24	6	12	7	37

	CORE BOND FUND						CORPORATE BOND FUND*
	CLASS Y					CLASS R6	CLASS Y
	Year Ended October 31,					Inception to 10/31/13[6]	Year Ended 10/31/13[8]	Year Ended December 31,
	2013	2012	2011	2010	2009			2012	2011	2010	2009	2008
Net Asset Value at beginning of period	$10.64	$10.58	$10.46	$10.11	$9.47	$10.53	$11.67	$11.27	$10.81	$10.68	$10.16	$10.26
Income from Investment Operations:
Net investment income[1]	0.28	0.29	0.29	0.27	0.32	0.14	0.19	0.24	0.22	0.48	0.53	0.52
Net realized and unrealized gain (loss) on investments	(0.450)	0.06	0.12	0.35	0.64	(0.340)	(0.380)	0.39	0.61	0.13	0.52	(0.090)
Total from investment operations	(0.170)	0.35	0.41	0.62	0.96	(0.200)	(0.190)	0.63	0.83	0.61	1.05	0.43
Less Distributions:
Distributions from net investment income	(0.280)	(0.290)	(0.290)	(0.270)	(0.320)	(0.130)	(0.190)	(0.230)	(0.360)	(0.480)	(0.530)	(0.520)
Distributions from capital gains	–	–	–	–	–	–	(0.020)	0.007	(0.010)	–	–	(0.010)
Total distributions	(0.280)	(0.290)	(0.290)	(0.270)	(0.320)	(0.130)	(0.210)	(0.230)	(0.370)	(0.480)	(0.530)	(0.530)
Net increase (decrease) in net asset value	(0.450)	0.06	0.12	0.35	0.64	(0.330)	(0.400)	0.40	0.46	0.13	0.52	(0.100)
Net Asset Value at end of period	$10.19	$10.64	$10.58	$10.46	$10.11	$10.20	$11.27	$11.67	$11.27	$10.81	$10.68	$10.16
Total Return (%)[2]	(1.650)	3.36	4.03	6.23	10.30	(1.86)[4]	(1.58)[4]	5.72	7.83	5.81	10.58	4.29
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$109,247	$74,486	$145,125	$164,190	$147,145	$10	$19,743	$19,813	$17,550	$1,069	$987	$948
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.65	0.65	0.65	0.65	0.69	0.535	0.655	0.67	0.69	0.06	–	–
After reimbursement of expenses by Adviser (%)	0.65	0.65	0.65	0.65	0.65	0.535	0.655	–	–	–	–	–
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.64	2.64	2.79	2.67	3.28	2.715	2.055	2.04	1.98	4.44	5.05	5.21
Portfolio turnover (%)[3]	24	6	12	7	37	244	104	11	10	14	18	5

* The Financial Highlights presented herein reflect the historical operating results of the Madison Mosaic Funds. See Note 1 for a discussion of the Funds’ reorganization.
[1] Current year net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[2] Total return without applicable sales charge.
[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4] Not annualized.
[5] Annualized.
[6] Commenced investment operations at the close of business on April 19, 2013.
[7] Amounts represent less than $0.005 per share.
[8] Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information. See Note 12.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

	HIGH INCOME FUND
	CLASS A					CLASS B					CLASS Y
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Net Asset Value at beginning of period	$7.15	$6.95	$7.10	$6.66	$5.57	$7.26	$7.05	$7.19	$6.74	$5.63	$7.10	$6.92	$7.09	$6.65	$5.56
Income from Investment Operations:
Net investment income[1]	0.41	0.45	0.48	0.51	0.46	0.37	0.40	0.44	0.46	0.44	0.45	0.47	0.49	0.52	0.47
Net realized and unrealized gain (loss) on investments	0.03	0.20	(0.160)	0.43	1.09	0.03	0.20	(0.170)	0.44	1.09	0.01	0.19	(0.160)	0.44	1.10
Total from investment operations	0.44	0.65	0.32	0.94	1.55	0.40	0.60	0.27	0.90	1.53	0.46	0.66	0.33	0.96	1.57
Less Distributions:
Distributions from net investment income	(0.440)	(0.450)	(0.470)	(0.500)	(0.460)	(0.360)	(0.390)	(0.410)	(0.450)	(0.420)	(0.470)	(0.480)	(0.500)	(0.520)	(0.480)
Total distributions	(0.440)	(0.450)	(0.470)	(0.500)	(0.460)	(0.360)	(0.390)	(0.410)	(0.450)	(0.420)	(0.470)	(0.480)	(0.500)	(0.520)	(0.480)
Net increase (decrease) in net asset value	(0.00)[4]	0.20	(0.150)	0.44	1.09	0.04	0.21	(0.140)	0.45	1.11	(0.010)	0.18	(0.170)	0.44	1.09
Net Asset Value at end of period	$7.15	$7.15	$6.95	$7.10	$6.66	$7.30	$7.26	$7.05	$7.19	$6.74	$7.09	$7.10	$6.92	$7.09	$6.65
Total Return (%)[2]	6.29	9.67	4.61	14.73	28.98	5.60	8.74	3.89	13.86	28.08	6.68	9.92	4.81	15.04	29.35
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$28,530	$27,061	$25,299	$24,986	$25,684	$2,566	$2,983	$3,023	$4,571	$4,711	$17,449	$53,121	$81,572	$94,907	$80,394
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.00	1.00	1.00	1.00	1.05	1.75	1.75	1.75	1.75	1.81	0.75	0.75	0.75	0.75	0.80
After reimbursement of expenses by Adviser (%)	1.00	1.00	1.00	1.00	1.00	1.75	1.75	1.75	1.75	1.75	0.75	0.75	0.75	0.75	0.75
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	5.63	6.35	6.73	7.38	7.78	4.89	5.60	6.01	6.62	7.01	5.95	6.61	7.00	7.61	8.04
Portfolio turnover (%)[3]	28	36	55	47	73	28	36	55	47	73	28	36	55	47	73

[1] Current year net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[2] Total return without applicable sales charge.
[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4] Amounts represent less than $0.005 per share.

	DIVERSIFIED INCOME FUND
	CLASS A					CLASS B					CLASS C
	Year Ended October 31,					Year Ended October 31,					Year Ended 10/31/13	Inception to 10/31/12[1]
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Net Asset Value at beginning of period	$12.54	$11.68	$11.16	$10.17	$9.92	$12.61	$11.74	$11.22	$10.22	$9.96	$12.61	$12.53
Income from Investment Operations:
Net investment income[2]	0.24	0.26	0.29	0.34	0.38	0.13	0.18	0.20	0.26	0.32	0.13	0.04
Net realized and unrealized gain on investments	1.35	0.86	0.52	0.98	0.28	1.37	0.86	0.52	0.99	0.28	1.36	0.08
Total from investment operations	1.59	1.12	0.81	1.32	0.66	1.50	1.04	0.72	1.25	0.60	1.49	0.12
Less Distributions:
Distributions from net investment income	(0.240)	(0.260)	(0.290)	(0.330)	(0.410)	(0.130)	(0.170)	(0.200)	(0.250)	(0.340)	(0.130)	(0.040)
Total distributions	(0.240)	(0.260)	(0.290)	(0.330)	(0.410)	(0.130)	(0.170)	(0.200)	(0.250)	(0.340)	(0.130)	(0.040)
Net increase in net asset value	1.35	0.86	0.52	0.99	0.25	1.37	0.87	0.52	1.00	0.26	1.36	0.08
Net Asset Value at end of period	$13.89	$12.54	$11.68	$11.16	$10.17	$13.98	$12.61	$11.74	$11.22	$10.22	$13.97	$12.61
Total Return (%)[3]	12.76	9.69	7.32	13.15	7.07	11.99	8.89	6.47	12.35	6.24	11.91	0.945
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$105,521	$86,952	$72,913	$73,040	$71,014	$14,297	$14,387	$15,906	$18,511	$18,322	$6,732	$924
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.10	1.10	1.10	1.10	1.27	1.85	1.85	1.85	1.85	2.04	1.84	1.836
After reimbursement of expenses by Adviser (%)	1.10	1.10	1.10	1.10	1.10	1.85	1.85	1.85	1.85	1.85	1.84	1.836
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.75	2.14	2.51	3.10	3.98	1.01	1.42	1.77	2.35	3.33	0.88	0.836
Portfolio turnover (%)[4]	18	21	17	24	28	18	21	17	24	28	18	21

[1] Commenced investment operations July 31, 2012.
[2] Current year net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[3] Total return without applicable sales charge.
[4] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[5] Not annualized.
[6] Annualized.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

	EQUITY INCOME FUND
	CLASS A				CLASS C		CLASS Y				CLASS R6
	Year Ended October 31,			Inception to 10/31/10[1]	Year Ended 10/31/13	Inception to 10/31/12[8]	Year Ended October 31,			Inception to 10/31/10[1]	Year Ended 10/31/13	Inception to 10/31/12[8]
	2013	2012	2011				2013	2012	2011
Net Asset Value at beginning of period	$9.76	$9.76	$10.27	$10.00	$9.74	$9.66	$9.82	$9.81	$10.29	$10.00	$9.82	$9.72
Income from Investment Operations:
Net investment income (loss)[2]	0.02	0.007	0.007	(0.040)	0.20	0.007	(0.280)	0.007	0.03	(0.040)	0.04	0.007
Net realized and unrealized gain on investments	1.12	0.82	0.50	0.71	0.86	0.28	1.45	0.84	0.50	0.73	1.14	0.30
Total from investment operations	1.14	0.82	0.50	0.67	1.06	0.28	1.17	0.84	0.53	0.69	1.18	0.30
Less Distributions:
Distributions from net investment income	(0.600)	–	–	–	(0.600)	–	(0.600)	(0.020)	–	–	(0.600)	–
Distributions from capital gains	(0.310)	(0.820)	(1.010)	(0.400)	(0.310)	(0.200)	(0.310)	(0.810)	(1.010)	(0.400)	(0.310)	(0.200)
Total distributions	(0.910)	(0.820)	(1.010)	(0.400)	(0.910)	(0.200)	(0.910)	(0.830)	(1.010)	(0.400)	(0.910)	(0.200)
Net increase (decrease) in net asset value	0.23	–	(0.510)	0.27	0.15	0.08	0.26	0.01	(0.480)	0.29	0.27	0.10
Net Asset Value at end of period	$9.99	$9.76	$9.76	$10.27	$9.89	$9.74	$10.08	$9.82	$9.81	$10.29	$10.09	$9.82
Total Return (%)[3]	12.29	8.61	5.22	7.03	11.444	2.884	12.604	8.73	5.51	7.23	12.75	3.074
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$7,559	$6,297	$4,072	$2,886	$2,258	$527	$29,307	$81,779	$63,395	$32,634	$116	103
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.255	1.24	1.25	1.25	2.005	1.965	1.005	1.00	1.00	1.00	0.875	0.865
After reimbursement of expenses by Adviser (%)	1.255	1.24	1.25	1.25	2.005	1.965	1.005	1.00	1.00	1.00	0.875	0.865
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.12)[5]	(0.150)	(0.440)	(0.640)	(0.91)[5]	(0.89)[5]	0.145	0.09	(0.150)	(0.460)	0.215	0.175
Portfolio turnover (%)[6]	1,004	84	107	58	1,004	84	1,004	84	107	58	1,004	844

[1] Fund was seeded on October 31, 2009.
[2] Current year net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[3] Total return without applicable sales charge.
[4] Not annualized.
[5] Annualized.
[6] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[7] Amounts represent less than $0.005 per share.
[8] Commenced investment operations July 31, 2012.

	DIVIDEND INCOME FUND*
	CLASS Y
	Year Ended 10/31/13[6]	Year Ended December 31,
		2012	2011	2010	2009	2008
Net Asset Value at beginning of period	$17.90	$17.17	$17.50	$16.39	$13.29	$17.62
Income from Investment Operations:
Net investment income[1]	0.28	0.36	0.20	0.19	0.17	0.25
Net realized and unrealized gain (loss) on investments	4.03	1.50	0.10	1.11	3.10	(3.720)
Total from investment operations	4.31	1.86	0.30	1.30	3.27	(3.470)
Less Distributions:
Distributions from net investment income	(0.270)	(0.350)	(0.200)	(0.190)	(0.170)	(0.250)
Distributions from capital gains	–	(0.780)	(0.430)	–	–	(0.610)
Total distributions	(0.270)	(1.130)	(0.630)	(0.190)	(0.170)	(0.860)
Net increase (decrease) in net asset value	4.04	0.73	(0.330)	1.11	–	–
Net Asset Value at end of period	$21.94	$17.90	$17.17	$17.50	$16.39	$13.29
Total Return (%)[2]	24.184	10.86	1.73	8.02	24.82	(19.920)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$18,658	$13,263	$11,189	$12,256	$12,119	$10,139
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.105	1.17	1.25	1.24	1.25	1.24
After reimbursement of expenses by Adviser (%)	0.955	1.09	–	–	–	–
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.665	1.95	–	–	–	–
Portfolio turnover (%)[3]	164	61	56	39	57	50

* The Financial Highlights presented herein reflect the historical operating results of the Madison Mosaic Funds. See Note 1 for a discussion of the Funds’ reorganization.
[1] Current year net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[2] Total return without applicable sales charge.
[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4] Not annualized.
[5] Annualized.
[6] Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information. See Note 12.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

	LARGE CAP VALUE FUND
	CLASS A					CLASS B					CLASS Y
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Net Asset Value at beginning of period	$13.99	$12.42	$11.40	$10.57	$10.60	$13.74	$12.21	$11.20	$10.38	$10.42	$14.01	$12.44	$11.42	$10.58	$10.62
Income from Investment Operations:
Net investment income[1]	0.18	0.21	0.18	0.12	0.20	0.12	0.16	0.12	0.06	0.19	0.19	0.22	0.23	0.15	0.18
Net realized and unrealized gain (loss) on investments	3.07	1.55	0.98	0.85	(0.010)	2.98	1.47	0.94	0.82	(0.080)	3.10	1.57	0.97	0.86	0.03
Total from investment operations	3.25	1.76	1.16	0.97	0.19	3.10	1.63	1.06	0.88	0.11	3.29	1.79	1.20	1.01	0.21
Less Distributions:
Distributions from net investment income	(0.200)	(0.190)	(0.140)	(0.140)	(0.220)	(0.100)	(0.100)	(0.050)	(0.060)	(0.150)	(0.240)	(0.220)	(0.180)	(0.170)	(0.250)
Total distributions	(0.200)	(0.190)	(0.140)	(0.140)	(0.220)	(0.100)	(0.100)	(0.050)	(0.060)	(0.150)	(0.240)	(0.220)	(0.180)	(0.170)	(0.250)
Net increase (decrease) in net asset value	3.05	1.57	1.02	0.83	(0.030)	3.00	1.53	1.01	0.82	(0.040)	3.05	1.57	1.02	0.84	(0.040)
Net Asset Value at end of period	$17.04	$13.99	$12.42	$11.40	$10.57	$16.74	$13.74	$12.21	$11.20	$10.38	$17.06	$14.01	$12.44	$11.42	$10.58
Total Return (%)[2]	23.58	14.37	10.27	9.22	2.08	22.69	13.41	9.52	8.45	1.23	23.86	14.64	10.53	9.58	2.24
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$67,048	$58,537	$54,271	$53,520	$54,242	$5,222	$5,768	$7,199	$8,863	$9,637	$132,206	$84,545	$78,344	$90,233	$80,167
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.16	1.16	1.16	1.16	1.19	1.91	1.91	1.91	1.91	1.95	0.91	0.91	0.91	0.91	0.93
After reimbursement of expenses by Adviser (%)	1.16	1.16	1.16	1.16	1.18	1.91	1.91	1.91	1.91	1.94	0.91	0.91	0.91	0.91	0.93
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.12	1.51	1.44	1.07	2.00	0.40	0.79	0.70	0.31	1.36	1.33	1.76	1.69	1.31	2.12
Portfolio turnover (%)[3]	33	25	39	70	86	33	25	39	70	86	33	25	39	70	86

[1] Current year net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[2] Total return without applicable sales charge.
[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	INVESTORS FUND*
	CLASS A	CLASS Y						CLASS R6
	Inception to 10/31/13[6]	Year Ended 10/31/13[7]	Year Ended December 31,					Inception to 10/31/13[6]
			2012	2011	2010	2009	2008
Net Asset Value at beginning of period	$22.06	$18.56	$16.40	$16.55	$15.07	$11.31	$18.44	$22.06
Income from Investment Operations:
Net investment income[1]	–	0.10	0.13	0.15	0.09	0.05	0.08	–
Net realized and unrealized gain (loss) on investments	0.43	3.94	2.17	(0.150)	1.48	3.76	(6.280)	0.45
Total from investment operations	0.43	4.04	2.30	–	1.57	3.81	(6.200)	0.45
Less Distributions:
Distributions from net investment income	–	(0.100)	(0.140)	(0.150)	(0.090)	(0.050)	(0.080)	–
Distributions from capital gains	–	–	–	–	–	–	(0.850)	–
Total distributions	–	(0.100)	(0.140)	(0.150)	(0.090)	(0.050)	(0.930)	–
Net increase (decrease) in net asset value	0.43	3.94	2.16	(0.150)	1.48	3.76	(7.130)	0.45
Net Asset Value at end of period	$22.49	$22.50	$18.56	$16.40	$16.55	$15.07	$11.31	$22.51
Total Return (%)[2]	1.954	21.784	14.05	–	10.44	33.73	(33.400)	2.044
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$280	$196,164	$35,176	$36,339	$42,882	$39,684	$28,030	$7,234
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.205	1.045	1.05	0.99	0.99	1.00	1.05	0.655
After reimbursement of expenses by Adviser (%)	1.065	0.895	0.97	–	–	–	–	0.565
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.22)[5]	0.415	0.75	–	–	–	–	0.235
Portfolio turnover (%)[3]	344	344	47	36	41	74	47	344

* The Financial Highlights presented herein reflect the historical operating results of the Madison Mosaic Funds. See Note 1 for a discussion of the Funds’ reorganization.
[1] Current year net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[2] Total return without applicable sales charge.
[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4] Not annualized.
[5] Annualized.
[6] Commenced investment operations September 20, 2013.
[7] Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information. See Note 12.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

	LARGE CAP GROWTH FUND
	CLASS A					CLASS B					CLASS Y
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Net Asset Value at beginning of period	$17.18	$16.00	$15.20	$13.15	$11.07	$15.61	$14.64	$13.99	$12.16	$10.30	$17.33	$16.11	$15.30	$13.23	$11.14
Income from Investment Operations:
Net investment income (loss)[2]	0.07	0.01	(0.010)	0.02	0.05	(0.120)	(0.120)	(0.130)	(0.080)	(0.020)	0.11	0.06	0.04	0.07	0.06
Net realized and unrealized gain on investments	3.88	1.17	0.83	2.08	2.05	3.56	1.09	0.78	1.91	1.88	3.91	1.18	0.82	2.08	2.07
Total from investment operations	3.95	1.18	0.82	2.10	2.10	3.44	0.97	0.65	1.83	1.86	4.02	1.24	0.86	2.15	2.13
Less Distributions:
Distributions from net investment income	(0.070)	–	(0.020)	(0.050)	(0.020)	(0.030)	–	–	–	–	(0.110)	(0.020)	(0.050)	(0.080)	(0.040)
Total distributions	(0.070)	–	(0.020)	(0.050)	(0.020)	(0.030)	–	–	–	–	(0.110)	(0.020)	(0.050)	(0.080)	(0.040)
Net increase in net asset value	3.88	1.18	0.80	2.05	2.08	3.41	0.97	0.65	1.83	1.86	3.91	1.22	0.81	2.07	2.09
Net Asset Value at end of period	$21.06	$17.18	$16.00	$15.20	$13.15	$19.02	$15.61	$14.64	$13.99	$12.16	$21.24	$17.33	$16.11	$15.30	$13.23
Total Return (%)[3]	23.05	7.38	5.39	15.96	18.99	22.08	6.63	4.65	15.05	18.06	23.33	7.72	5.63	16.26	19.26
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$59,187	$49,824	$48,068	$48,389	$45,398	$5,102	$5,731	$7,581	$9,698	$9,665	$92,067	$63,956	$61,122	$94,475	$106,390
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.20	1.20	1.20	1.20	1.31	1.95	1.95	1.95	1.95	2.07	0.95	0.95	0.95	0.95	1.06
After reimbursement of expenses by Adviser (%)	1.20	1.20	1.20	1.20	1.20	1.95	1.95	1.95	1.95	1.95	0.95	0.95	0.95	0.95	0.95
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.34	0.08	(0.050)	0.13	0.41	(0.370)	(0.680)	(0.790)	(0.620)	(0.300)	0.57	0.33	0.22	0.38	0.63
Portfolio turnover (%)[6]	58	71	77	79	105	58	71	77	79	105	58	71	77	79	105

	MID CAP FUND*
	CLASS A	CLASS B	CLASS Y						CLASS R6
	Inception to 10/31/13[1]	Inception to 10/31/13[1]	Year Ended 10/31/13[8]	Year Ended December 31,					Year Ended 10/31/13[9]	Year Ended 12/31/12[7,9]
				20,127	20,117	20,107	20,097	20,087
Net Asset Value at beginning of period	$8.41	$7.62	$8.31	$7.45	$7.40	$6.11	$4.91	$8.23	$8.30	$7.42
Income from Investment Operations:
Net investment income (loss)[2]	(0.030)	(0.060)	(0.020)	–	(0.010)	(0.020)	(0.020)	(0.020)	0.01	0.08
Net realized and unrealized gain (loss) on investments	1.10	0.99	2.11	1.17	0.39	1.31	1.22	(3.010)	2.11	1.12
Total from investment operations	1.07	0.93	2.09	1.17	0.38	1.29	1.20	(3.030)	2.12	1.20
Less Distributions:
Distributions from net investment income	–	–	–	–	–	–	–	–	–	(0.010)
Distributions from capital gains	–	–	(0.740)	(0.310)	(0.330)	–	–	(0.290)	(0.740)	(0.310)
Total distributions	–	–	(0.740)	(0.310)	(0.330)	–	–	(0.290)	(0.740)	(0.320)
Net increase (decrease) in net asset value	1.07	0.93	1.35	0.86	0.05	1.29	1.20	(3.320)	1.38	0.88
Net Asset Value at end of period	$9.48	$8.55	$9.66	$8.31	$7.45	$7.40	$6.11	$4.91	$9.68	$8.30
Total Return (%)[3]	12.724	12.204	22.684	15.69	5.10	21.15	24.51	(36.610)	23.054	7.34
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$56,578	$5,476	$255,263	$168,428	$160,328	$159,413	$140,548	$88,964	$6,270	$4,856
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.405	2.155	1.155	1.20	1.25	1.25	1.26	1.26	0.775	0.765
After reimbursement of expenses by Adviser (%)	1.405	2.155	1.155	–	–	–	–	–	0.775	–
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.64)[5]	(1.39)[5]	(0.29)[5]	0.00	(0.200)	(0.260)	(0.360)	(0.330)	0.115	1.195
Portfolio turnover (%)[6]	214	214	214	28	32	57	63	76	214	284

* The Financial Highlights presented herein reflect the historical operating results of the Madison Mosaic Funds. See Note 1 for a discussion of the Funds’ reorganization.
[1] For accounting purposes, the Mid-Cap Fund Class A & B are treated as having commenced investment operations at the close of business on April 19, 2013. See Note 12.
[2] Current year net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[3] Total return without applicable sales charge.
[4] Not annualized.
[5] Annualized.
[6] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[7] The financial highlights prior to April 22, 2013 are those of the Madison Mosaic Mid Cap Fund, the accounting survivor of the reorganization of the Madison Mid Cap and Madison Mosaic Mid Cap Funds. The net asset values and other per share information of the Madison Mosaic Mid Cap Fund have been restated by the conversion ratio of 1.5634 for Class Y shares and 1.5696 for Class R6 shares to reflect those of the legal survivor of the reorganization, the Madison Mosaic Mid Cap Fund, which was renamed the Madison Mid Cap Fund after the reorganization.

[8] Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information. See Note 12.
[9] Commenced investment operations February 29, 2012.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

	SMALL CAP FUND
	CLASS A					CLASS B					CLASS Y
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Net Asset Value at beginning of period	$11.81	$10.79	$9.93	$8.24	$7.29	$11.45	$10.55	$9.78	$8.18	$7.24	$11.82	$10.77	$9.91	$8.22	$7.31
Income from Investment Operations:
Net investment income (loss)[1]	0.02	0.06	0.04	0.004	0.03	(0.060)	(0.020)	(0.060)	(0.070)	(0.020)	0.02	0.10	0.07	0.03	0.05
Net realized and unrealized gain on investments	3.68	1.31	0.86	1.70	0.94	3.56	1.27	0.86	1.67	0.94	3.71	1.30	0.85	1.69	0.92
Total from investment operations	3.70	1.37	0.90	1.70	0.97	3.50	1.25	0.80	1.60	0.92	3.73	1.40	0.92	1.72	0.97
Redemption Fees (see Note 2)	–	–	0.01	–	–	–	–	–	–	–	–	–	–	–	–
Less Distributions:
Distributions from net investment income	(0.090)	–	(0.050)	(0.010)	(0.020)	(0.020)	–	(0.030)	–	–	(0.120)	–	(0.060)	(0.030)	(0.060)
Distributions from capital gains	(0.550)	(0.350)	–	–	–	(0.550)	(0.350)	–	–	–	(0.550)	(0.350)	–	–	–
Total distributions	(0.640)	(0.350)	(0.050)	(0.010)	(0.020)	(0.570)	(0.350)	(0.030)	–	–	(0.670)	(0.350)	(0.060)	(0.030)	(0.060)
Net increase (decrease) in net asset value	3.06	1.02	0.86	1.69	0.95	2.93	0.90	0.77	1.60	0.94	3.06	1.05	0.86	1.69	0.91
Net Asset Value at end of period	$14.87	$11.81	$10.79	$9.93	$8.24	$14.38	$11.45	$10.55	$9.78	$8.18	$14.88	$11.82	$10.77	$9.91	$8.22
Total Return (%)[2]	32.85	13.08	9.12	20.60	13.30	31.92	12.21	8.20	19.56	12.98	33.17	13.39	9.29	20.90	13.53
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$4,566	$3,941	$3,201	$2,540	$1,301	$497	$318	$266	$262	$100	$45,217	$13,808	$17,039	$29,240	$20,389
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.50	1.50	1.50	1.50	2.85	2.25	2.25	2.25	2.25	11.03	1.25	1.25	1.25	1.25	1.52
After reimbursement of expenses by Adviser (%)	1.50	1.50	1.50	1.50	1.50	2.25	2.25	2.25	2.25	2.25	1.25	1.25	1.25	1.25	1.25
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.14	0.53	0.33	0.04	0.50	(0.620)	(0.220)	(0.420)	(0.720)	(0.220)	0.28	0.77	0.69	0.29	0.77
Portfolio turnover (%)[3]	22	15	15	40	21	22	15	15	40	21	22	15	15	40	21

[1] Current year net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[2] Total return without applicable sales charge.
[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4] Amounts represent less than $0.005 per share.

	NORTHROAD INTERNATIONAL FUND*
	CLASS Y					CLASS R6
	Year Ended 10/31/13[9]	Year Ended December 31,				Year Ended 10/31/13[9]	Inception to 12/31/12[1]
		2012	2011	20,107	20,097
Net Asset Value at beginning of period	$10.39	$9.28	$13.30	$11.92	$10.00	$10.39	$9.28
Income from Investment Operations:
Net investment income (loss)[2]	0.19	0.19	0.04	0.008	(0.030)	0.22	0.19
Net realized and unrealized gain (loss) on investments	1.67	1.09	(1.030)	2.20	3.01	1.67	1.11
Total from investment operations	1.86	1.28	(0.990)	2.20	2.98	1.89	1.30
Less Distributions:
Distributions from net investment income	–	(0.170)	(0.040)	0.008	–	–	(0.190)
Distributions from capital gains	–	–	(2.990)	(0.820)	(1.060)	–	–
Total distributions	–	(0.170)	(3.030)	(0.820)	(1.060)	–	(0.190)
Net increase (decrease) in net asset value	1.86	1.11	(4.020)	1.38	1.92	1.89	1.11
Net Asset Value at end of period	$12.25	$10.39	$9.28	$13.30	$11.92	$12.28	$10.39
Total Return (%)[3]	17.904	13.76	(6.430)	18.42	29.66	18.194	6.70
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$32,616	$28,856	$1,621	$1,763	$1,056	$12	$11
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.155	1.15	1.20	1.25	1.24	0.835	0.835
After reimbursement of expenses by Adviser (%)	1.155	–	–	–	–	0.835	–
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.015	1.94	0.43	0.02	(0.310)	2.335	2.335
Portfolio turnover (%)[6]	154	12	129	61	74	154	12

* The Financial Highlights presented herein reflect the historical operating results of the Madison Mosaic Funds. See Note 1 for a discussion of the Funds’ reorganization.
[1] Commenced investment operations February 29, 2012.
[2] Current year net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[3] Total return without applicable sales charge.
[4] Not annualized.
[5] Annualized.
[6] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[7] Prior to June 30, 2011, the NorthRoad International Fund was known as the Small/Mid-Cap Fund. Inception of the fund was December 31, 2008 with an effective date of January 1, 2009.
[8] Amounts represent less than $0.005 per share.
[9] Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information. See Note 12.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

	INTERNATIONAL STOCK FUND
	CLASS A					CLASS B					CLASS Y
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Net Asset Value at beginning of period	$10.81	$10.12	$10.58	$9.94	$8.47	$10.58	$9.92	$10.39	$9.76	$8.33	$10.82	$10.13	$10.59	$9.95	$8.48
Income from Investment Operations:
Net investment income[1]	0.13	0.14	0.16	0.12	0.15	0.07	0.09	0.08	0.05	0.14	0.13	0.18	0.21	0.22	0.16
Net realized and unrealized gain (loss) on investments	2.35	0.76	(0.470)	0.77	1.69	2.28	0.72	(0.470)	0.75	1.60	2.38	0.75	(0.490)	0.69	1.70
Total from investment operations	2.48	0.90	(0.310)	0.89	1.84	2.35	0.81	(0.390)	0.80	1.74	2.51	0.93	(0.280)	0.91	1.86
Redemption Fee (see Note 2)	0.004	–	0.004	–	–	–	–	–	–	–	–	–	–	–	–
Less Distributions:
Distributions from net investment income	(0.130)	(0.210)	(0.150)	(0.250)	(0.160)	(0.060)	(0.150)	(0.080)	(0.170)	(0.100)	(0.150)	(0.240)	(0.180)	(0.270)	(0.180)
Distributions from capital gains	–	–	–	–	(0.210)	–	–	–	–	(0.210)	–	–	–	–	(0.210)
Total distributions	(0.130)	(0.210)	(0.150)	(0.250)	(0.370)	(0.060)	(0.150)	(0.080)	(0.170)	(0.310)	(0.150)	(0.240)	(0.180)	(0.270)	(0.390)
Net increase (decrease) in net asset value	2.35	0.69	(0.460)	0.64	1.47	2.29	0.66	(0.470)	0.63	1.43	2.36	0.69	(0.460)	0.64	1.47
Net Asset Value at end of period	$13.16	$10.81	$10.12	$10.58	$9.94	$12.87	$10.58	$9.92	$10.39	$9.76	$13.18	$10.82	$10.13	$10.59	$9.95
Total Return (%)[2]	23.11	9.23	(3.000)	9.01	22.82	22.26	8.39	(3.770)	8.26	21.91	23.44	9.61	(2.850)	9.28	23.25
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$24,571	$21,002	$20,763	$23,505	$23,094	$2,946	$3,206	$3,872	$4,854	$5,109	$34,634	$23,294	$44,358	$74,421	$120,187
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.60	1.60	1.60	1.60	1.73	2.35	2.35	2.35	2.35	2.49	1.35	1.35	1.35	1.35	1.47
After reimbursement of expenses by Adviser (%)	1.60	1.60	1.60	1.60	1.60	2.35	2.35	2.35	2.35	2.35	1.35	1.35	1.35	1.35	1.35
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.02	1.35	1.45	1.19	1.81	0.28	0.59	0.72	0.43	1.09	1.26	1.36	1.70	1.42	2.07
Portfolio turnover (%)[3]	53	41	44	52	82	53	41	44	52	82	53	41	44	52	82

[1] Current year net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[2] Total return without applicable sales charge.
[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4] Amounts represent less than $0.005 per share.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2013
Notes to the Financial Statements
1. ORGANIZATION
Madison Funds, a Delaware business trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end, management investment company. As of the date of this report, the Trust offers twenty one funds (individually, a “Fund,” collectively, the “Funds”). Effective in February 2013, the Funds, which were formerly known as MEMBERS Mutual Funds, were re-named Madison Funds. Effective after market close April 19, 2013, based on approval granted at a meeting held March 27, 2013 by the shareholders of each respective Madison Mosaic Fund ( identified as “Old Fund” in Note 12 below and collectively referred to as “Madison Mosaic Funds”), each Madison Mosaic Fund reorganized into a corresponding series of Madison Funds (referred to as “New Fund” in Note 12).
The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of the Trust without par value. The Trust has entered into an Investment Advisory Agreement with Madison Asset Management, LLC (the “Investment Adviser”). The Investment Adviser, in turn, has entered into subadvisory agreements with certain subadvisers (“Subadvisers”) for the management of the investments of the High Income Fund, Small Cap Fund, NorthRoad International Fund and the International Stock Fund. The accompanying financial statements include the Cash Reserves, Tax-Free Virginia, Tax-Free National, Government Bond, High Quality Bond, Core Bond, Corporate Bond, High Income, Diversified Income, Equity Income, Dividend Income, Large Cap Value, Investors, Large Cap Growth, Mid Cap, Small Cap, NorthRoad International and International Stock Funds (collectively, the “Core Funds”), and the Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds (collectively, the “Allocation Funds”). The Tax-Free Virginia Fund invests solely in securities exempt from both federal and Virginia state income taxes, while the Tax-Free National Fund invests in securities exempt from federal taxes (together, the “Tax-Free Funds”).
The Cash Reserves Fund offers two classes of shares: Class A and B. The High Income, Large Cap Value, Large Cap Growth, Small Cap, and International Stock Funds offer three classes of shares: Class A, B and Y. The Diversified Income Fund and Allocation Funds offer three classes of shares: Class A, B and C. The Investors Fund offers three classes of shares: Class A, Y and R6. The Core Bond Fund and Mid Cap Fund offer four classes of shares: Class A, B, Y and R6. The Equity Income Fund offers four classes of shares: Class A, C, Y and R6. The NorthRoad International Fund offers two classes of shares: Class Y and R6. The Tax-Free Virginia, Tax-Free National, Government Bond, High Quality Bond, Corporate Bond and Dividend Income offer one class of shares: Class Y. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and servicing fees, if any, and its proportional share of Fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to Rule 12b-1 under the 1940 Act as it relates to that class and other class-specific matters.
2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.
Portfolio Valuation: Securities and other investments are valued as follows: Equity securities, including American Depository Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and exchange-traded funds (“ETFs”) listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measurements based on valuation technology commonly employed in the market for such investments. Municipal debt securities are traded via a network among dealers and brokers that connect buyers and sellers. Liquidity in the tax-exempt market has been reduced as a result of overall economic conditions and credit tightening. There may be little trading in the secondary market for particular bonds and other debt securities, making them more difficult to value or sell. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time) on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each Fund’s total net assets by the number of shares of such fund outstanding at the time of calculation. Total net assets are determined by adding the current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Because the assets of the Allocation Fund consist primarily of shares of underlying funds, the NAV of each fund is determined based on the NAVs of the underlying funds. Short-term instruments having maturities of 60 days or less and all securities in the Cash Reserves Fund are valued on an amortized cost basis, which approximates market value.
Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange traded options are valued at the mean of the best bid and ask prices across all option exchanges. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. The Trust’s Pricing Committee (the “Committee”) shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors are valued at the average of the closing bids obtained daily from at least one dealer.
Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time).
All other securities for which either quotations are not readily available, no other sales have occurred, or in the opinion of the Investment Adviser, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Committee and under the general supervision of the Board of Trustees. When

Madison Funds | Notes to the Financial Statements - continued | October 31, 2013
fair value pricing of securities is employed, the prices of securities used by the Funds to calculate NAV may differ from market quotations or official closing prices. Because the Allocation Funds primarily invest in underlying funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to “fair” value any of the investments of these funds. However, an underlying fund may need to “fair” value one or more of its investments, which may, in turn, require an Allocation Fund to do the same because of delays in obtaining the underlying fund’s NAV.
A Fund’s investments (or an underlying fund) will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust.
Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date, except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Amortization and accretion are recorded on the effective yield method.
Expenses: Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class-specific expenses are borne by that class.
Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.
Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with members of the Federal Reserve System and with “primary dealers” in U.S. Government securities. As of October 31, 2013, no funds had open repurchase agreements.
The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Funds’ custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience one of the following: delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible decreased levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights.
Foreign Currency Transactions: The books and records are maintained in U.S. dollars. Foreign currency-denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.
Each Fund, except the Cash Reserves Fund and the Tax-Free Funds, which can only invest in U.S. dollar-denominated foreign money market securities, reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Only the Equity Income, International Stock and NorthRoad International Funds had net realized losses associated with currency transactions, and those amounts of $235, $482,687 and $2,160, respectively, are included in the Statements of Operations under the heading “Net realized gain (loss) on investments” for those Funds.
The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.
Forward Foreign Currency Exchange Contracts: Each Fund, except the Cash Reserves Fund and the Tax-Free Funds, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The Funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The Funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Realized and unrealized gains and losses are included in the Statements of

Operations. As of October 31, 2013, none of the Funds had open forward foreign currency exchange contracts.
If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the Fund will be required to place cash or other liquid assets in a segregated account with the Fund’s custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.
Cash Concentration: At times, the Funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.
Illiquid Securities: Each Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Cash Reserves Fund, which limits the investment in illiquid securities to 5% of net assets. An illiquid security is generally defined as any investment that may be difficult to sell within seven days for the price at which the fund values it. At October 31, 2013, investments in securities of the Core Bond, Corporate Bond and Diversified Income Funds included illiquid securities. The aggregate values of illiquid securities held by the Core Bond, Corporate Bond and Diversified Income Funds were $3,376,131, $150,527 and $1,333,944, respectively, which represented 2.2%, 0.8% and 1.1% of net assets, respectively. Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above. Information concerning the illiquid securities held at October 31, 2013, which includes cost and acquisition date, is as follows:

Madison Funds | Notes to the Financial Statements - continued | October 31, 2013

Security	Acquisition Date	Acquisition Cost
Core Bond Fund
American Association of Retired Persons	5/16/02	$ 785,214
ERAC USA Finance LLC	12/16/04	621,403
Liberty Mutual Group Inc.	Various	1,229,460
Nissan Motor Acceptance Corp.	9/19/13	499,450
		$3,135,527
Corporate Bond Fund
Liberty Mutual Group Inc.	6/13/13	$ 99,384
Nissan Motor Acceptance Corp.	9/19/13	49,945
		$ 149,329
Diversified Income Fund
American Association of Retired Persons	5/16/02	$ 785,214
ERAC USA Finance LLC	12/16/04	351,228
		$1,136,442
Delayed Delivery Securities: Each Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement, and often a month or more after the purchase. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or other liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of October 31, 2013, only the Core Bond, Corporate Bond, and High Income Funds had delayed delivery securities.
Redemption Fees: Effective February 28, 2013, the Small Cap and the International Stock Funds discontinued deducting a fee of 2% from redemption proceeds on Class A and Class B shares held 30 calendar days or less. Redemption fees are treated as additional paid-in capital to the Fund from which the shares are redeemed and are designed to help offset any costs associated with short-term shareholder trading.
Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Indemnifications: Under the Funds’ organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts that contain a variety of representations and provide general indemnifications. The Funds’ maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Funds. However, based on experience, management expects the risk of loss to be remote.
Fair Value Measurements: Each Fund has adopted the FASB guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:
Level 1 – unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The valuation techniques used by the Funds to measure fair value for the period ended October 31, 2013 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques: multi-dimensional relational pricing model and option adjusted spread pricing; the Funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of valuation. As of October 31, 2013, none of the Funds held securities deemed as a Level 3, and there were no transfers between classification levels.
The following is a summary of the inputs used as of October 31, 2013 in valuing the Funds’ investments carried at fair value (please see the Portfolio of Investments for each Fund for a listing of all securities within each category):

Fund	Quoted Prices In Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 10/31/13
Conservative Allocation	$ 70,386,982	$ –	$ –	$ 70,386,982
Moderate Allocation	145,197,326	–	–	145,197,326
Aggressive Allocation	56,052,882	–	–	56,052,882
Cash Reserves[1]	1,032,750	24,311,167	–	25,343,917
Tax-Free Virginia
Municipal Bonds	–	22,764,404	–	22,764,404
Tax-Free National
Municipal Bonds	–	26,909,464	–	26,909,464
Government Bond
Mortgage Backed	–	418,912	–	418,912
U.S. Government and Agency Obligations	–	3,863,095	–	3,863,095
Short-Term Investments	62,749	–	–	62,749
	62,749	4,282,007	–	4,344,756
High Quality Bond
Corporate Notes and Bonds	–	55,763,783	–	55,763,783
U.S. Government and Agency Obligations	–	69,331,179	–	69,331,179
Short-Term Investments	6,729,530	–	–	6,729,530
	6,729,530	125,094,962	–	131,824,492
Core Bond
Asset Backed	–	363,462	–	363,462
Corporate Notes and Bonds	–	42,237,325	–	42,237,325
Long Term Municipal Bonds	–	4,630,815	–	4,630,815
Mortgage Backed	–	27,318,613	–	27,318,613
U.S. Government and Agency Obligations	–	77,153,046	–	77,153,046
Short-Term Investments	2,044,646	–	–	2,044,646
	2,044,646	151,703,261	–	153,747,907

Madison Funds | Notes to the Financial Statements - continued | October 31, 2013

Fund	Quoted Prices In Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 10/31/13
Corporate Bond Fund
Corporate Notes and Bonds	$ –	$ 19,415,024	$ –	$ 19,415,024
Short-Term Investments	174,291	–	–	174,291
	174,291	19,415,024	–	19,589,315
High Income
Corporate Notes and Bonds	–	46,612,584	–	46,612,584
Short-Term Investments	2,614,069	–	–	2,614,069
	2,614,069	46,612,584	–	49,226,653
Diversified Income
Common Stocks	71,511,175	–	–	71,511,175
Asset Backed	–	100,225	–	100,225
Corporate Notes and Bonds	–	19,025,434	–	19,025,434
Long Term Municipal Bonds	–	314,259	–	314,259
Mortgage Backed	–	8,381,520	–	8,381,520
U.S. Government and Agency Obligations	–	21,303,125	–	21,303,125
Short-Term Investments	5,231,121	–	–	5,231,121
	76,742,296	49,124,563	–	125,866,859
Equity Income
Assets:
Common Stocks	31,774,355	–	–	31,774,355
Exchange Traded	2,130,650	–	–	2,130,650
U.S. Government and Agency Obligations	–	2,999,655	–	2,999,655
Short-Term Investments	3,395,021	–	–	3,395,021
	37,300,026	2,999,655	–	40,299,681
Liabilities:
Options Written	1,107,373	–	–	1,107,373

Dividend Income
Common Stocks	17,871,208	–	–	17,871,208
Short-Term Investments	744,709	–	–	744,709
	18,615,917	–	–	18,615,917
Large Cap Value
Common Stocks	194,157,685	–	–	194,157,685
Short-Term Investments	9,471,547	–	–	9,471,547
	203,629,232	–	–	203,629,232
Investors
Common Stocks	188,109,122	–	–	188,109,122
Short-Term Investments	15,595,289	–	–	15,595,289
	203,704,411	–	–	203,704,411
Large Cap Growth
Common Stock	144,477,692	–	–	144,477,692
Short-Term Investments	10,990,363	–	–	10,990,363
	155,468,055	–	–	155,468,055
Mid Cap
Common Stocks	302,504,229	–	–	302,504,229
Short-Term Investments	20,909,965	–	–	20,909,965
	323,414,194	–	–	323,414,194
Small Cap
Common Stocks	49,406,414	–	–	49,406,414
Short-Term Investments	809,683	–	–	809,683
	50,216,097	–	–	50,216,097
NorthRoad International
Common Stocks
Australia	711,990	–	–	711,990
Brazil	706,333	–	–	706,333

France	4,389,047	695,029	–	5,084,076
Germany	1,856,112	–	–	1,856,112
Ireland	758,537	–	–	758,537
Israel	616,770	–	–	616,770
Italy	883,158	–	–	883,158
Japan	2,712,711	–	–	2,712,711
Netherlands	946,440	–	–	946,440
Singapore	–	687,281	–	687,281
Sweden	670,433	–	–	670,433
Switzerland	6,852,259	–	–	6,852,259
United Kingdom	9,042,074	–	–	9,042,074
Short-Term Investments	1,036,275	–	–	1,036,275
	31,182,139	1,382,310	–	32,564,449
Fund	Quoted Prices In Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 10/31/13
International Stock
Common Stocks
Australia	$ –	$ 541,098	$ –	$ 541,098
Austria	–	548,392	–	548,392
Belgium	–	1,528,125	–	1,528,125
Bermuda	–	901,226	–	901,226
Brazil	–	583,823	–	583,823
Canada	–	1,458,198	–	1,458,198
Denmark	–	567,347	–	567,347
Finland	–	1,436,365	–	1,436,365
France	–	5,624,600	–	5,624,600
Germany	–	3,803,544	–	3,803,544
Greece	–	278,605	–	278,605
Ireland	597,499	885,633	–	1,483,132
Italy	–	1,733,982	–	1,733,982
Japan	–	10,688,281	–	10,688,281
Luxembourg	–	916,752	–	916,752
Netherlands	–	954,598	–	954,598
Norway	–	444,779	–	444,779
Philippines	–	907,988	–	907,988
South Africa	–	667,800	–	667,800
South Korea	–	556,294	–	556,294
Spain	–	2,594,592	–	2,594,592
Sweden	–	2,123,605	–	2,123,605
Switzerland	–	6,148,994	–	6,148,994
Thailand	–	452,633	–	452,633
Turkey	–	305,195	–	305,195
United Kingdom	–	11,739,048	–	11,739,048
Short-Term Investments	4,402,407	–	–	4,402,407
	$ 4,999,906	$58,391,497	$ –	$63,391,403
Derivatives: The FASB issued guidance intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a Fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a Fund’s financial position, results of operations and cash flows.
The following table presents the types of derivatives in the Equity Income Fund by location as presented on the Statement of Assets and Liabilities as of October 31, 2013:

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	–	–	Options written	$1,107,373

The following table presents the effect of Derivative Instruments on the Statement of Operations for the period ended October 31, 2013:

Derivatives not accounted for as hedging Instruments	Realized Gain on Derivatives:	Change in Unrealized Depreciation on Derivatives
Equity contracts	$1,796,468	($772,512)
Management has determined that there is no impact on the financial statements of the other Funds held in the Trust as they currently do not hold derivative financial instruments.
3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS
Advisory Agreement. For its investment advisory services to the Funds, the Investment Adviser is entitled to receive a fee, which is computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows:

Madison Funds | Notes to the Financial Statements - continued | October 31, 2013

Fund	Management Fee	Fund	Management Fee
Conservative Allocation	0.20%	Diversified Income	0.65%
Moderate Allocation	0.20%	Equity Income	0.85%
Aggressive Allocation	0.20%	Dividend Income	0.75%
Cash Reserves	0.40%	Large Cap Value	0.55%
Tax-Free Virginia Fund	0.50%	Investors	0.75%
Tax-Free National Fund	0.50%	Large Cap Growth	0.75%
Government Bond	0.40%	Mid Cap	0.75%
High Quality Bond	0.30%	Small Cap	1.00%
Core Bond	0.50%	NorthRoad International	0.80%
Corporate Bond	0.40%	International Stock	1.05%
High Income Fund	0.55%
The Cash Reserves, Core Bond, High Income, Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap, Small Cap, and International Stock Funds’ advisory fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion. The Investors Fund advisory fee is 0.75% on the first $100 million of assets, and 0.60% on assets in excess of $100 million. The Investment Adviser is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for the Funds at October 31, 2013, are Shenkman Capital Management, Inc. for the High Income Fund, Wellington Management Company, LLP for the Small Cap Fund, NorthRoad Capital Management, LLC for the NorthRoad International Fund and Lazard Asset Management LLC for the International Stock Fund.
The Investment Adviser may from time to time contractually or voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, the Investment Adviser has contractually agreed to waive a portion of advisory fees on the Cash Reserves Fund Class A Shares and Class B Shares until at least May 1, 2014 for the purpose of maintaining a one-day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the year ended October 31, 2013, the waivers totaled $74,674 for Class A Shares and $2,898 for Class B Shares and are reflected as fees waived in the accompanying Statement of Operations. A portion of the Government Bond, Dividend Income and Investor’s Fund’s advisory fee (0.10%) is being waived by the Investment Adviser until at least May 1, 2014. For the period ended October 31, 2013, the waivers totaled $4,285 for Government Bond, $13,476 for Dividend Income, and $51,071 for the Investors Fund, and are reflected as fees waived in the accompanying Statement of Operations. The Investment Adviser does not have the right to recoup these waived fees.
Services Agreement. The Investment Adviser provides or arranges for each Fund to have all of the necessary operational and support services it needs for a fee. These fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows:

Fund	Service Fee	Fund	Service Fee
Conservative Allocation	0.25%	Diversified Income	0.20%
Moderate Allocation	0.25%	Equity Income[1]	0.15%
Aggressive Allocation	0.25%	Dividend Income	0.35%
Cash Reserves	0.15%	Large Cap Value	0.36%
Tax-Free Virginia Fund	0.35%	Investors[1]	0.35%
Tax-Free National Fund	0.35%	Large Cap Growth	0.20%
Government Bond	0.25%	Mid Cap[1]	0.40%
High Quality Bond	0.19%	Small Cap	0.25%
Core Bond[1]	0.15%	NorthRoad International[1]	0.35%
Corporate Bond	0.25%	International Stock	0.30%
High Income Fund	0.20%
[1]The annual service fee for Class R6 shares is 0.02%.
The direct expenses of the Funds’ Independent Trustees and independent auditors are paid out of this fee on behalf of the Funds.
The Investment Adviser may from time to time contractually or voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, the Investment Adviser waived a portion of service agreement fees on the Cash Reserves Fund Class A

Shares and Class B Shares until at least May 1, 2014 for the purpose of maintaining a one-day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the year ended October 31, 2013, the waivers totaled $11,437 for Class A Shares and $364 for Class B Shares and are reflected as fees waived in the accompanying Statement of Operations. A portion of the Dividend Income and Investors Funds’ annual service fee (0.05%) is being waived by the Investment Adviser until at least May 1, 2014. The waived amounts totaled $6,738 and $25,312, respectively, and are reflected as fees waived in the accompanying Statement of Operations. The Investment Adviser does not have the right to recoup any of these waived fees.
Distribution Agreement. MFD Distributor, LLC (“MFD”) serves as distributor of the Funds. The Trust adopted distribution and/or service plans (the “Plans”) with respect to the Trust’s Class A, B, and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees to MFD for Class A, Class B, and Class C shares at an aggregate annual rate of 0.25% of each Fund’s daily net assets attributable to the respective class of shares for all Funds except the Cash Reserves Fund. The Trust will also pay distribution fees to MFD for Class B and Class C shares at an aggregate annual rate of 0.75% of each Fund’s daily net assets attributable to their respective classes. The distribution fees are used to reimburse MFD for its distribution expenses with respect to Class B and Class C only, including but not limited to: (1) initial and ongoing sales compensation to selling brokers and others engaged in the sale of Fund shares, (2) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (3) interest expenses on unreimbursed distribution expenses. The service fees are used by MFD to compensate selling brokers and others for providing personal and account maintenance services to shareholders. Fees incurred by the Funds under the Plans are detailed in the Statement of Operations.
Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. Rather, they are deducted from the proceeds of sales of Fund shares prior to investment (Class A shares) or from redemption proceeds prior to remittance (Class A, B and C shares), as applicable. MFD, in turn, uses a portion of these fees to pay financial advisors who sell Fund shares, as disclosed in the prospectus. The sales charges and CDSC collected from shareholders in this manner are presented in the “Amount Collected” section of the table below. The amounts retained by MFD (and not paid to financial advisors who sell Fund shares) are shown in the “Amount Retained” section. The amounts collected and retained for the period November 1, 2012 through October 31, 2013, were as follows:

	Amount Collected			Amount Retained
Fund	Class A	Class B	Class C	Class A	Class B	Class C
Conservative Allocation	$164,246	$ 17,138	$ 57	$ 21,090	$ 17,138	$ 57
Moderate Allocation	348,654	62,864	637	41,383	62,864	637
Aggressive Allocation	156,837	15,632	–	18,328	15,632	–
Cash Reserves	–-	9,382	–	–	9,382	–
Core Bond	84,069	14,362	–	10,460	14,362	–
High Income	74,163	2,983	–	9,509	2,983	–
Diversified Income	479,619	12,098	1,208	62,833	12,098	1,208
Equity Income	50,969	–	926	6,496	–	–
Large Cap Value	58,199	5,614	–	6,877	5,614	–
Investors	3,035	–	–	361	–	–
Large Cap Growth	54,271	7,062	–	6,353	7,062	–
Mid Cap	55,794	3,623	–	6,304	3,623	–
Small Cap	8,545	35	–	809	35	–
International Stock	27,786	1,367	–	3,175	1,367	–
MFD may from time to time voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, MFD waived a portion of 12b-1 fees on the Cash Reserves Fund Class B Shares for the purpose of maintaining a one-day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the year ended October

Madison Funds | Notes to the Financial Statements - continued | October 31, 2013
31, 2013, the waivers totaled $5,478 and are reflected as fees waived in the accompanying Statement of Operations. MFD does not have the right to recoup these waived fees.
Officers and Trustees: Certain officers and trustees of the Funds are also officers of the Investment Adviser. The Funds do not compensate their officers or affiliated trustees. Independent Trustees are compensated. Fees paid to the Trustees reduce the fees paid to the Investment Adviser pursuant to the Services Agreement as described above.
4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS
With respect to dividends from net investment income, the Cash Reserves Fund declares dividends, if any, daily and reinvests monthly. The Tax-Free Virginia Fund, Tax-Free National Fund, Government Bond Fund, Core Bond Fund, Corporate Bond Fund, High Income Fund and Diversified Income Fund declare and reinvest dividends, if any, monthly. The Conservative Allocation, High Quality Fund, Dividend Income Fund and Equity Income Funds declare and reinvest dividends, if any, quarterly. The Moderate Allocation, Aggressive Allocation, Large Cap Value Fund, Investors Fund, Large Cap Growth Fund, Mid Cap Fund, Small Cap Fund, NorthRoad International Fund and the International Stock Fund declare and reinvest dividends, if any, annually. The Funds distribute net realized gains from investment transactions, if any, to shareholders annually.
Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a fund level.
5. SECURITIES TRANSACTIONS
For the year ended October 31, 2013, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$ –	$ –	$52,351,331	$45,809,092
Moderate Allocation	–	–	96,531,453	92,446,617
Aggressive Allocation	–	–	35,922,995	33,219,698
Tax-Free Virginia	–	–	277,753	–
Tax-Free National	–	–	1,681,217	2,469,540
Government Bond	697,451	1,721,522	–	–
High Quality Bond	44,740,892	25,081,973	9,054,843	8,013,430
Core Bond	31,458,105	25,053,871	24,618,367	6,079,493
Corporate Bond	–	–	3,314,010	1,878,209
High Income	–	–	16,526,537	51,747,730
Diversified Income	9,218,755	4,267,778	24,243,736	14,846,699
Equity Income	–	–	53,926,716	94,794,485
Dividend Income	–	–	4,253,486	2,449,818
Large Cap Value	–	–	74,590,498	53,234,275
Investors	–	–	22,242,389	31,738,111
Large Cap Growth	–	–	73,295,985	70,851,815
Mid Cap	–	–	53,975,706	99,363,190
Small Cap	–	–	29,567,570	6,348,296
NorthRoad International	–	–	4,319,744	6,161,098
International Stock	–	–	30,418,492	27,312,701
6. COVERED CALL AND PUT OPTIONS
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).

The Equity Income Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends. Covered call writing also helps to reduce volatility (and risk profile) of the Fund by providing protection from declining stock prices.
When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
Transactions in option contracts during the year ended October 31, 2013 were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	11,860	$2,501,562
Options written during the period	39,587	6,762,725
Options closed during the period	(15,172)	(2,736,187)
Options exercised during the period	(14,832)	(2,636,089)
Options expired during the period	(16,288)	(2,882,815)
Options outstanding, end of period	5,155	$1,009,196
7. FOREIGN SECURITIES
Each Fund, other than the Tax-Free Funds, may invest in foreign securities; however, the Cash Reserves Fund is limited to U.S. dollar-denominated foreign money market securities. Foreign securities are defined as  securities that are: (i) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., or issued by foreign governments or their agencies or instrumentalities (“foreign issuers”); (ii) principally traded outside of the U.S.; and (iii) quoted or denominated in a foreign currency (“non-dollar securities”). Foreign securities include American Depositary Receipts, European Depositary Receipts (“EDRs”), Global Depositary Receipts, Swedish Depositary Receipts (“SDRs”) and foreign money market securities. Certain of the Funds have reclaim receivable balances, in which the Funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the Funds and are reflected in Other Assets on the Statement of Assets and Liabilities. These receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.
8. SECURITIES LENDING
The Core Bond, High Income, Diversified Income, Large Cap Value, Large Cap Growth, Midcap and International Stock Funds have entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company (“State Street”). Under the terms of the Agreement, the Funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of the securities, which is determined on a daily basis. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statement of Operations. The primary risk associated with

Madison Funds | Notes to the Financial Statements - continued | October 31, 2013
securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.
At October 31, 2013, a moratorium on securities lending imposed by the Board of Trustees was in place and as such, none of the Funds had securities out on loan.
9. FEDERAL INCOME TAX INFORMATION
It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Accordingly, no provisions for federal income taxes are recorded in the accompanying statements.
The Funds have not recorded any liabilities for material unrecognized tax benefits as of October 31, 2013. It is each Fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended 2010 through 2013. The prior years of 2010 through 2012 represent the legacy MEMBERS Mutual Funds and the legacy Madison Mosaic Funds. Effective as of the market close of April 19, 2013, the Mosaic Funds reorganized into the Madison Funds (formerly known as the MEMBERS Mutual Funds). See Note 12.
The tax character of distributions paid during the years ended October 31, 2012 and 2013 was as follows:

	Ordinary Income		Capital Gain
Fund	2013	2012	2013	2012
Conservative Allocation	$2,549,501	$1,244,762	$ –	$ –
Moderate Allocation	2,840,813	2,399,616	–	–
Aggressive Allocation	859,441	486,564	–	–
Cash Reserves	–	–	–	–
Government Bond	50,235	85,814	–	7,403
High Quaility Bond	846,602	1,341,079	199,710	306,058
Core Bond	3,298,102	3,839,726	–	–
Corporate Bond	335,231	391,445	38,804	2,082
High Income	3,829,503	6,695,075	–	–
Diversified Income	1,885,509	1,919,685	–	–
Equity Income	5,869,493	7,197,561	–	723,406
Dividend Income	214,322	244,281	–	555,330
Large Cap Value	2,354,603	2,316,163	–	–
Investors	188,838	271,204	–	–
Large Cap Growth	590,649	79,717	–	–
Mid Cap	–	–	–	–
Small Cap	184,808	508	922,610	648,950
NorthRoad International	–	463,747	–	–
International Stock	619,729	1,454,961	–	–

	Ordinary Income		Tax Exempt Income		Capital Gain
Fund	2013	9/30/13	2013	9/30/13	2013	9/30/13
Tax-Free Virginia	$ –	$ –	$51,154	$660,030	$ –	$182,600
Tax-Free National	–	24,210	68,313	857,694	–	185,379
As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Fund	Ordinary Income	Tax Exempt Income	Capital Gain
Conservative Allocation	$ –	$ –	$ 284,810
Moderate Allocation	674,950	–	–
Aggressive Allocation	–	–	–
Cash Reserves	–	–	–
Tax-Free Virginia	–	5,049	375,707
Tax-Free National	–	22,399	127,137
Government Bond	2,025	–	14,989
High Quality Bond	155,354	–	449,143
Core Bond	23,267	–	781,015
Corporate Bond	1,856	–	–
High Income	10,901	–	2,382,023
Diversified Income	6,689	–	–
Equity Income	1,183,473	–	–
Fund	Ordinary Income	Tax Exempt Income	Capital Gain
Dividend Income	$ 70,821	$ –	$ 494,295
Large Cap Value	1,632,373	–	–
Investors	25,845	–	6,195,547
Large Cap Growth	199,656	–	5,786,055
Mid Cap	–	–	22,075,550
Small Cap	–	–	2,153,161
NorthRoad International	1,176,926	–	116,136
International Stock	542,236	–	–
For federal income tax purposes, the Funds listed below have capital loss carryovers as of October 31, 2013, which are available to offset future capital gains, if any, realized through the fiscal year listed:

				No Expiration Date
Fund	2016	2017	2018	Short Term	Long Term
Moderate Allocation	$ –	$ 2,027,611	$3,257,526	$ –	$ –
Aggressive Allocation	–	–	1,147,066	–	–
Cash Reserves	–	16	5	1	–
Tax-Free National	–	–	–	6,918	–
Corporate Bond	–	–	–	150	24,897
Diversified Income	–	6,019,053	–	–	–
Large Cap Value	–	6,363,014	–	–	–
Mid Cap	3,734,080	–	–	–	–
Small Cap	2,027,683	–	–	–	–
International Stock	–	10,738,511	1,381,274	–	–
The capital loss carryovers for the Mid Cap Fund and Small Cap Fund are subject to certain limitations upon availability, to offset future gains, if any, as the successor of a merger.
Certain ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first day of the Funds’ next taxable year, if the Funds so elect. For the year ended October 31, 2013, the following Funds elected to defer late-year ordinary losses:

Fund	Late- Year Ordinary Losses
Aggressive Allocation	$ 12,064
Mid Cap	847,847
For the year-ended October 31, 2013, capital losses utilized for each Fund were as follows:

Fund	Amount Utilized	Fund	Amount Utilized
Conservative Allocation	$1,889,131	Investors	1,284,692
Moderate Allocation	7,051,413	Large Cap Growth	3,049,082
Aggressive Allocation	3,809,496	Mid Cap	8,048,787
Core Bond	175,131	Small Cap	675,894
High Income	298,070	NorthRoad International	33,877
Diversified Income	3,365,307	International Stock	2,530,025
Large Cap Value	$9,135,996
At October 31, 2013, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities, excluding options, as computed on a federal income tax basis for each Fund were as follows:

Fund	Appreciation	Depreciation	Net
Conservative Allocation	$ 3,628,011	$ 135,412	$ 3,492,599
Moderate Allocation	17,990,579	217,689	17,772,890
Aggressive Allocation	8,765,830	0	8,765,830
Cash Reserves	–	–	–
Tax-Free Virginia	759,273	427,000	332,273
Tax-Free National	975,844	309,884	665,960
Government Bond	80,837	3,560	77,277
High Quaility Bond	1,557,078	290,885	1,266,193
Core Bond	8,005,810	880,999	7,124,811
Corporate Bond	386,908	180,723	206,185
High Income	2,191,710	82,915	2,108,795
Diversified Income	21,418,363	932,945	20,485,418

Madison Funds | Notes to the Financial Statements - continued | October 31, 2013

Fund	Appreciation	Depreciation	Net
Equity Income	1,707,207	1,872,641	(165,434)
Dividend Income	3,901,704	27,212	3,874,492
Large Cap Value	49,441,297	1,263,470	48,177,827
Investors	32,697,366	1,125,693	31,571,673
Large Cap Growth	36,537,923	1,161,451	35,376,472
Mid Cap	97,369,586	514,700	96,854,886
Small Cap	11,485,299	227,740	11,257,559
NorthRoad International	6,251,293	710,321	5,540,972
International Stock	15,323,876	302,921	15,020,955
Reclassification Adjustments: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all Funds.
Differences relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, distributions from real estate investment trusts and passive foreign investment companies, the Mid Cap Fund merger discussed in Note 12 and distributions of net investment income in excess of the Conservative and Moderate Allocation Funds’ 2013 net investment income.
To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, undistributed net investment income (loss) and undistributed net realized gain (loss) on investments and foreign currency translations. Accordingly, at October 31, 2013 reclassifications were recorded as follows:

Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Conservative Allocation	$(730,724)	$1,131,256	$(400,532)
Moderate Allocation	–	484,531	(484,531)
Aggressive Allocation	(51,511)	152,485	(100,974)
Cash Reserves	16	–	(16)
Tax-Free Virginia	–	–	–
Tax-Free National	–	–	–
Government Bond	–	1,622	(1,622)
High Quaility Bond	–	–	–
Core Bond	–	(12,825)	12,825
Corporate Bond	–	(5)	5
High Income	–	–	–
Diversified Income	–	24,805	(24,805)
Equity Income	–	(235)	235
Dividend Income	–	–	–
Large Cap Value	–	–	–
Investors Fund	48,153	–	(48,153)
Large Cap Growth	(1)	–	1
Mid Cap	4,662,493	(55,576)	(4,606,917)
Small Cap	(3,687)	(11,530)	15,217
NorthRoad International	–	(2,160)	2,160
International Stock	(205)	(21,645)	21,850
10. CONCENTRATION OF RISK
Investing in certain financial instruments, including forward foreign currency contracts, involves certain risks. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statements’ volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The International Stock Fund enters into these contracts primarily to protect the Fund from adverse currency movements.
Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.
The Cash Reserves Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Additionally, while the Fund has maintained a constant share price since inception, and will continue to try to do so, neither the Investment Adviser nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the Fund’s share price from falling below $1.00.
The Tax-Free Funds invest in municipal securities. Municipal securities generally are subject to possible default, bankruptcy or insolvency of the issuer. Principal and interest repayment may be affected by federal, state and local legislation, referendums, judicial decisions and executive acts. The tax-exempt status of municipal securities may be affected by future changes in the tax laws, litigation involving the tax status of the securities and errors and omissions by issuers and their counsel. Madison will not attempt to make an independent determination of the present or future tax-exempt status of municipal securities acquired for the Funds. While most municipal securities have a readily available market, a variety of factors, including the scarcity of issues and the fact that tax-free investments are inappropriate for significant numbers of investors, limit the depth of the market for these securities. Accordingly, it may be more difficult for the Funds to sell large blocks of municipal securities advantageously than would be the case with comparable taxable securities.
The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized rating agencies (so-called “junk bonds”). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its assets in high yield securities.
The Equity Income Fund invests in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
The Allocation Funds are fund of funds, meaning that each invests primarily in the shares of other registered investment companies (the “underlying Funds”), including ETFs. Thus, each Fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests; and the underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that fund. Accordingly, the Allocation Funds are subject to the risks of the underlying funds in direct proportion to the allocation of their respective assets among the underlying funds.
Additionally, the Allocation Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the fund(s) selected to fulfill a particular asset class underperforms their peer. Asset allocation risk is the risk that the

Madison Funds | Notes to the Financial Statements - continued | October 31, 2013
allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.
While investments in stocks and bonds have been keystones in wealth building and management for a hundred years, at times these investments have produced surprises for even the savviest investors. Those who enjoyed growth and income of their investments were rewarded for the risks they took by investing in the markets. When the rare calamity strikes, the word “security” itself seems a misnomer. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Funds, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are now aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and, of course, to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something you must consider in connection with your investments in securities. Unforeseen events have the potential to upset the best laid plans, and could, under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Funds.
Please see the most current versions of the Funds’ prospectuses for a more detailed discussion of risks associated with investing in the Funds.
11. CAPITAL SHARES AND AFFILIATED OWNERSHIP
The Allocation Funds invest in underlying funds, certain of which may be deemed to be under common control because of the same or affiliated investment adviser and membership in a common family of investment companies (the “affiliated underlying funds’’). A summary of the transactions with each affiliated underlying fund during the period ended October 31, 2013 follows:

Fund/Underlying Fund	Balance of Shares Held at 10/31/2012	Gross Additions	Gross Sales	Balance of Shares Held at 10/31/2013	Value at 10/31/2013	Realized Gain (Loss)	Distributions Received[1]
Conservative Allocation Fund
Madison High Quality Bond Fund Class Y	403,262	129,039	58,991	473,310	5,239,540	(1,908)	75,592
Madison Core Bond Fund Class Y	518,798	392,156	67,618	843,336	8,593,593	(13,268)	168,576
Madison Corporate Bond Fund Class Y	322,000	80,670	–	402,670	4,538,091	–	90,231
Madison High Income Fund Class Y	534,999	16,263	348,457	202,805	1,437,886	149,875	160,934
Madison Equity Income Fund Class Y	289,137	906	290,043	–	–	49,752	126,412
Madison Large Cap Value Fund Class Y	248,407	159,782	35,380	372,809	6,360,125	107,533	67,631
Madison Disciplined Equity Fund Class Y	247,665	163,528	411,193	–	–	391,725	777,947
Madison Investors Fund Class Y	–	182,535	32,316	150,219	3,379,927	49,705	–
Madison Large Cap Growth Fund Class Y	125,452	78,043	30,849	172,646	3,667,006	101,815	11,676
Madison International Stock Fund Class Y	144,401	59,251	12,684	190,968	2,516,955	13,958	23,289
Totals					$35,733,123	$849,187	$1,502,288

Moderate Allocation Fund
Madison High Quality Bond Fund Class Y	454,323	205,195	201,168	458,350	$ 5,073,932	$ 53,384	$ 89,182
Madison Core Bond Fund Class Y	910,982	608,582	315,086	1,204,478	12,273,627	131,072	228,418
Madison High Income Fund Class Y	899,984	89,877	587,942	401,919	2,849,605	595,289	242,579
Madison Equity Income Fund Class Y	403,762	–	403,762	–	–	3,471	154,142
Madison Large Cap Value Fund Class Y	745,327	233,302	19,157	959,472	16,368,594	41,709	184,008
Madison Disciplined Equity Fund Class Y	729,959	264,831	994,790	–	–	655,974	2,174,234
Madison Investors Fund Class Y	–	515,318	13,692	501,626	11,286,587	48,045	–
Madison Large Cap Growth Fund Class Y	510,449	122,279	32,821	599,907	12,742,032	89,654	55,172
Madison Mid Cap Fund Class Y	752,107	33,096	249,366	535,837	5,176,184	420,787	–
Madison Small Cap Fund Class Y	195,584	24,640	99,494	120,730	1,796,465	442,269	130,854
Madison NorthRoad International Fund Class Y	421,590	6,068	62,253	365,405	4,476,209	73,375	70,525
Madison International Stock Fund Class Y	194,412	88,581	29,186	253,807	3,345,174	129,095	34,823
Totals					$75,388,409	$2,684,124	$3,363,937

Aggressive Allocation Fund	Balance of Shares Held at 10/31/2012	Gross Additions	Gross Sales	Balance of Shares Held at 10/31/2013	Value at 10/31/2013	Realized Gain (Loss)	Distributions Received[1]
Madison High Income Fund Class Y	254,704	40,552	220,275	74,981	$ 531,612	$ 279,072	$ 39,562
Madison Equity Income Fund Class Y	77,260	–	77,260	–	–	(11,634)	29,086
Madison Large Cap Value Fund Class Y	365,998	85,226	–	451,224	7,697,876	–	87,298
Madison Disciplined Equity Fund Class Y	382,489	101,229	483,718	–	–	355,736	1,070,896
Madison Investors Fund Class Y	–	248,937	–	248,937	5,601,078	–	–
Madison Large Cap Growth Fund Class Y	211,141	108,495	16,993	302,643	6,428,138	41,919	22,958
Madison Mid Cap Fund Class Y	487,292	9,997	77,785	419,504	4,052,407	127,167	–
Madison Small Cap Fund Class Y	74,813	54,974	55,156	74,631	1,110,513	357,599	50,053
Madison NorthRoad International Fund Class Y	171,278	14,349	46,009	139,618	1,710,318	45,864	24,595
Madison International Stock Fund Class Y	87,385	57,718	18,131	126,972	1,673,497	66,308	15,174
Totals					$28,805,439	$1,262,031	$1,339,622
[1] Distributions received include distributions from net investment income and from capital gains from the underlying funds.

Madison Funds | Notes to the Financial Statements - concluded | October 31, 2013
12. DISCUSSION OF BUSINESS COMBINATIONS
Effective as of the market close April 19, 2013, the assets of each Class Y and Class R6 of the following Madison Mosaic funds were reorganized into a corresponding Class Y and Class R6 Madison Fund shell created in a one-for-one share exchange:

Old Fund	New Fund
Madison Mosaic Virginia Tax-Free Fund	Madison Tax-Free Virginia Fund
Madison Mosaic Tax-Free National	Madison Tax-Free National Fund
Madison Mosaic Government Fund	Madison Government Bond Fund
Madison Mosaic Institutional Bond Fund	Madison High Quality Bond Fund
Madison Mosaic Investment Grade Corporate Bond Fund	Madison Corporate Bond Fund
Madison Mosaic Dividend Income Fund	Madison Dividend Income Fund
Madison Mosaic Investors Fund	Madison Investors Fund
Madison Mosaic NorthRoad International Fund	Madison NorthRoad International Fund
Additionally, the following fund reorganizations occurred after market close April 19, 2013 into existing Madison Funds:
Cash Reserves Fund
The assets of the Madison Mosaic Government Money Market Fund Class Y were reorganized into the Madison Cash Reserves Fund Class A. The Madison Cash Reserves Fund was the legal and accounting survivor of the business combination, therefore, its historical performance was retained. Under the plan of reorganization, shares were exchanged on a one-for-one basis.
Core Bond Fund
The assets of the Madison Mosaic Core Bond Fund were reorganized into the Madison Core Bond Fund. The Madison Core Bond Fund was the legal and accounting survivor of the business combination, and therefore, its historical performance was retained. Under the plan of reorganization, the shares were exchanged as follows:

Exchanged from:	Shares	Exchanged for:	Shares	Per Share Conversion Ratio
Madison Mosaic Core Bond Class Y	1,323,053.431	Madison Core Bond Class Y	882,944.090	0.6674
Madison Mosaic Core Bond Class R6	1,461.757	Madison Core Bond Class R6	975.828	0.6676
Mid Cap Fund
The assets of the Madison Mosaic Mid Cap Fund were reorganized into Madison Mid Cap Fund. Though the legal survivor of the business combination was the Madison Mid Cap Fund, the Madison Mosaic Mid Cap Fund was determined to be the accounting survivor, and therefore, the historical performance of the Madison Mosaic Mid Cap Fund was retained. Under the plan of reorganization, shares were exchanged per the following table, and the net asset values and other per share information within the financial highlights for historical periods were adjusted by the below conversion ratio for comparability purposes due to the accounting survivor being the Madison Mosaic Mid Cap Fund :

Exchanged from:	Shares	Exchanged for:	Shares	Per Share Conversion Ratio
Madison Mosaic Mid-Cap Class Y	13,538,693.812	Madison Mid Cap Class Y	21,166,162.595	1.5634
Madison Mosaic Mid-Cap Class R6	404,893,442	Madison Mid Cap Class R6	635,529.845	1.5696
Investors Fund
Effective as of the market close September 20, 2013, the assets of the Madison Disciplined Equity Fund were reorganized into the Madison Investors Fund. The Madison Investors Fund was the legal and accounting survivor of the business combination, therefore, its historical performance was retained. Under the plan of reorganization, the shares were exchanged as follows:

Exchanged from:	Shares	Exchanged for:	Shares	Per Share Conversion Ratio
Madison Disciplined Equity Class Y	11,863,495.719	Madison Investors Class Y	7,372,948.591	0.6215
Madison Disciplined Equity Class R6	239,022.380	Madison Investors Class R6	148,698.697	0.6221
In addition, the Fund also launched a new A Share Class, which commenced operations on September 23, 2013.
13. SUBSEQUENT EVENTS
Clawback Litigation
The Trust is aware of litigation relating to attempts by certain fixed income security-holders of Lyondell Chemical Company (“LYO”) to retrieve proceeds from the sale by equity security-holders of LYO shares occurring pursuant to its acquisition by merger in December 2007. The Midcap Fund received proceeds of approximately $389,000 from the sale of its LYO equity securities in December 2007. The Trust has not been named as a defendant in this litigation as of the date of this report.
All Other Matters
Other than what is noted above, management has evaluated the effects of all other subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. There were no additional events or transactions that impacted the amounts or disclosures in the Funds’ financial statements.

Madison Funds | Notes to the Financial Statements - continued | October 31, 2013

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of Madison Funds:
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Madison Funds, comprising the Madison Conservative Allocation Fund, Madison Moderate Allocation Fund, Madison Aggressive Allocation Fund, Madison Cash Reserves Fund, Madison Tax-Free Virginia Fund, Madison Tax-Free National Fund, Madison Government Bond Fund, Madison High Quality Bond Fund, Madison Core Bond Fund, Madison Corporate Bond Fund, Madison High Income Fund, Madison Diversified Income Fund, Madison Equity Income Fund, Madison Dividend Income Fund, Madison Large Cap Value Fund, Madison Investors Fund, Madison Large Cap Growth Fund, Madison Mid Cap Fund, Madison Small Cap Fund, Madison Northroad International Fund, and Madison International Stock Fund (collectively, the “Funds”) as of October 31, 2013, and the related statements of operations for the periods ended October 31, 2013, the statements of changes in net assets and the financial highlights of the Madison Conservative Allocation Fund, Madison Moderate Allocation Fund, Madison Aggressive Allocation Fund, Madison Cash Reserves Fund, Madison Core Bond Fund, Madison High Income Fund, Madison Diversified Income Fund, Madison Equity Income Fund, Madison Large Cap Value Fund, Madison Large Cap Growth Fund, Madison Small Cap Fund, and Madison International Stock Fund for each of the periods presented, the statements of changes in net assets and the financial highlights of Madison Tax-Free Virginia Fund and Madison Tax-Free National Fund for each of the two periods in the period ended October 31, 2013, and the statements of changes in net assets and the financial highlights of Madison Government Bond Fund, Madison High Quality Bond Fund, Madison Corporate Bond Fund, Madison Dividend Income Fund, Madison Investors Fund, Madison Mid Cap Fund, and Madison Northroad International Fund for the period ended October 31, 2013. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets of the Madison Tax-Free Virginia Fund and Madison Tax-Free National Fund for the year ended September 30, 2012 and the financial highlights for the period ended prior to October 1, 2012 were audited by other auditors, whose report, dated November 14, 2012, expressed an unqualified opinion on the statements of changes in net assets and financial highlights. The statements of changes in net assets for the Madison Government Bond Fund, Madison High Quality Bond Fund, Madison Corporate Bond Fund, Madison Dividend Income Fund, Madison Investors Fund, and Madison Northroad International Fund for the year ended December 31, 2012 and the financial highlights for the periods ended prior to January 1, 2013 were audited by other auditors, whose report, dated February 26, 2013, expressed an unqualified opinion on the statements of changes in net assets and financial highlights. The financial highlights of the Madison Mid Cap Fund for the periods ended prior to January 1, 2013, before the effects of adjustments to retrospectively adjust the financial highlights to give effect to the reorganization as discussed in footnote 12 to the financial statements, and the statement of changes in net assets for the year ended December 31, 2012 were audited by other auditors, whose report, dated February 26, 2013 expressed an unqualified opinion on the financial highlights and statement of changes in net assets.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2013, the results of their operations for the period then ended, and the changes in their net assets and the financial highlights for the Madison Conservative Allocation Fund, Madison Moderate Allocation Fund, Madison Aggressive Allocation Fund, Madison Cash Reserves Fund, Madison Core Bond Fund, Madison High Income Fund, Madison Diversified Income Fund, Madison Equity Income Fund, Madison Large Cap Value Fund, Madison Large Cap Growth Fund, Madison Small Cap Fund, and Madison International Stock Fund for each of the periods presented, the statements of changes in net assets and the financial highlights of Madison Tax-Free Virginia Fund and Madison Tax-Free National Fund for each of the two periods in the period ended October 31, 2013, and the statements of changes in net assets and the financial highlights of Madison Government Bond Fund, Madison High Quality Bond Fund, Madison Corporate Bond Fund, Madison Dividend Income Fund, Madison Investors Fund, Madison Mid Cap Fund, and Madison Northroad International Fund for the period ended October 31, 2013, in conformity with accounting principles generally accepted in the United States of America.
We have also audited the adjustments to the financial highlights of the Mid Cap Fund for each of the periods ended prior to January

1, 2013, to retrospectively adjust the financial highlights to give effect to the reorganization as discussed in footnote 12 to the financial statements. Our procedures included recalculating the conversion factor discussed in footnote 12 to the financial statements. In our opinion, such retrospective adjustments are appropriate and have been appropriately applied. However, we were not engaged to audit, review, or perform any procedures to the financial statements and financial highlights of the Madison Mid Cap Fund for periods prior to January 1, 2013 other than with respect to the retrospective adjustment described herein, and accordingly, we do not express an opinion or any other form of assurance on the financial statements and financial highlights of Madison Mid Cap Fund for periods prior to January 1, 2013.
/s/ Deloitte & Touche, LLP
Milwaukee, WI
December 20, 2013

Madison Funds | October 31, 2013

Other Information (unaudited)
DISCUSSION OF CONTRACT RENEWAL PROCESS AND CONSIDERATIONS
The Board of Trustees reviewed a variety of matters in connection with the Trust’s investment advisory contract with the Investment Investment Adviser and the subadvisory contracts with the applicable Subadvisers at an in-person meeting of the Board held in July 2013. The following summarizes the Board’s process and considerations during that meeting.
With regard to the nature, extent and quality of the services to be provided by the Investment Investment Adviser and each Subadviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Investment Investment Adviser (and applicable Subadviser) and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Investment Investment Adviser and each Subadviser discussed their firms’ ongoing investment philosophies and strategies intended to provide performance consistent with each Fund’s investment objectives under various market scenarios. The Trustees also noted their familiarity with the Investment Investment Adviser and its affiliates due to the Investment Investment Advisers’ history of providing advisory services to its proprietary investment company clients.
The Board also discussed the quality of services provided to the Trust by its applicable transfer agent, fund administrator and custodian as well as the various administrative services provided directly by the Investment Investment Adviser. Such services included arranging for third party service providers to provide all necessary administration as well as supervising any Subadvisers to Fund portfolios.
With regard to the investment performance of the Trust and the Investment Adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They reviewed both long-term and short-term performance and considered the effect on long-term performance that may have been attributable to any previous investment advisers to any Fund. They also considered whether any relative underperformance was appropriate in view of the Investment Investment Adviser’s conservative investment philosophy. The Board performed this review in connection with the Investment Investment Adviser and each Subadviser that manages a subadvised Fund portfolio. In connection with the review of performance, the Board engaged in a comprehensive discussion of market conditions and discussed the reasons for Fund performance under such conditions. With regard to fixed-income Funds, the Board considered the relatively conservative investment philosophy followed by the Funds during a period of historically low interest rates and the relative risks to fixed-income Funds in the current environment. Representatives of the Investment Investment Adviser and each Subadviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons.
With regard to the costs of the services to be provided and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Trusts, the Board reviewed the expense ratios for a variety of other funds in each Fund portfolio’s peer group with similar investment objectives. Again, the Board reviewed these matters in connection with the Investment Adviser and each Subadviser that manages a subadvised Fund portfolio.
The Board noted that the Investment Adviser or its affiliates, and, as applicable, each Subadviser, provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Investment Adviser (and respective Subadviser) to such Funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called Gartenberg standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Investment Adviser (or Subadviser, if applicable) provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various Funds require and were wary of “inapt comparisons.” They considered that, if the services rendered by the Investment Adviser (or Subadviser, if applicable) to one type of fund or client differed significantly from others, then the comparison should not be used. In the case of non-investment company clients for which the Investment Adviser (or Subadviser, if applicable) may act as either investment adviser or subadviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Investment Adviser (or Subadviser, if applicable) which are performed for investment company clients but are not performed for other institutional clients.
The Trustees reviewed each Fund’s fee structure based on total Fund expense ratio as well as by comparing advisory fees to other advisory fees. The Board noted the simple expense structure maintained by the Trust: an advisory fee and a capped administrative “services” expense. The Board reviewed total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison, while not dispositive, was an important consideration.
The Trustees sought to ensure that fees paid by the Trust were appropriate. The Board reviewed materials demonstrating that although the Investment Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Funds pursuant to its administrative services agreement with the Trust, such compensation does not always cover all costs due to the cap on administrative expenses. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the Investment Adviser from the investment advisory fees earned. In this regard, the Trustees noted that examination of each Fund portfolio’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.
The Board recognized that to the extent a Fund portfolio invests in other mutual funds also managed by the Investment Adviser (or its affiliates), the Investment Adviser (or an affiliate) receives investment advisory fees from both the Fund portfolio and the underlying mutual fund. The Board was satisfied in this regard that the Investment Adviser (or an affiliate) provides separate services to each “Fund of funds” portfolios and the underlying mutual funds in which each such Fund invests in exchange for the fees received from them.
In reviewing costs and profits, the Board noted that for some smaller Fund portfolios, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Investment Adviser who serve as Trust officers, as well as facility costs (rent), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Trust is profitable to the Investment Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Investment Adviser including the Trust as a consolidated Fund family. The Trustees noted that total assets managed by the Investment Adviser and its affiliates were in excess of $15 billion at the time of the meeting. As a result, although the fees paid by each Fund portfolio at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Investment Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Investment Adviser and is managed with the attention given to the Investment Adviser’s other clients.

Madison Funds | Other Information (unaudited) - continued | October 31, 2013
With regard to the extent to which economies of scale would be realized as each Fund portfolio grows, the Trustees recognized that at their current sizes, it was premature to discuss any economies of scale not already factored into existing advisory and services agreements. The Trustees also recognized that in connection with certain mergers that had occurred in April 2013, the Investment Adviser had lowered fees payable from the predecessor funds of Tax-Free National, Tax-Free Virginia, Corporate Bond and Mid Cap Funds and that the surviving Funds in the merger were paying fees at those lower amounts. In addition, the Trustees recognized that the Investment Adviser was currently waiving fees with regard to the Government Bond, Dividend Income and Investors Fund series of the Trust and with regard to the money market fund portfolio, Madison Cash Reserves Fund.
Counsel to the Trust’s Independent Trustees confirmed that the Trust’s Independent Trustees met previously and reviewed the written contract renewal materials provided by the Investment Adviser. He noted that the Independent Trustees had considered such materials in light of the aforementioned Gartenberg standards as well as criteria either set forth or discussed in the more recent Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Investment Adviser and the Subadvisers and representatives of the Investment Adviser and Subadvisers, respectively, discussed each matter raised.
After further discussion, analysis and review of the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Trustees, including the Independent Trustees, concluded that the Trust’s advisory fees (including applicable subadvisory fees) are fair and reasonable for each respective Fund portfolio and that renewal of its respective Advisory, Subadvisory and Services Agreements are in the best interests of each respective Fund portfolio and its shareholders.
In the course of their review of the contract renewal materials, the Board also reviewed and discussed with counsel the “Rule 12b-1” plans adopted by some of the Funds. Representatives of the Investment Adviser directed the Board to the written materials regarding these matters during the course of the Board’s consideration of the Rule 12b-1 plans. Finally, the Board also reviewed the Trust’s distribution agreements and the information provided in the written materials regarding the distributor as well as applicable Codes of Ethics.
FUND EXPENSES PAID BY SHAREHOLDERS
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2013. Expenses paid during the period in the tables below are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half fiscal year period).
Actual Expenses
The table below provides information about actual account values using actual expenses and actual returns for the funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	CLASS A				CLASS B
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,015.80	0.70%	$3.56	$1,011.00	1.45%	$7.35
Moderate Allocation	1,000	1,046.40	0.70%	3.61	1,042.90	1.45%	7.47
Aggressive Allocation	1,000	1,072.30	0.70%	3.66	1,069.20	1.45%	7.56
Cash Reserves	1,000	1,000.00	0.08%	0.40	1,000.00	0.08%	0.40
Core Bond	1,000	976.90	0.90%	4.48	974.10	1.65%	8.21
High Income	1,000	1,012.30	1.00%	5.07	1,008.30	1.75%	8.86
Diversified Income	1,000	1,036.00	1.10%	5.65	1,032.70	1.85%	9.48
Equity Income	1,000	1,060.80	1.25%	6.49	N/A	N/A	N/A
Large Cap Value	1,000	1,097.20	1.16%	6.13	1,093.40	1.91%	10.08
Investors[1]	1,000	1,019.50	1.06%	1.23	N/A	N/A	N/A
Large Cap Growth	1,000	1,112.50	1.20%	6.39	1,108.40	1.95%	10.36
Mid Cap[1]	1,000	1,094.70	1.40%	7.39	1,090.60	2.15%	11.33
Small Cap	1,000	1,150.00	1.49%	8.07	1,144.90	2.24%	12.11
International Stock	1,000	1,079.60	1.60%	8.39	1,076.10	2.35%	12.30

	CLASS C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,011.00	1.45%	$7.35
Moderate Allocation	1,000	1,042.80	1.45%	7.47
Aggressive Allocation	1,000	1,069.10	1.45%	7.56
Diversified Income	1,000	1,031.90	1.84%	9.42
Equity Income	1,000	1,057.00	2.00%	10.37
[1] Commenced investment operations on September 23, 2013. Expenses represent the 42 day period ending October 31, 2013.

Madison Funds | Other Information (unaudited) - continued | October 31, 2013

	CLASS Y
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Tax-Free Virginia	$1,000	$965.8	0.85%	$4.21
Tax-Free National	1,000	959.30	0.85%	4.20
Government Bond	1,000	993.60	0.55%	2.76
High Quality Bond	1,000	992.80	0.49%	2.46
Core Bond	1,000	978.10	0.65%	3.24
Corporate Bond	1,000	974.10	0.65%	3.23
High Income	1,000	1,013.70	0.75%	3.81
Equity Income	1,000	1,061.40	1.00%	5.20
Dividend Income	1,000	1,080.90	0.95%	4.98
Large Cap Value	1,000	1,098.50	0.91%	4.80
Investors	1,000	1,078.90	0.88%	4.61
Large Cap Growth	1,000	1,113.80	0.95%	5.06
Mid Cap	1,000	1,096.50	1.15%	6.08
Small Cap	1,000	1,150.80	1.24%	6.72
NorthRoad International	1,000	1,085.00	1.15%	6.04
International Stock	1,000	1,081.20	1.35%	7.08

	CLASS R6
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Core Bond	$1,000	$979	0.53%	$2.64
Equity Income	1,000	1,062.40	0.87%	4.52
Investors[1]	1,000	1,020.40	0.56%	0.65
Mid Cap	1,000	1,097.50	0.77%	4.07
NorthRoad International	1,000	1,087.70	0.83%	4.37
[1] Commenced investment operations on September 23, 2013. Expenses represent the 42 day period ending October 31, 2013.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the Funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	CLASS A				CLASS B
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,021.68	0.70%	$3.57	$1,017.90	1.45%	$ 7.38
Moderate Allocation	1,000	1,021.68	0.70%	3.57	1,017.90	1.45%	7.38
Aggressive Allocation	1,000	1,021.68	0.70%	3.57	1,017.90	1.45%	7.38
Cash Reserves	1,000	1,024.80	0.08%	0.41	1,024.80	0.08%	0.41
Core Bond	1,000	1,020.67	0.90%	4.58	1,016.89	1.65%	8.39
High Income	1,000	1,020.16	1.00%	5.09	1,016.38	1.75%	8.89
Diversified Income	1,000	1,019.66	1.10%	5.60	1,015.88	1.85%	9.40
Equity Income	1,000	1,018.90	1.25%	6.36	N/A	N/A	N/A
Large Cap Value	1,000	1,019.36	1.16%	5.90	1,015.58	1.91%	9.70
Investors[1]	1,000	1,004.53	1.06%	1.22	N/A	N/A	N/A
Large Cap Growth	1,000	1,019.16	1.20%	6.11	1,015.38	1.95%	9.91
Mid Cap	1,000	1,018.15	1.40%	7.12	1,014.37	2.15%	10.92
Small Cap	1,000	1,017.69	1.49%	7.58	1,013.91	2.24%	11.37
International Stock	1,000	1,017.14	1.60%	8.13	1,013.36	2.35%	11.93

	CLASS C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,017.90	1.45%	$ 7.38
Moderate Allocation	1,000	1,017.90	1.45%	7.38
Aggressive Allocation	1,000	1,017.90	1.45%	7.38
Diversified Income	1,000	1,015.93	1.84%	9.35
Equity Income	1,000	1,015.12	2.00%	10.16

Madison Funds | Other Information (unaudited) - concluded | October 31, 2013

	CLASS Y
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Tax-Free Virginia	$1,000	$1,020.92	0.85%	$4.33
Tax-Free National	1,000	1,020.92	0.85%	4.33
Government Bond	1,000	1,022.43	0.55%	2.80
High Quality Bond	1,000	1,022.74	0.49%	2.50
Core Bond	1,000	1,021.93	0.65%	3.31
Corporate Bond	1,000	1,021.93	0.65%	3.31
High Income	1,000	1,021.42	0.75%	3.82
Equity Income	1,000	1,020.16	1.00%	5.09
Dividend Income	1,000	1,020.42	0.95%	4.84
Large Cap Value	1,000	1,020.63	0.91%	4.63
Investors	1,000	1,020.77	0.88%	4.48
Large Cap Growth	1,000	1,020.42	0.95%	4.84
Mid Cap	1,000	1,019.41	1.15%	5.85
Small Cap	1,000	1,018.95	1.24%	6.31
NorthRoad International	1,000	1,019.41	1.15%	5.85
International Stock	1,000	1,018.40	1.35%	6.87

	CLASS R6
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Core Bond	$1,000	$1,023.64	0.53%	$2.70
Equity Income	1,000	1,020.82	0.87%	4.43
Investors[1]	1,000	1,005.11	0.56%	0.65
Mid Cap	1,000	1,021.32	0.77%	3.92
NorthRoad International	1,000	1,021.02	0.83%	4.23
[1] Commenced investment operations on September 23, 2013. Expenses represent the 42 day period ending October 31, 2013.
Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. The information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES
The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.
PROXY VOTING POLICIES, PROCEDURES AND RECORDS
A description of the policies and procedures used by the Funds to vote proxies related to portfolio securities is available to shareholders at no cost on the Funds’ website at www.membersfunds.com or by calling 1-800-877-6089. The proxy voting records for the Funds for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the SEC’s website at www.sec.gov.
FORWARD-LOOKING STATEMENT DISCLOSURE
One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “will,” “expect,” “believe,” “plan” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

TAX INFORMATION
Foreign Tax Credits: The International Stock and NorthRoad International Funds expect to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Funds to its shareholders. For the year ended October 31, 2013, the total amount of foreign taxes that is expected to pass through to shareholders and foreign source income for information reporting purposes will be $122,495 and $51,194 (all of which represents taxes withheld) and $1,553,299 and $783,362, respectively. Complete information regarding the Funds’ foreign tax credit pass through to shareholders for 2013 will be reported in conjunction with Form 1099-DIV.
Corporate Dividends Received Deduction: For the taxable year ended October 31, 2013, the following percentage of income dividends paid by the Fund qualify for the dividends received deduction available to corporations:

Fund	Percentage	Fund	Percentage
Conservative Allocation	11.68%	Large Cap Value	100%
Moderate Allocation	17.09%	Small Cap	100%
Aggressive Allocation	35.95%	Equity Income	10.26%
Diversified Income	88.29%	Investors	100%
Large Cap Growth	100%	Dividend Income	100%
Qualified Dividend Income: For the taxable year ended October 31, 2013, the Funds hereby designate the maximum amount of dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income (“QDI”) eligible for reduced tax rates (the rates range from 5% to 15% depending upon individual’s tax bracket).Complete information regarding each Fund’s income distributions paid during the calendar year 2013, including the portion, if any, which qualify as QDI, will be reported in conjunction with Form 1099-DIV.

Fund	Amount	Fund	Amount
Conservative Allocation	$ 233,398	Small Cap	$184,808
Moderate Allocation	901,774	Equity Income	726,963
Aggressive Allocation	577,489	Investors	188,838
Diversified Income	1,798,399	Dividend Income	214,322
Large Cap Growth	590,649	International Stock	619,729
Large Cap Value	2,354,603

Madison Funds | October 31, 2013
Trustees and Officers
The address of each Trustee and officer is 550 Science Drive, Madison, Wisconsin 3711, except for Mr. Mason for whom it is 8777 N. Gainey Center Drive, #220, Scottsdale, Arizona 85258. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the Funds’ website at www.madisonfunds.com or by calling 1-800-877-6089.
Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee[1]	Other Directorships Held by Director/ Trustee During Past Five Years
Katherine L. Frank[2] 1960	Trustee and President, 2009 - Present
Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of the Adviser), Executive Director and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 - 2010
Madison Asset Management, LLC (“Madison”), Executive Director and Chief Operating Officer, 2010 - Present; Vice President, 2004 - 2010
Madison Investment Advisors, LLC (“MIA”) (affiliated investment advisory firm of the Adviser), Executive Director and Chief Operating Officer, 2010 - Present; President, 1996 - 2010
Madison Strategic Sector Premium Fund (closed end fund), President, 2005 - Present; Ultra Series Fund (16) (mutual funds), President, 2009 - Present; Madison Covered Call & Equity Strategy Fund (closed end fund), President, December 2012 - Present
			38	Madison Strategic Sector Premium Fund, 2005 - Present; Ultra Series Fund (16), 2009 - Present; Madison Mosaic Trusts (except Madison Mosaic Equity Trust) (12), 1996-2013
Jay R. Sekelsky 1959	Vice President, 2009 - Present
MIH, Executive Director and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010
Madison, Executive Director and Chief Investment Officer, 2010 - Present
MIA, Executive Director and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010
Madison Strategic Sector Premium Fund, Vice President, 2005 - Present; Ultra Series Fund (16), Vice President, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Vice President, December 2012 - Present
			N/A	N/A
Paul Lefurgey 1964	Vice President, 2009 - Present
MIH, Managing Director and Head of Fixed Income Investments, 2005 - Present; Madison and MIA, Managing Director and Head of Fixed Income Investments, 2010 - Present
MEMBERS Capital Advisors, Inc. (“MCA”) (investment advisory firm), Madison, WI, Vice President, 2003 - 2005
Madison Strategic Sector Premium Fund, Vice President, 2010 - Present; Ultra Series Fund (16), Vice President, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Vice President, December 2012 - Present
			N/A	N/A
Greg D. Hoppe 1969	Treasurer, 2009 - Present
MIH and MIA, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present
Madison Strategic Sector Premium Fund, Treasurer, 2009 - Present; Chief Financial Officer, 2005 - 2009; Ultra Series Fund (16), Treasurer, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Treasurer, December 2012 - Present
			N/A	N/A

Holly S. Baggot 1960	Secretary, 1999 - Present Assistant Treasurer, 1999 - 2007; 2009 - Present
MIH and MIA, Vice President, 2010 - Present; Madison, Vice President, 2009 - Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 - Present
MCA, Director-Mutual Funds, 2008-2009; Director-Mutual Fund Operations, 2006-2008; Operations Officer-Mutual Funds, 2005-2006; Senior Manager-Product & Fund Operations, 2001-2005
Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present; Ultra Series Fund (16), Secretary, 1999-Present and Treasurer, 2008-2009 and Assistant Treasurer, 1997-2007 and 2009-Present; Madison Covered Call & Equity Strategy Fund, Secretary and Assistant Treasurer, December 2012 - Present
		N/A	N/A
W. Richard Mason 1960	Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present
MIH, MIA, Madison and Madison Scottsdale, LC (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2009 - Present; General Counsel and Chief Compliance Officer, 1996 - 2009
MFD, Principal, 1998 - Present; Concord Asset Management, LLC (“Concord”) (an affiliated investment advisory firm of Madison), General Counsel, 1996 - 2009; NorthRoad Capital Management LLC (“NorthRoad”) (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2011 - Present
Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present; Secretary, General Counsel and Chief Compliance Officer, 2005 - 2009; Madison Covered Call & Equity Strategy Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, December 2012 - Present
Ultra Series Fund (16), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present
		N/A	N/A

1 As of the date of this report, the fund complex consists of Madison Funds with 21 portfolios, the Ultra Series Fund with 16 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Covered Call & Equity Strategy Fund (closed end fund) (“MCN”), for a grand total of 39 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the following tables have the meaning disclosed in this paragraph.
2 “Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of Madison Funds.

Madison Funds | Trustees and Officers - concluded | October 31, 2013

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee[2]	Other Directorships Held by Director/ Trustee During Past Five Years
Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present
MIH, MIA, Madison, Madison Scottsdale, LC, MFD, and Concord, General Counsel and Chief Legal Officer, 2009 - Present
NorthRoad, General Counsel & Chief Legal Officer, 2011 - Present
Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 - Present; Ultra Series Fund (16), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; Madison Covered Call & Equity Strategy Fund, General Counsel, Chief Legal Officer and Assistant Secretary, December 2012 - Present
CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 - 2009
Godfrey & Kahn, S.C. (law firm), Madison and Milwaukee, WI, Partner/Shareholder, Securities Practice Group, 1994-2007
			N/A	N/A
Independent Trustees

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex[2]	Other Directorships Held by Director/ Trustee During Past Five Years
Philip E. Blake 1944	Trustee, 2009 - Present	Retired Investor Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001 Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	39
Edgewood College, 2003 - Present; Chairman of the Board,
2010 - 2012
Nerites Corporation (technology company), 2004 - Present
Madison Strategic Sector Premium Fund, 2005 - Present; Ultra Series Fund (16), 2009 - Present; Madison Covered Call & Equity Strategy Fund, December 2012 - Present; Madison Mosaic Trusts (12), 2001 - 2013

James R. Imhoff, Jr. 1944	Trustee, 2009 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	39
Park Bank, 1978 - Present
Madison Strategic Sector Premium Fund, 2005 - Present; Madison Covered Call & Equity Strategy Fund, 2005 - Present; Ultra Series Fund (16), 2009 - Present; Madison Mosaic Trusts (12), 1996 - 2013

Steven P. Riege 1954	Trustee, 2005 - Present	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 - Present Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 - 2001	37	Ultra Series Fund (16), 2005 - Present
Richard E. Struthers 1952	Trustee, 2004 - Present	Clearwater Capital Management (investment advisory firm), Minneapolis, MN, Chair and Chief Executive Officer, 1998 - Present Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - 2012 IAI Mutual Funds, Minneapolis, MN, President and Director, 1992-1997	37	Park Nicolet Health Services, 2001 - 2012 HealthPartners, 2013 - Present Ultra Series Fund (16), 2004 - Present
Lorence D. Wheeler 1938	Trustee, 2009 - Present	Retired investor Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 - 1997	39
Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 - Present
Madison Strategic Sector Premium Fund, 2005 - Present; Madison Covered Call & Equity Strategy Fund, 2005 - Present; Ultra Series Fund (16), 2009 - Present; Madison Mosaic Trusts (12), 1996 - 2013

1 Independent Trustees serve in such capacity until reaching the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.
2 As of the date of this report, the fund complex consists of Madison Funds with 21 portfolios, the Ultra Series Fund with 16 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Covered Call & Equity Strategy Fund (closed end fund) (“MCN”), for a grand total of 39 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the following tables have the meaning disclosed in this paragraph.

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Madison Funds
Post Office Box 8390
Boston, MA 02266-8390
1 (800) 877-6089
www.madisonfunds.com

SEC File Number: 811-08261

4460-P1053
Rev: 1013

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(c) The Code was not amended during the fiscal year.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling the Adviser at 800-767-0300 and requesting a copy of "the Madison Funds Sarbanes Oxley Code of Ethics."

Item 3. Audit Committee Financial Expert.

In July 2013, Philip E. Blake, an “independent” Trustee and a member of the Trust’s audit committee, was appointed to serve as the Trust’s audit committee financial expert among the five independent Trustees who so qualify to serve in that capacity.  He replaced James Imhoff who served in that capacity through July 2013.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended October 31, 2013 and 2012, respectively were $157,000 ($468,500 including the Ultra Series Fund, the Madison Strategic Sector Premium Fund and the Madison Covered Call & Equity Strategy Fund, all affiliated investment companies “together, the “Affiliated Funds”) and $107,500 ($405,500 including the Affiliated Funds, which at the time, consisted only of the Ultra Series Fund). Note that a number of the registrants’ series represent funds that were reorganized from the former Madison Mosaic family of mutual funds. Fees paid to the then acting principal accountant for the Madison Mosaic Funds are not presented because the principal accountant for such funds was not the same as the registrant’s principal accountant. However, the increase in registrants’ fees reflects the additional funds that were added to the scope of the principal accountant’s services for the fiscal year ended October 31, 2013.

(b) Audit-Related Fees. $5,000 paid to Deloitte & Touche in connection with review of financial information and references to the firm in connection with the merger of the Madison Investors and Disciplined Equity series of Madison Funds.

(c) Tax-Fees. The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

For the fiscal years ended October 31, 2013 and October 31, 2012, the aggregate fees for professional services rendered by Deloitte & Touche for tax compliance, tax advice and tax planning for such fiscal years, totaled $51,975 and $38,740, respectively. Finally, the Adviser will pay an additional $11,550 for six additional tax returns completed for four funds merged away (their final return) in April 2013 and a September 30, 2013 return for the each of the Tax-Free National and Tax-Free Virginia Funds series of the registrant.

In the scope of services comprising the fees disclosed under this Item 4(c) were the following services:

-Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC and the Return of Excise Tax on Undistributed Income of Regulated Investment Companies, Form 8613.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

(2) The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

(f) None.

(g) None.

(h) None.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Trust does not normally hold shareholder meetings. There have been no changes to the Trust's procedures during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Funds

By: (signature)

W. Richard Mason, CCO and Assistant Secretary

Date: December 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Principal Executive Officer

Date: December 23, 2013

By:  (signature)

Greg Hoppe, Principal Financial Officer

Date: December 23, 2013